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As filed with the Securities and Exchange Commission on July 12, 2001

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ALASKA AIR GROUP, INC. AND
ALASKA AIRLINES, INC.
(Exact name of registrants as specified in their charters)

ALASKA — ALASKA AIRLINES, INC. DELAWARE — ALASKA AIR GROUP, INC.	92-0009235 — ALASKA AIRLINES, INC. 91-1292054 — ALASKA AIR GROUP, INC.

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Nos.)

19300 Pacific Highway South
Seattle, Washington 98188
(206) 433-3200
(Address, including zip code, and telephone number,
including area code, of registrants' principal executive offices)

Keith Loveless
Vice President/Legal and Corporate Affairs,
General Counsel and Corporate Secretary
19300 Pacific Highway South
Seattle, Washington 98188
(206) 433-3131
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copies to:

Andrew Bor, Esq.
Andrew B. Moore, Esq.
Perkins Coie LLP
1201 Third Avenue, Suite 4800
Seattle, Washington 98101-3099

Approximate date of commencement of proposed sale to the public:
 From time to time after the effective date of this registration statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /x/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1993, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

    The registrants amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants file a further amendment which specifically states that this registration statement shall become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on the date that the Commission, acting pursuant to said Section 8(a), may determine.

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to Be Registered	Amount to Be Registered (1) (2)	Proposed Maximum Offering Price per Unit (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee

Equipment Trust Certificates of Alaska Airlines, Inc
Pass Through Certificates of Alaska Airlines, Inc
Debt Securities of Alaska Air Group, Inc.
Debt Securities of Alaska Airlines, Inc.
Guarantees of Alaska Air Group, Inc. (3)
Convertible Debt Securities of Alaska Air Group, Inc.
Common Stock, $1.00 par value, of Alaska Air Group, Inc. (4)
Total	$750,000,000		$750,000,000	$187,500.00

(1)
If any of these securities are issued at an original issue discount, the principal amount will be increased such that the aggregate proceeds will equal $750,000,000.

(2)
Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, which permits the registration fee to be calculated on the basis of the maximum offering price of all the securities listed. The table does not specify by each class information as to the amount to be registered, proposed maximum offering price per unit or proposed maximum aggregate offering price.

(3)
To be issued in connection with the equipment trust certificates, pass through certificates and debt securities of Alaska Airlines.

(4)
Includes shares of common stock as may be issued pursuant to the prospectus relating solely to the common stock or issuable upon conversion of the convertible debt securities. Includes rights to purchase Series A Participating Preferred Stock of Alaska Air Group associated with the common stock.

    Alaska Air Group and, in the case of File No. 33-52265, Alaska Airlines have previously filed the following registration statements:

  •
  Registration Statement on Form S-3 (File No. 333-04835), which first became effective on August 22, 1996; and

  •
  Registration Statement on Form S-3 (File No. 33-52265), which first became effective on March 23, 1994.

    Pursuant to Rule 429 under the Securities Act of 1933, as amended:

  •
  the prospectuses contained herein relating to the convertible debt securities and common stock of Alaska Air Group, Inc. relate to the principal amount of $182,250,000 of securities covered by Registration Statement No. 333-04835, of which securities in the principal amount of $54,600,000 remain unissued and are carried forward solely with respect to the prospectuses that relate to the convertible debt securities and common stock of Alaska Air Group contained herein; and

  •
  the prospectuses contained herein relating to the convertible debt securities of Alaska Air Group, and the debt securities and equipment trust certificates of Alaska Airlines and related guarantees of Alaska Air Group, when required, also relate to the principal amount of $200,000,000 of securities covered by Registration Statement No. 33-52265, of which securities in the principal amount of $67,750,000 remain unissued, $17,750,000 of which were carried forward with respect to the prospectus contained in Registration Statement No. 333-04835 relating to the convertible debt securities of Alaska Air Group and are now carried forward solely with respect to the prospectus that relates to the convertible debt securities of Alaska Air Group contained herein, and $50,000,000 of which are carried forward with respect to the prospectuses contained herein (excluding the prospectuses that relate to the debt securities and common stock of Alaska Air Group and the pass through certificates of Alaska Airlines and related guarantee of Alaska Air Group, when required).

    Filing fees of $62,845 and $68,966 were paid in connection with Registration Statement No. 333-04835 and Registration Statement No. 33-52265, respectively.

EXPLANATORY NOTE

    This registration statement consists of six separate forms of prospectuses, covering securities to be registered as follows:

  (1)
  Equipment trust certificates of Alaska Airlines, Inc. and related guarantees of Alaska Air Group, Inc., if applicable.

  (2)
  Pass through certificates of Alaska Airlines, Inc. and related guarantees of Alaska Air Group, Inc., if applicable.

  (3)
  Debt securities of Alaska Air Group, Inc.

  (4)
  Debt securities of Alaska Airlines, Inc. and related guarantees of Alaska Air Group, Inc., when required.

  (5)
  Convertible debt securities of Alaska Air Group, Inc.

  (6)
  Common stock of Alaska Air Group, Inc.

    A prospectus supplement applicable to the securities offered must accompany every prospectus used to consummate sales of securities.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and it is not soliciting an offer to buy securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 12, 2001

PROSPECTUS

ALASKA AIRLINES, INC.

EQUIPMENT TRUST CERTIFICATES

    This prospectus relates to the issuance of equipment notes.

    The equipment notes

  •
  will be issued in one or more series;

  •
  will be either

  –
  owned aircraft notes issued by us with recourse to us either to finance or refinance all or a portion of the cost of an aircraft that has or will be purchased and owned by us or

  –
  leased aircraft notes issued on a nonrecourse basis by owner trustees pursuant to leveraged lease transactions to finance or refinance a portion of the cost of an aircraft that has been or will be leased by the owner trustee to us. The amounts due from us under the leases will be sufficient to pay in full when due all principal of, and any premium and interest on, the related equipment notes;

  •
  will have an aggregate public offering price of up to $800,000,000;

  •
  will have a principal amount, maturity date and interest rate specified in a supplement to this prospectus; and

  •
  will be payable at the times and in the amount specified in a supplement to this prospectus.

    The equipment notes issued for an aircraft will be secured by a security interest in the aircraft. Leased aircraft notes will also be secured by the interest of the owner trustee in the underlying lease. The leased aircraft notes will not represent obligations of, or be guaranteed by, us, but amounts we owe to the owner trustee under the relevant lease will be sufficient to make all payments required under the leased aircraft notes.

    This prospectus is accompanied by a prospectus supplement that includes additional information about the particular series of equipment notes being sold and the underlying lease in the case of leased aircraft notes. Both this prospectus and a prospectus supplement are required to consummate sales of equipment notes.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is        , 2001.

ABOUT THIS PROSPECTUS

    This prospectus is part of a registration statement we filed with the Securities and Exchange Commission using a shelf registration process. Under this shelf process, the equipment notes may be issued in one or more offerings. This prospectus provides you with a general description of the equipment notes that may be offered. Each time equipment notes are offered, we will provide you with a prospectus supplement that will describe the specific amounts, prices and terms of the equipment notes. The prospectus supplement may also add, update or change information contained in this prospectus. You should read carefully both this prospectus and any prospectus supplement together with additional information described below.

    This prospectus does not contain all the information provided in the registration statement we filed with the SEC. For further information about Alaska Airlines, Alaska Air Group or the equipment notes, you should refer to that registration statement, which you can obtain from the SEC as described below under "Where You Can Find More Information." Statements contained in this prospectus or in any prospectus supplement about the contents of any contract or other document are not necessarily complete; therefore, we recommend that you review the full text of those contracts and other documents.

    You should rely only on the information contained or incorporated by reference in this prospectus or a prospectus supplement. Alaska Airlines and Alaska Air Group have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Alaska Airlines and Alaska Air Group are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus or any prospectus supplement, as well as information Alaska Airlines and Alaska Air Group have previously filed with the SEC and incorporated by reference, is accurate as of the date on the front of those documents only. Each of Alaska Airlines' and Alaska Air Group's business, financial condition, results of operations and prospects may have changed since those dates.

WHERE YOU CAN FIND MORE INFORMATION

    Alaska Airlines and Alaska Air Group are subject to the reporting requirements of the Securities Exchange Act of 1934, which requires Alaska Airlines and Alaska Air Group to file reports and other information with the SEC. You may access much of this material over the Internet at the SEC's web cite at http://www.sec.gov. These reports and other information may also be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. In addition, copies of these reports and other information may be obtained at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. You can get further information about the SEC's Public Reference Room by calling 1-800-SEC-0330. The reports and other information filed by Alaska Airlines and Alaska Air Group may also be inspected and copied at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

    As long as Alaska Airlines and Alaska Air Group are subject to the SEC's periodic reporting requirements, they will continue to furnish the required information to the SEC. Alaska Airlines' obligation to file periodic reports with the SEC will be suspended if each class of Alaska Airlines' securities is held by fewer than 300 holders at the beginning of any fiscal year for Alaska Airlines, other than a fiscal year when a registration statement relating to any of Alaska Airlines' securities becomes effective. Accordingly, Alaska Airlines may cease to file reports with the SEC for a fiscal year when there are fewer than 300 holders of Alaska Airlines securities.

    The SEC allows Alaska Airlines and Alaska Air Group to "incorporate by reference" the information they file with the SEC, which means that Alaska Airlines and Alaska Air Group can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and the information that Alaska

Airlines and Alaska Air Group file later with the SEC will automatically update and supersede this information. Alaska Airlines and Alaska Air Group incorporate by reference the documents listed below and any future filings made with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 until the completion of the offering of the debt securities:

  •
  Alaska Airlines:

  –
  Annual Report on Form 10-K for the year ended December 31, 2000 and

  –
  Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001.

  •
  Alaska Air Group:

  –
  Annual Report on Form 10-K for the year ended December 31, 2000;

  –
  Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001;

  –
  Current Reports on Form 8-K filed on January 5, February 7, March 5, April 5, May 3, June 5, June 14 and July 5, 2001; and

  –
  Definitive Proxy Statement on Schedule 14A, as filed with the SEC on April 6, 2001 in connection with Alaska Air Group's annual meeting.

    You may request a copy of these filing (other than exhibits to them), at no cost, by telephoning or writing to the following address:

Corporate Secretary's Office Alaska Air Group, Inc. P.O. Box 68900 Seattle, WA 98168-0947 Telephone: (206) 433-3131	Corporate Secretary's Office Alaska Airlines, Inc. P.O. Box 68947 Seattle, WA 98168-0900 Telephone: (206) 433-3131

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ALASKA AIRLINES AND ALASKA AIR GROUP

    Alaska Air Group is a holding company that was incorporated in Delaware in 1985. Our two principal subsidiaries are Alaska Airlines, Inc. and Horizon Air Industries, Inc. Both subsidiaries operate as airlines, although their business plans, competition and economic risks differ substantially. Alaska Airlines is a major airline that operates an all-jet fleet. Its average passenger trip length is 886 miles. Horizon is a regional airline that operates jet and turboprop aircraft, with an average passenger trip length of 283 miles. Alaska Air Group's executive offices are located at 19300 Pacific Highway South, Seattle, Washington 98188.

    Alaska Airlines is an Alaska corporation that traces its history back to McGee Airways, which was organized in 1932. Alaska Star Airlines was incorporated in 1937 and changed its name to Alaska Airlines in 1944. Alaska serves 37 cities in seven states (Alaska, Washington, Oregon, California, Nevada, Illinois and Arizona), one city in Canada and five cities in Mexico. Horizon is a Washington corporation that began service in 1981 and was acquired by Alaska Air Group in 1986. It is the largest regional airline in the Pacific Northwest, serving 35 cities in five states (Washington, Oregon, Montana, Idaho and California) and five cities in Canada.

USE OF PROCEEDS

    Unless otherwise indicated in the accompanying prospectus supplement:

  •
  the net proceeds from the sale of leased aircraft notes will be used by the applicable owner trustee to finance or refinance the debt portion of and, in some cases, to refinance some of the equity portion of the equipment cost of the related leased aircraft;

  •
  the net proceeds from the sale of owned aircraft notes will be used by us to finance all or a portion of the aggregate principal amount of debt previously issued by us for the equipment cost of the related owner aircraft.

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RATIO OF EARNINGS TO FIXED CHARGES

    The following table sets forth the ratio of earnings to fixed charges for Alaska Airlines and Alaska Air Group for the periods indicated. Earnings represent earnings before accounting charges, income tax expense and fixed charges (excluding interest capitalized). Fixed charges consist of interest and the portion of rental expense deemed representative of the interest factor.

	Three Months Ended March 31,		Year Ended December 31,
	2001	2000	2000	1999	1998	1997	1996
Alaska Airlines (1)	(0.29)	0.30	0.79	3.32	3.25	2.47	1.84
Alaska Air Group (2)	(0.67)	0.32	0.73	3.14	2.93	2.10	1.57

(1)
For the three months ended March 31, 2001 and 2000 and for the year ended December 31, 2000, earnings are inadequate to cover fixed charges by $36.3 million, $16.3 million and $20.6 million, respectively.

(2)
For the three months ended March 31, 2001 and 2000 and for the year ended December 31, 2000, earnings are inadequate to cover fixed charges by $54.9 million, $18.8 million and $31.2 million, respectively.

DESCRIPTION OF EQUIPMENT NOTES

    The following is a summary description of the equipment notes that we expect will be common to all equipment notes. Owned aircraft notes will be issued under an owned aircraft indenture. Leased aircraft notes will be issued under a leased aircraft indenture. Where no distinction is made between the leased aircraft notes and the owned aircraft notes, or between their respective indentures, this summary refers to any equipment notes and any indenture. The forms of owned aircraft indenture and leased aircraft indenture, each of which includes the form of related equipment notes, have been filed as exhibits with the SEC and are incorporated by reference in the registration statement of which this prospectus forms are a part.

    The prospectus supplements will describe the specific terms of any series of equipment notes. Therefore, you should rely on the information in the prospectus supplement if the information in the prospectus supplement is different from the information provided below. To the extent that any provision in any prospectus supplement is inconsistent with any provision of this summary, the provision of the prospectus supplement will control.

    Because the following description is a summary, it does not describe every aspect of the equipment notes, and is qualified in its entirety by the detailed information appearing in the relevant prospectus supplements, the form of applicable equipment notes, the equipment trust indentures, the participation agreements and any leases. Any supplemental indentures and, in the case of leased aircraft notes, any participation agreement and leases entered into in connection with the issuance of equipment notes will be filed with the SEC as exhibits to

  •
  a post-effective amendment to the registration statement of which this prospectus is a part;

  •
  an annual report on Form 10-K;

  •
  a quarterly report on Form 10-Q; or

  •
  a current report on Form 8-K.

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General

  Owned Aircraft Notes

    The owned aircraft notes will be issued under a supplemental indenture to an owned aircraft trust indenture and security agreement between an indenture trustee to be identified in the relevant prospectus supplement and us to finance or refinance all or a portion of the cost of an aircraft that has or will be purchased and owned by us. We will be directly obligated to make payments of principal of, and any premium and interest on, the owned aircraft notes. The owned aircraft notes will be secured by the related aircraft described in the applicable prospectus supplement and by an assignment to the indenture trustee of some of our rights with respect to the related aircraft under the purchase agreement between us and the related manufacturer of the aircraft.

  Leased Aircraft Notes

    The leased aircraft notes will be issued under a leased aircraft indenture and security agreement among an owner trustee, an indenture trustee to be identified in the relevant prospectus supplement and us, in connection with a leveraged lease arrangement relating to an aircraft that has or will be leased by the owner trustee to us. In a leveraged lease transaction, one or more institutional investors will form an owner trust to acquire an aircraft, and that owner trust will then lease the aircraft to us pursuant to a lease agreement. The owner trust will be the owner of the aircraft.

    The terms of each leveraged lease transaction will be governed by a participation agreement among the owner trustee, the owner participant that formed the trust, the indenture trustee and us. Each owner participant will contribute a portion of the purchase price of the related aircraft, and the remainder of the purchase price will be financed through the issuance of the leased aircraft notes.

    The owner trustee will administer the owner trust. An owner participant will be the beneficiary of the owner trust. The leased aircraft notes will be nonrecourse obligations of the owner trust. The leased aircraft notes will not be our obligations or the obligations of the applicable owner participant and will not be enforceable against us or any owner participant. The leased aircraft notes will be secured by the related aircraft described in the applicable prospectus supplement and by certain rights of the applicable owner trust under the related lease.

Description of Information Contained in Prospectus Supplements

    You should consult the related prospectus supplement for a description of the specific series of equipment notes. The information in the related prospectus supplement will include the following, if applicable:

  •
  specific designation and title of the equipment notes;

  •
  aggregate principal amount of each series of equipment notes;

  •
  payment dates applicable to the series of equipment notes;

  •
  interest rate on the series of equipment notes;

  •
  ranking of the equipment notes in terms of priority of payment;

  •
  currency or currencies (including currency units) in which the equipment notes may be denominated;

  •
  specific form of the equipment notes;

  •
  any liquidity or credit enhancement arrangement for the equipment notes;

  •
  any listing on a national securities exchange;

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  •
  description of the related aircraft;

  •
  description of the related trust indenture, including

  –
  a description of the events of default under the related indenture,

  –
  the remedies exercisable upon the occurrence of events of default, and

  –
  any limitations on the exercise of those remedies for the related equipment notes;

  •
  description of the terms of any underwriting arrangement, including

  –
  the names of underwriters or agents,

  –
  the amounts to be purchased by underwriters or agents, and

  –
  the compensation of underwriters or agents;

  •
  the extent, if any, to which the provisions of the operative documents applicable to the equipment notes may be amended by the parties to those operative documents and whether the consent of the holders of a specified percentage of aggregate principal amount of the equipment notes is necessary for amendment;

  •
  the terms of any guarantee by Alaska Air Group; and

  •
  any other special terms pertaining to the relevant equipment notes.

    Additionally, with respect to any prospectus supplement that relates to the offering of leased aircraft notes, the information in the related prospectus supplement will include a description of the related leases and participation agreements, including

  •
  the names of the related owner trustees;

  •
  a description of the events of default under the leases, the remedies exercisable upon the occurrence of the described events of default and any limitations on the exercise of those remedies with respect to the certificates;

  •
  a description of the events of loss with respect to the related leased aircraft and any right we may have to replace the leased aircraft; and

  •
  any rights of the owner trustee or owner participant to cure our failures to pay rent or other defaults under the related lease.

Book-Entry Procedures

    The applicable prospectus supplement for each series of equipment notes will state whether those equipment notes will be subject to the following provisions.

    The equipment notes will be fully registered and issued in the form of one or more temporary or permanent global security or securities without coupons, in minimum denominations of $1,000 or any integral multiple of $1,000. Each global equipment note will be deposited with, or on behalf of, The Depository Trust Company (DTC), and registered in its name or in the name of Cede & Co., its nominee. An equipment noteholder holding an equipment note initially issued as a global security will not be entitled to receive an equipment note in physical form, except as indicated below.

    DTC has advised us that

  •
  DTC is

  –
  a limited purpose trust company organized under the laws of the State of New York,

  –
  a member of the Federal Reserve System,

6

    –
    a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and

    –
    a "clearing agency" registered pursuant to Section 17A of the Exchange Act.

  •
  DTC was created to hold securities for DTC participants and to facilitate the clearance and settlement of securities transactions between DTC participants through electronic book entries, thereby eliminating the need for physical movement of certificates.

  •
  DTC participants include securities brokers and dealers, banks, trust companies and clearing corporations.

  •
  Access to DTC's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly.

    Equipment noteholders that are not DTC participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, equipment notes may do so only through DTC participants. In addition, equipment noteholders will receive all distributions of principal and interest from the indenture trustees through the DTC participants. Under the rules, regulations and procedures creating and affecting DTC and its operation, DTC is required to make book-entry transfers of equipment notes among DTC participants on whose behalf it acts and to receive and transmit distributions of principal of, and interest on, the equipment notes. Under the book-entry system, equipment noteholders may experience some delay in receipt of payments, since such payments will be forwarded by the indenture trustees to Cede, as nominee for DTC, and DTC in turn will forward the payments to the appropriate DTC participants.

    The DTC participants will be responsible for distributions to equipment noteholders, which distributions will be made in accordance with customary industry practices. Although equipment noteholders will not have possession of the equipment notes, the DTC rules provide a mechanism by which the equipment noteholders will receive payments and will be able to transfer their interests. DTC participants are expected to convey the rights represented by their interests in any global security to the related equipment noteholders, but DTC can only act on behalf of DTC participants. Consequently, the ability of equipment noteholders to pledge equipment notes to persons or entities that are not DTC participants or to otherwise act with respect to such equipment notes may be limited due to the lack of physical certificates for such equipment notes.

    Neither we nor the indenture trustees nor any respective agent will be responsible or liable for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in the equipment notes or for supervising or reviewing any records relating to such beneficial ownership interests. Since the only "equipment noteholder," for purposes of the indenture, will be Cede, as nominee of DTC, equipment noteholders will not be recognized by the indenture trustees as "equipment noteholders," and equipment noteholders will be permitted to exercise the rights of "equipment noteholders" only indirectly through DTC and DTC participants. DTC has advised us that it will take any action permitted to be taken by an equipment noteholder under the indentures and any prospectus supplements only at the direction of one or more DTC participants to whose accounts with DTC the related equipment notes are credited. Additionally, DTC has advised us that it will take such actions with respect to any percentage of the beneficial interest of equipment noteholders only at the direction of and on behalf of DTC participants whose holders include undivided interests that satisfy any such percentage. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of DTC participants whose holders include such undivided interests.

    All payments we make to the indenture trustees will be in immediately available funds and will be passed through to DTC in immediately available funds.

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    The equipment notes will trade in DTC's Same-Day Funds Settlement System until maturity, and DTC will require secondary market trading activity in the equipment notes to settle in immediately available funds.

    Physical certificates will be issued to holders of a global security or their nominees if:

  •
  DTC advises the indenture trustees in writing that it is no longer willing or able to discharge properly its responsibilities as depositary with respect to the equipment notes and we are unable to locate a qualified successor, or

  •
  if we decide in our sole discretion to terminate the book-entry system through DTC.

    In such event, the indenture trustees will notify all equipment noteholders through DTC participants of the availability of such physical equipment notes. Upon surrender by DTC of the definitive global certificate representing the series of equipment notes and receipt of instructions for reregistration, the indenture trustees will reissue the equipment notes in physical form to equipment noteholders or their nominees.

Prepayment

    The prospectus supplement will describe

  •
  the circumstances, whether voluntary or involuntary, under which the related equipment notes may or must be prepaid, in whole or in part, prior to the stated maturity date;

  •
  any premium applicable upon a prepayment; and

  •
  other terms applying to the prepayment of the equipment notes.

Security

    The owned aircraft notes will be secured by

  •
  a mortgage granted to the indenture trustee in the applicable aircraft and

  •
  an assignment to the indenture trustee of certain of our rights relating to the applicable aircraft and the related engines under any agreements for the purchase of that aircraft between us and the manufacturers of the aircraft and the engines.

    We will be obligated, among other things (and at our own expense), to cause the owned aircraft to be duly registered, to pay all costs of operating that aircraft and to maintain, service, repair and overhaul that aircraft (or to cause that aircraft to be maintained, serviced and repaired).

    The leased aircraft notes will be secured by

  •
  an assignment by the related owner trustee to the related indenture trustee of that owner trustee's rights, except for certain rights described below, under the lease relating to the leased aircraft, including the right to receive payments of rent under that lease;

  •
  a mortgage granted to the indenture trustee in the applicable aircraft, subject to our rights under the applicable lease;

  •
  an assignment to the indenture trustee of the owner trustee's rights relating to the applicable aircraft and the related engines under any agreements for the purchase of that aircraft between us and the manufacturers of the aircraft and the engines; and

  •
  if applicable, Alaska Air Group's guarantee of our obligations under the related lease.

    Under the terms of each lease, our obligations with respect to the leased aircraft will be those of a lessee under a "net lease." Accordingly, we will be obligated, among other things (and at our own

8

expense), to cause the leased aircraft to be duly registered, to pay all costs of operating that aircraft and to maintain, service, repair and overhaul that aircraft (or to cause that aircraft to be maintained, serviced, repaired and overhauled).

    The assignment by the owner trustee to the related indenture trustee of its rights under the related lease will exclude, among other things:

  •
  rights of that owner trustee and the related owner participant relating to indemnification from us for certain matters;

  •
  insurance proceeds payable to that owner trustee in its individual capacity and to the related owner participant under liability insurance maintained by us as directed by that lease or by that owner trustee or related owner participant;

  •
  insurance proceeds payable to that owner trustee in its individual capacity or to the related owner participant under casualty insurance maintained by that owner trustee or related owner participant pursuant to that lease; and

  •
  any rights of that owner trustee or the related owner participant to enforce payment of these amounts and their respective rights to the related proceeds of the foregoing.

Insurance Coverage

    The prospectus supplement will describe the insurance coverage required for the relevant aircraft. In general, we will be obligated to carry comprehensive aircraft liability insurance, including public liability insurance and cargo legal liability insurance, as described below. The insurance must be in the amounts, against the risks and with the retentions we customarily maintain. The insurance must also be with insurers of recognized responsibility and against the other risks typically insured against by corporations situated similarly to us and engaged in the same business as, or business similar to, ours and owning or operating aircraft and engines similar to the related aircraft and related engines.

    In general, we will also be obligated to carry, with insurers of recognized responsibility, all-risk ground and flight aircraft hull insurance covering the related aircraft and all-risk coverage for the related engines and parts while temporarily removed from the aircraft and not replaced by similar engines or parts, as described below. The insurance includes war-risk and allied perils, hijacking and governmental confiscation and expropriation insurance except in the country of registry, must be in such form and amounts, and with the retentions we customarily maintain with respect to other aircraft in our fleet of the same type and model and operating on the same routes as the related aircraft, and may not be in an amount below stipulated values.

    We may self-insure against the risks required to be insured against under the related lease or indenture in the reasonable amounts as are then applicable to our other aircraft or engines of value comparable to the related aircraft. The self-insurance for all aircraft in our fleet may not, however, in the aggregate exceed an amount equal to the lesser of

  •
  50% of the highest replacement value of any single aircraft in such fleet or

  •
  1.5% of the average aggregate insured value from time to time of our entire aircraft fleet,

provided that a standard deductible per occurrence per aircraft no greater than the amount customarily allowed as a deductible in the industry will be permitted in addition to such self-insurance.

    With respect to a leased aircraft, we and any permitted sublessee of the leased aircraft will be named as insured parties under all insurance policies required by the related lease. The indenture trustee, owner trustee and related owner participant will be named additional insureds, which will afford each of them the rights but not the obligations of an additional insured. In general, liability insurance proceeds will be distributed to the respective parties entitled to such proceeds and, in the

9

case of partial loss, hull insurance proceeds in excess of certain specified amounts will be distributed to the indenture trustee. The prospectus supplement will contain a description of any limitations applicable to the provisions described in this paragraph.

    With respect to owned aircraft, we and any permitted lessee of an owned aircraft will be named as insured parties under all insurance policies required by the related indenture. The indenture trustee will be named additional insured, which will afford it the rights but not the obligations of an additional insured. In general, liability insurance proceeds will be distributed to the respective parties entitled to those proceeds and hull insurance proceeds in excess of certain specified amounts will be distributed to the indenture trustee. The prospectus supplement will contain a description of any limitations applicable to the provisions described in this paragraph.

Recognition of the Indenture Trustee's Security Interest

    We will be required, except under some circumstances, to keep each aircraft registered with the United States Federal Aviation Administration and to record the indenture and the lease, if applicable, relating to each aircraft under the United States Code relating to aviation. The recording of the indenture and the lease, if applicable, with respect to each aircraft will give the related indenture trustee a perfected security interest in the related aircraft whenever it is located in the United States or any of its territories and possessions. The Convention on the International Recognition of Rights in Aircraft provides that the security interest will also be recognized, with some exceptions, in those jurisdictions that have ratified or adhere to that Convention. We will have the right, with some conditions and at our expense, to register each aircraft in countries other than the United States. Each aircraft may also be operated by us or under lease, sublease or interchange arrangements in countries that are not parties to the Convention.

    The equipment notes are not cross-collateralized, which means that liquidation proceeds from the sale of an aircraft in excess of the amount due on the equipment notes related to the aircraft will not be available to cover any losses on the equipment notes related to any other aircraft.

Investment and Reinvestment of Related Funds

    The indenture trustee will invest and reinvest funds held by that indenture trustee, pending distribution of those funds. Allowable investments will be described in the applicable indenture. We will direct the investment and reinvestment of those funds subject to the permitted allowable investments as specified in the applicable indenture. We will not, however, direct investment and reinvestment if

  •
  in the case of a leased aircraft, an event of default under the related lease has occurred or

  •
  in the case of an owned aircraft, an event of default under the related indenture has occurred.

We will pay the net amount of any loss resulting from any of the investments made at our direction.

Special Rights of Lessors, Conditional Vendors and Holders of Security Interests Under the Bankruptcy Code

    Section 1110 of the United States Bankruptcy Code provides that the right of lessors, conditional vendors and holders of security interests, with respect to aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo used by air carriers operating under certificates issued by the Secretary of Transportation under Chapter 447 of the United States Code relating to aviation to take possession of the aircraft and to enforce any of the other rights or remedies in compliance with the provisions of the lease, conditional sale contract or security agreement, as the case may be, to sell, lease or otherwise retain or dispose of the aircraft is not affected by

10

  •
  the automatic stay provision of the Bankruptcy Code, which provision enjoins the taking of any action against a debtor by a creditor;

  •
  the provision of the Bankruptcy Code allowing the trustee in reorganization or the debtor-in-possession to use, sell or lease property of the debtor;

  •
  the confirmation of a plan by the bankruptcy court; and

  •
  any power of the bankruptcy court to enjoin a repossession.

    Section 1110 relief would not be available, however, if the following two conditions are satisfied:

  1.
  within 60 days after the date of the order for relief under the Bankruptcy Code, or such longer period consented to by the lessor, conditional vendor or holder of a security interest, the trustee in reorganization agrees to perform the debtor's obligations that become due on or after that date and

  2.
  all defaults, other than defaults resulting solely from the financial condition, bankruptcy, insolvency or reorganization of the debtor, or from any failure of the debtor to pay penalty rates based on a failure to perform nonmonetary obligations, are cured before the later of the expiration of that 60-day period and the date that is 30 days after the date of default.

    Accordingly, the right of a lessor, conditional vendor or holder of a security interest to take possession of an aircraft if an event of default occurs would not be exercisable for 60 days following the date of the order for relief (unless specifically permitted by the bankruptcy court). If the conditions specified above are satisfied within the applicable period, but if an event of default occurs after such applicable period, Section 1110 of the Bankruptcy Code provides that the automatic stay does not apply unless such subsequent default is cured in compliance with the terms of the applicable security agreement, lease or conditional sale contract, if a cure is permitted under that agreement, lease or contract. The prospectus supplement for each offering will discuss the availability of the benefits of Section 1110 with respect to the related aircraft.

Ranking of Equipment Notes

    Some of the equipment notes related to one or more aircraft, as described in the related prospectus supplement, may be subordinated and junior in right of payment to other equipment notes related to the same aircraft. The related prospectus supplement will describe the terms of the subordination, if any.

Payments and Limitation of Liability

  Owned Aircraft Notes

    We will incur general obligations under each owned aircraft trust indenture and under the related owned aircraft certificates.

  Leased Aircraft Notes

    Payments.  The owner trustee will lease each leased aircraft to us for a term commencing on the date that leased aircraft is delivered to the owner trustee. The term will expire on a date after the latest maturity date of the related leased aircraft notes, unless previously terminated as permitted by the terms of the related lease. Some payments, including basic rent, under each related lease will be payable by us. The owner trustee will assign our payments to the related indenture trustee to provide the funds necessary to pay principal of, premium, if any, and interest due from the owner trustee on the leased aircraft notes issued under the related leased aircraft trust indenture.

11

    In certain cases, the basic rent payments under a lease may be adjusted, but each lease will provide that under no circumstances will our rent payments be less than the scheduled payments on the related leased aircraft notes. The balance of any basic rent payment under each lease, after payment of amounts due on the leased aircraft notes issued under the leased aircraft trust indenture corresponding to the applicable lease, will be paid over to the applicable owner trustee. We will incur general obligations to pay rent and to cause other payments to be made under each lease.

    Limitation on Liability.  The leased aircraft notes will not be our obligations and will not be guaranteed by us, except in some specified circumstances involving our purchase of a leased aircraft and our assumption of some specified obligations, including the obligation to make payments on the related leased aircraft notes. None of the owner trustees, the owner participants or the indenture trustees will be personally liable to any holder of the leased aircraft notes for amounts payable under those leased aircraft notes, or, except as provided in the related leased aircraft trust indentures in the case of the owner trustees and the indenture trustees, for any liability under those leased aircraft trust indentures.

    Except in the circumstances mentioned, all amounts payable under any leased aircraft notes, other than payments made in connection with an optional redemption or purchase by the related owner trustee or the related owner participant, will be made only from the assets subject to the lien of the applicable leased aircraft trust indenture with respect to the related leased aircraft or the income and proceeds received by the related indenture trustee from those assets, including rent payable by us and amounts payable by Alaska Air Group pursuant to its guarantee, if any, under the related lease.

    Except as otherwise provided in the applicable leased aircraft trust indenture, no owner trustee will be personally liable for any amount payable or for any statements, representations, warranties, agreements or obligations under any leased aircraft trust indenture or leased aircraft notes except for its own willful misconduct or gross negligence. None of the owner participants will have any duty or responsibility under the leased aircraft trust indentures or under the related leased aircraft notes to the related indenture trustee or to any holder of those leased aircraft notes.

Events of Default and Rights Upon an Event of Default

    You will have special rights if an event of default occurs and is not cured as described later in this subsection. The prospectus supplement will specify the events of default under the related indenture. The indentures have no cross-default provision. Therefore, an event resulting in a default with respect to one series of equipment notes will not in itself result in the occurrence of an event of default with respect to any other series of equipment notes.

    Each indenture provides that the indenture trustee will, within 90 days after the occurrence of an event of default in respect of that indenture, give to the equipment noteholders notice of all uncured or unwaived defaults with respect to that indenture known to it. The indenture trustee may withhold that notice, however, except in the case of default in the payment of principal, premium, if any, or interest on any of the equipment notes if the indenture trustee in good faith determines that the withholding of that notice is in the interests of those equipment noteholders.

    The holders of not less than 50% in aggregate principal amount of the outstanding equipment notes may waive some past events of default. Consent from each holder of an outstanding equipment note is however required for a waiver of

  •
  an event of default in the payment of the principal of, premium, if any, and interest on any equipment note then outstanding and

  •
  any covenant or provision of the indenture or any other related operative agreement that, pursuant to the indenture, cannot be modified or amended without the consent of all holders of outstanding certificates.

12

    If an event of default occurs and has not been cured, the indenture trustee or equipment noteholders holding at least 25% in principal amount of the equipment notes of the affected series may declare the entire principal amount of all the equipment notes of that series to be due and immediately payable.

    A declaration of acceleration of maturity may be canceled by the holders of at least a majority in principal amount of the equipment notes of the affected series if

  •
  an amount sufficient to pay the following has been deposited with the indenture trustee:

  –
  all overdue installments of interest on all the equipment notes, together, to the extent permitted by law, with interest on the overdue installments of interest,

  –
  the principal on any equipment notes that have become due otherwise than by the declaration,

  –
  all amounts paid or advanced by the indenture trustee, and

  –
  other specified expenses;

  •
  the cancellation will not conflict with any judgment or decree; and

  •
  all other events of default and defaults have been cured or waived.

    Each indenture provides that if an event of default under that indenture has occurred and is continuing, the indenture trustee may exercise certain rights or remedies available to it under applicable law. With respect to leased aircraft notes, if an event of default under the related lease has occurred and is continuing, the indenture trustee may exercise one or more of the remedies with respect to the related aircraft afforded to the applicable owner trustee by the related lease for events of default under that lease. The applicable prospectus supplement will describe any limitation on the exercise of remedies by the indenture trustee.

    The holders of not less than 50% in aggregate principal amount of outstanding equipment notes may direct the time, method and place of conducting any proceeding for any remedy available to the indenture trustee or of exercising any trust or power conferred on the indenture trustee, but, in such event, the indenture trustee is entitled to be indemnified by those holders of that series of equipment notes before proceeding to act, and the indenture trustee may not be held liable for any such action taken in good faith.

    The right of any holder of an equipment note to institute an action for any remedy under the indenture pursuant to which the equipment note was issued, including the right to enforce payment of the principal of, and any premium and interest on the equipment notes when due, will be subject to certain conditions precedent, including a written request to the indenture trustee by the holders of not less than 25% in aggregate principal amount of outstanding equipment notes issued pursuant to the indenture to take action, and an offer to the indenture trustee of reasonable indemnification against costs, expenses and liabilities incurred by it in doing so.

    If an event of default occurs and is continuing, any amounts held or received by the indenture trustee may be applied to reimburse the indenture trustee for any tax, expense, charge or other loss incurred by it and to pay any other amounts due to the indenture trustee prior to any payments to holders of the equipment notes with respect to which the event of default relates.

    With respect to leased aircraft notes, in the event of the bankruptcy of an owner participant, it is possible that, notwithstanding that the aircraft will be owned by the owner trustee in trust, the aircraft and the related lease and leased aircraft notes might become part of such bankruptcy proceeding. In this event, payments under the lease or leased aircraft notes might be interrupted and the ability of the indenture trustee to exercise its remedies under the leased aircraft trust indenture might be restricted,

13

although the indenture trustee would retain its status as a secured creditor in respect of the lease and aircraft.

Merger, Consolidation and Transfer of Assets

    We are generally permitted to consolidate or merge with another person. We are also permitted to sell or lease substantially all of our assets to another person or to buy or lease substantially all the assets of another person. However, we may not take any of these actions unless all the following conditions are met:

  •
  the surviving, successor or transferee person will

  –
  be organized and validly existing under the laws of the United States or any of its states or the District of Columbia,

  –
  be a "citizen of the United States," as defined in the United States Code relating to aviation holding an air carrier operating certificate issued by the Secretary of Transportation, if, and so long as, such status is a condition of entitlement to the benefits of Section 1110 of the Bankruptcy Code, and

  –
  expressly assume all of our obligations contained in any indentures and, with respect to leased aircraft notes, the applicable participation agreements and leases, and any other operative documents, and

  •
  we will have delivered a certificate and an opinion or opinions of counsel indicating that the relevant transaction, in effect, complies with these conditions.

    The indentures do not contain any covenants or provisions that may afford holders of equipment notes protection in the event of a highly leveraged transaction involving us.

Modification of Agreements

    The provisions of the indentures and, with respect to leased aircraft notes, the leases and participation agreements with respect to any series may be amended or modified, except to the extent indicated below, with the consent of the holders of more than 50% in aggregate principal amount of outstanding equipment notes.

    The following changes may be made to the indentures pursuant to which either owned aircraft notes or leased aircraft notes were issued only with the consent of all holders of the outstanding equipment notes affected by the changes:

  •
  reductions in the principal amount of or any premium and interest payment payable on the equipment note or changes in the date on which any principal and any premium or interest payment is due and payable or which otherwise affect the terms of payment of the equipment note;

  •
  creations of any security interest with respect to the property subject to the lien of the indenture ranking prior to or on a parity with the security interest created by the indenture or deprivation of the holder of any equipment note of the benefit of the lien of the indenture upon the property subject to the lien;

  •
  reductions in the percentage of the aggregate principal amount of the equipment notes necessary to modify or amend any provision of the indenture or to waive compliance with any provision;

  •
  modification of any of the provisions relating to the rights of holders in respect of the waiver of events of default or receipt of payment; or

  •
  modification of the obligation of Alaska Air Group to make payments under its guarantees.

14

    The following changes may be made to the indentures pursuant to which leased aircraft notes were issued, the related leases and participation agreements only with the consent of all holders of the outstanding leased aircraft notes affected by the changes:

  •
  reductions in, and modifications or amendments to, any indemnities payable by the related owner participant in favor of those holders or

  •
  reductions in the amount of any rent payable by us below the amount required to pay all principal of and any premium and interest on all the leased aircraft notes as and when due and payable.

    We may modify some provisions of the indentures and, with respect to the leased aircraft notes, the leases and the participation agreements without the consent of the holders of the outstanding equipment notes.

Defeasance

    Unless the applicable prospectus supplement specifies otherwise:

  •
  each owned aircraft trust indenture provides that the obligation of the related indenture trustee and us in relation to any owned aircraft notes will be deemed to have been discharged and paid in full on the 91st day after the date of irrevocable deposit with the related indenture trustee of an amount sufficient to discharge the indebtedness evidenced by the owned aircraft notes; and

  •
  each leased aircraft trust indenture provides that the obligation of the related indenture trustee and owner trustee in relation to any leased aircraft notes will be deemed to have been discharged and paid in full on the 91st day after the date of irrevocable deposit with the related indenture trustee of an amount sufficient to discharge the indebtedness evidenced by the leased aircraft notes.

    The deposit must consist of

  •
  money or

  •
  obligations of the United States or any agency or instrumentality of the United States the payment of which is backed by the full faith and credit of the United States, which, through the payment of principal and interest on those obligations and complying with their terms, will provide money in an aggregate amount sufficient to pay when due, including as a consequence of redemption in respect of which notice is given on or prior to the date of irrevocable deposit, the principal of, premium, if any, and interest on all equipment notes issued under and in compliance with the terms of the applicable indenture.

    Discharge may occur only if, among other things:

  •
  no event of default or event that with the giving of notice or lapse of time or both would become an event of default under the indenture has occurred and is continuing on the date of irrevocable deposit; and

  •
  we have delivered an opinion of counsel to the effect that holders of the equipment notes will not recognize income, gain or loss for federal income tax purposes as a result of the deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same time as would have been the case if the deposit, defeasance and discharge had not occurred.

    The deposit as described will not be deemed to discharge certain obligations, including the obligations to

  •
  register the transfer or exchange of equipment notes;

15

  •
  replace stolen, lost, destroyed or mutilated equipment notes; and

  •
  maintain paying agencies and hold money for payment in trust.

    Upon defeasance, or upon payment in full of the principal of, premium, if any, and interest on all equipment notes issued under any indenture on its maturity date or deposit with the applicable indenture trustee of money sufficient to satisfy those amounts no earlier than one year prior to the related indenture's maturity, the holders of the related equipment notes will have no beneficial interest in or other rights related to the aircraft or other assets subject to the lien of the indenture. Consequently, the lien will terminate.

Assumption of Obligations by Alaska Airlines

    Unless the applicable prospectus supplement specifies otherwise, with respect to leased aircraft notes, upon our exercise of any purchase options we may have under the related lease prior to the end of the term of that lease, we may assume on a full recourse basis all the obligations of the owner trustee, other than its obligations in its individual capacity under the leased aircraft trust indenture with respect to that leased aircraft, including the obligations to make payments on the related leased aircraft notes.

    If we assume the obligations of the owner trustee, relevant provisions of the related lease, including provisions relating to maintenance, possession and use of the related leased aircraft, liens, insurance and events of default, will be incorporated into the leased aircraft trust indenture. Also, the leased aircraft notes issued under that leased aircraft trust indenture will not be redeemed and will continue to be secured by the leased aircraft. It is a condition to our assumption that, if the related leased aircraft is registered under the laws of the United States, an opinion of counsel be delivered at the time of assumption. The opinion should substantially state that the related indenture trustee would, immediately following assumption, be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the related leased aircraft and its engines. The opinion need not be delivered if the benefits of Section 1110 are not available to the indenture trustee with respect to that leased aircraft or any engine immediately prior to assumption.

Guarantees of Equipment Notes

    If the applicable prospectus supplement specifies, Alaska Air Group will unconditionally guarantee to the holders from time to time of any series of equipment notes

  •
  with respect to owned aircraft notes, the full and prompt payment of principal, premium, if any, and interest on the equipment notes and

  •
  with respect to leased aircraft notes, the full and prompt payment of all accounts payable by us under the related lease.

    The applicable prospectus supplement will describe the specific terms of any guarantee by Alaska Air Group. Any guarantee will be an unsecured obligation of Alaska Air Group.

    The consolidated financial statements of Alaska Air Group are incorporated by reference into this prospectus. As indicated by a comparison of Alaska Air Group's consolidated financial statements with those of Alaska Airlines, the total assets, revenues and stockholders' equity of Alaska Airlines comprise a substantial portion of the consolidated total assets, revenues and stockholders' equity of Alaska Air Group.

Indenture Trustee

    The indenture trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers. The indenture trustee will be under no

16

obligation to exercise any of its rights or powers under an indenture unless it receives indemnity satisfactory to it for any loss, liability or expense. The indentures provide that the indenture trustee may acquire equipment notes issued under the indenture and, subject to some conditions, may otherwise deal with Alaska Airlines and any owner trustee with the same rights it would have if it were not the indenture trustee.

    The indenture trustee may resign with respect to the equipment notes of any series at any time. If the indenture trustee resigns, we or, with respect to any leased aircraft notes, the related owner trustee, must appoint a new indenture trustee. Holders of a majority in principal amount of the outstanding equipment notes of any series may

  •
  remove the related indenture trustee by giving at least 30 days' prior written notice to the indenture trustee, us and, with respect to any leased aircraft notes, the related owner trustee and

  •
  appoint a successor indenture trustee with our and, with respect to any leased aircraft notes, the related owner trustee's approval.

    If an indenture trustee:

  •
  ceases to be eligible to continue as indenture trustee with respect to a series of equipment notes;

  •
  becomes incapable of acting as indenture trustee; or

  •
  becomes insolvent,

then we or, with respect to any leased aircraft notes, the related owner trustee may remove the indenture trustee. Any resignation or removal of an indenture trustee and appointment of a new indenture trustee for a series of equipment notes does not become effective until the new indenture trustee accepts the appointment.

    The indentures provide that we or, with respect to any leased aircraft notes, the related owner trustee will pay the indenture trustee's fees and expenses.

Liquidity Facility

    The related prospectus supplement may provide that one or more payments of interest on the related equipment notes of one or more series or classes or distributions will be supported by a liquidity facility. The provider of the liquidity facility will be identified in the related prospectus supplement. Unless the related prospectus supplement provides otherwise, the provider of the liquidity facility will have a senior claim on the assets securing the equipment notes.

Intercreditor Issues

    Equipment notes may be issued in different classes or series, which means that the equipment notes may have different payment priorities even though they are issued by the same issuer and relate to the same aircraft. In this event, the related prospectus supplement will describe the priority of distributions among the equipment notes and any liquidity facilities, the ability of any class or series to exercise and/or enforce any remedies with respect to the related aircraft and, if applicable, the related lease, and certain other intercreditor terms and provisions.

FEDERAL INCOME TAX CONSIDERATIONS

    Unless the applicable prospectus supplement indicates otherwise, this summary describes the principal U.S. federal income tax consequences of owning the equipment notes. This summary is the opinion of our legal counsel, Perkins Coie LLP. It applies to you only if

  •
  you are a beneficial owner of an equipment note and you are

17

    –
    a citizen or resident of the United States,

    –
    a domestic corporation, partnership or other entity created or organized under the laws of the United States or any state,

    –
    an estate whose income is subject to U.S. federal income tax regardless of its source, or

    –
    a trust if a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust;

  •
  you acquire equipment notes in the initial offering at the initial offering price; and

  •
  you own your equipment notes as capital assets for tax purposes.

    This summary does not apply to you if you are a member of a class of equipment noteholders subject to special rules, such as

  •
  an owner of equipment notes that is, for U.S. federal income tax purposes,

  –
  a nonresident alien individual,

  –
  a foreign corporation,

  –
  a foreign partnership, or

  –
  an estate or trust that is not subject to U.S. federal income tax on a net income basis on income or gain from an equipment note;

  •
  a dealer in securities or currencies;

  •
  a trader in securities that elects to use a mark-to-market method of accounting;

  •
  a bank;

  •
  a life insurance company;

  •
  a tax-exempt organization;

  •
  a person that owns certificates that are a hedge or that are hedged against interest rate risks;

  •
  a person that owns certificates as part of a straddle or conversion transaction for tax purposes; or

  •
  a person whose functional currency for tax purposes is not the U.S. dollar.

    This summary is based on the Internal Revenue Code of 1986, its legislative history, existing and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. You should note that no rulings have been or will be sought from the Internal Revenue Service for any of the federal income tax consequences discussed below, and no assurance can be given that the Internal Revenue Service will not take contrary positions.

    Please consult your own tax advisor concerning the consequences of owning the equipment notes in your particular circumstances under the Internal Revenue Code and laws of any other taxing jurisdiction.

Taxation of Equipment Noteholders Generally

    As an equipment noteholder, interest paid to you with respect to the equipment notes will be taxable as ordinary income, as it is paid or accrued, in accordance with your method of accounting for U.S. federal income tax purposes. If we assume an owner trustee's obligations under any leased aircraft

18

notes, that assumption would be treated for U.S. federal income tax purposes as a taxable exchange of those equipment notes, resulting in recognition of gain or loss by you.

Original Issue Discount

    The equipment notes may be issued with original issue discount. The applicable prospectus supplement will state whether any equipment notes will be issued with original issue discount and, if applicable, will describe the special U.S. federal income tax rules governing debt instruments issued with original issue discount. Generally, a holder of a debt instrument issued with original issue discount that is not de minimis must include that original issue discount in income for U. S. federal income tax purposes as it accrues, in advance of the receipt of the cash attributable to that income, under a method that takes into account the compounding of interest.

Sale or Other Disposition of the Equipment Notes

    Upon the sale, exchange or other disposition of an equipment note, you will generally recognize capital gain or loss equal to the difference between the amount realized on the disposition (other than any amount attributable to accrued interest which will be taxable as ordinary income) and your adjusted tax basis in the equipment notes. Any gain or loss will be long-term capital gain or loss if the equipment note has been held for more than one year. Long-term capital gain of a noncorporate U.S. equipment noteholder is generally taxed at a maximum rate of 20%.

Backup Withholding

    Payments made on the equipment notes, and proceeds from the sale of the equipment notes to or through certain brokers, may be subject to a "backup" withholding tax of 31% unless the equipment noteholder complies with required reporting procedures specified in Treasury Regulations or is exempt from those requirements. Any withheld amounts are allowed as a credit against the equipment noteholder's U.S. federal income tax and may entitle the certificateholder to a refund if the required information is furnished to the Internal Revenue Service. The Internal Revenue Service may impose penalties on a certificateholder who is required to supply information but does not do so in the proper manner.

Information Reporting

    Information reports will be made by the indenture trustee to the Internal Revenue Service, and to equipment noteholders of record that are not exempt from the reporting requirements, annually or as otherwise required with respect to interest paid (or original issue discount accrued, if applicable) on the equipment notes.

ERISA CONSIDERATIONS

    Unless otherwise indicated in the applicable prospectus supplement, the equipment notes may, subject to certain legal restrictions, be purchased and held by an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), or an individual retirement account or an employee benefit plan subject to section 4975 of the Internal Revenue Code. A fiduciary of an employee benefit plan must determine that the purchase and holding of an equipment note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in section 406 of ERISA or section 4975 of the Internal Revenue Code. Governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to Title I of ERISA or section 4975 of the Internal Revenue Code. Unless the applicable prospectus supplement specifies otherwise, the equipment notes may, subject to certain legal restrictions, be purchased and held by such employee benefit plans.

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PLAN OF DISTRIBUTION

    The equipment notes may be sold to or through underwriters, directly to other purchasers or through agents. The distribution of the equipment notes may be effected from time to time in one or more transactions at

  •
  a fixed price or prices, which may be changed;

  •
  market prices prevailing at the time of sale;

  •
  prices related to the prevailing market prices at the time of sale; or

  •
  negotiated prices.

    In connection with the sale of the equipment notes, underwriters or agents may receive compensation from us or from purchasers of the equipment notes for whom they may act as agents in the form of discounts, concessions or commissions. Underwriters may sell the equipment notes to or through dealers, and those dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters or commissions from the purchasers for whom they may act as agents.

    Underwriters, dealers and agents that participate in the distribution of the equipment notes may be deemed to be underwriters, and any discounts or commissions they receive from us and any profit on the resale of the equipment notes may be deemed to be underwriting discounts and commissions, under the Securities Act of 1933. We will identify any outright or deemed underwriter or agent, and we will describe any related compensation received from us, in the applicable prospectus supplement.

    Under agreements that we may enter into, underwriters and agents who participate in the distribution of the equipment notes may be entitled to indemnification by us against some liabilities, including liabilities under the Securities Act.

    If the applicable prospectus supplement indicates, we will authorize underwriters or other persons acting as our agents to solicit offers by specific institutions to purchase the equipment notes from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include, among others:

  •
  commercial and savings banks;

  •
  insurance companies;

  •
  pension funds;

  •
  investment companies; and

  •
  educational and charitable institutions.

    In all cases, we must approve the contracting institutions. The obligations of any purchaser under any payment and delivery contract will be subject to the condition that the purchase of the equipment notes is not at the time of delivery prohibited by applicable law. The underwriters or relevant other agents will not have any responsibility in respect of the validity or performance of such contracts.

    Unless the applicable prospectus supplement indicates otherwise, we do not intend to apply for the listing of any series of equipment notes on a national securities exchange. If we sell the equipment notes of any series to or through underwriters, the underwriters may make a market in those equipment notes, as permitted by applicable laws and regulations. No underwriter would be obligated, however, to make a market in those equipment notes, and any market-making that is done could be discontinued at any time at the sole discretion of the underwriters. Accordingly, we give no assurance as to the liquidity of, or trading markets for, the equipment notes of any series.

    Some of the underwriters or agents and their associates may be customers of, engage in transactions with, and perform services for us in the ordinary course of business.

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DISCLOSURE OF THE SEC'S POSITION ON INDEMNIFICATION FOR
SECURITIES ACT LIABILITIES

    Section 145(a) of the Delaware General Corporation Law (DGCL) and Section 10.06.490(a) of the Alaska Corporations Code (ACC) each provide that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his or her conduct was unlawful.

    Section 145(b) of the DGCL and Section 10.06.490(b) of the ACC each provide that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted under similar standards, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability, such person is fairly and reasonably entitled to be indemnified for such expenses as the court shall deem proper.

    Section 145 of the DGCL and Section 10.06.490 of the ACC each further provide that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections 145(a) and (b), in the case of the DGCL, or subsections 10.06.490(a) and (b), in the case of the ACC, or in the defense of any claim, issue or matter in any of those subsections, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith; that indemnification provided for by Section 145 and Section 10.06.490 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that the corporation may purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against such person or incurred by him or her in any such capacity or arising out of his or her status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 145 or Section 10.06.490.

    Article VIII of the Alaska Air Group's by-laws and Article VI of Alaska Airlines' by-laws each require indemnification to the full extent permitted by the DGCL and ACC, respectively, or other applicable law. Subject to any restrictions imposed by such laws, the by-laws of each corporation provide a right to indemnification for all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by the indemnitee in connection with any actual or threatened action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or, being or having been such a director, officer or an employee of the corporation, he or she is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity.

    Section 102(b)(7) of the DGCL and Section 10.06.210(N) of the ACC each provide that a corporation in its original charter or an amendment thereto validly approved by stockholders may eliminate or limit personal liability of members of its board of directors for breach of a director's fiduciary duty. However, no such provision may eliminate or limit the liability of a director for

21

breaching his or her duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, paying a dividend or approving a stock repurchase that was illegal or obtaining an improper personal benefit. A provision of this type has no effect on the availability of equitable remedies, such as injunction or rescission, for breach of fiduciary duty. Article 11 of Alaska Air Group's certificate of incorporation provides for such limitation of liabilities to the full extent permitted by the DGCL. Alaska Airlines' articles of incorporation do not currently provide for such limitation of liabilities.

    Officers and directors of Alaska Air Group and Alaska Airlines are covered by insurance (with certain exceptions and with certain limitations) which indemnifies them against losses and liabilities arising from certain alleged "wrongful acts," including alleged errors or misstatements, or certain other alleged wrongful acts or omissions constituting neglect or breach of duty.

    The underwriting agreements, filed as exhibits to the registration statement of which this prospectus is a part, contain provisions whereby the underwriters agree to indemnify Alaska Air Group and Alaska Airlines, their directors and certain officers and other persons, and are incorporated herein by reference.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons under the foregoing provisions, Alaska Air Group and Alaska Airlines have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

LEGAL MATTERS

    Unless the applicable prospectus supplement indicates otherwise, the validity of the offered certificates will be passed upon for Alaska Airlines by Perkins Coie LLP, Seattle, Washington. Additionally, Perkins Coie LLP will rely on the opinion of the owner trustee's counsel for each series of leased aircraft certificates for certain matters relating to the authorization, execution and delivery of each series of leased aircraft certificates by the owner trustee, as well as their valid and binding effect on the owner trustee.

EXPERTS

    The financial statements and schedules of Alaska Air Group and of Alaska Airlines incorporated by reference in this prospectus and in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

22

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 12, 2001

PROSPECTUS

ALASKA AIRLINES, INC.

PASS THROUGH CERTIFICATES

    This prospectus relates to the issuance of pass through certificates by one or more pass through trusts.

    The pass through certificates

  •
  will have an aggregate public offering price of up to $750,000,000;

  •
  will be issued in one or more series;

  •
  will be payable at the times and in the amounts specified in a prospectus supplement;

  •
  will represent interests in the relevant pass through trust only, will be paid only from the assets of that pass through trust and will not represent obligations of, or be guaranteed by, us; and

  •
  may have one or more forms of credit or liquidity enhancement.

    Each pass through trust

  •
  will issue one or more series of pass through certificates;

  •
  will own equipment notes of one or more series and any other property described in this prospectus or in a prospectus supplement; and

  •
  will pass through payments on the equipment notes and any other property that it owns, subject to any applicable subordination provisions.

    The equipment notes:

  •
  will be issued in one or more series and

  •
  will be either

  –
  equipment notes issued by us with recourse to us either to finance or refinance all or a portion of the cost of an aircraft that will be purchased or owned by us or

  –
  equipment notes issued on a nonrecourse basis by owner trustees pursuant to leveraged lease transactions to finance or refinance a portion of the cost of an aircraft that has been or will be leased by the owner trustee to us. The amounts due from us under the leases will be sufficient to pay in full when due all principal of and, any premium and interest on, the related equipment notes.

    This prospectus will be accompanied by a prospectus supplement, which will describe the specific terms of the particular series of pass through certificates being sold and the underlying equipment notes. Both this prospectus and the prospectus supplement are required to consummate sales of any pass through certificates.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is        , 2001.

ABOUT THIS PROSPECTUS

    This prospectus is part of a registration statement we filed with the Securities and Exchange Commission using a shelf registration process. Under this shelf process, we may sell the pass through certificates described in this prospectus in one or more offerings. This prospectus provides you with a general description of the pass through certificates we may offer. Each time we offer pass through certificates, we will provide you with a prospectus supplement that will describe the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read carefully both this prospectus and any prospectus supplement together with additional information described below.

    This prospectus does not contain all the information provided in the registration statement we filed with the SEC. For further information about Alaska Airlines or Alaska Air Group or the pass through certificates, you should refer to that registration statement, which you can obtain from the SEC as described below under "Where You Can Find More Information." Statements contained in this prospectus, or in any prospectus supplement about the contents of any contract or other document, are not necessarily complete; therefore, we recommend that you review the full text of those contracts and other documents.

    You should rely only on the information contained or incorporated by reference in this prospectus or a prospectus supplement. Alaska Airlines and Alaska Air Group have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Alaska Airlines and Alaska Air Group are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus or any prospectus supplement, as well as information Alaska Airlines or Alaska Air Group has previously filed with the SEC and incorporated by reference, is accurate as of the date on the front of those documents only. Each of Alaska Airlines' and Alaska Air Group's business, financial condition, results of operations and prospects may have changed since those dates.

WHERE YOU CAN FIND MORE INFORMATION

    Alaska Airlines and Alaska Air Group are subject to the reporting requirements of the Securities Exchange Act of 1934, which requires Alaska Airlines and Alaska Air Group to file reports and other information with the SEC. You may access much of this material over the Internet at the SEC's Web site at http://www.sec.gov. You may also inspect and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. In addition, you may obtain copies of these reports and other information at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. You can get further information about the SEC's Public Reference Room by calling 1-800-SEC-0330. The reports and other information filed by Alaska Airlines and Alaska Air Group may also be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

    As long as Alaska Airlines and Alaska Air Group are subject to the SEC's periodic reporting requirements, they will continue to furnish the required information to the SEC. Alaska Airlines' obligation to file periodic reports with the SEC will be suspended if each class of Alaska Airlines' securities is held by fewer than 300 holders at the beginning of any fiscal year for Alaska Airlines, other than a fiscal year when a registration statement relating to any of Alaska Airlines' securities becomes effective. Accordingly, Alaska Airlines may cease to file reports with the SEC for a fiscal year when there are fewer than 300 holders of Alaska Airlines securities.

    The SEC allows Alaska Airlines and Alaska Air Group to "incorporate by reference" the information they file with the SEC, which means that Alaska Airlines and Alaska Air Group can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and the information that Alaska

Airlines and Alaska Air Group file later with the SEC will automatically update and supersede this information. Alaska Airlines and Alaska Air Group incorporate by reference the documents listed below and any future filing made with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

  •
  Alaska Airlines:

  –
  Annual Report on Form 10-K for the year ended December 31, 2000 and

  –
  Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001.

  •
  Alaska Air Group:

  –
  Annual Report on Form 10-K for the year ended December 31, 2000;

  –
  Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001;

  –
  Current Reports on Form 8-K filed on January 5, February 7, March 5, April 5, May 3, June 5, June 14 and July 5, 2001; and

  –
  Definitive Proxy Statement on Schedule 14A, as filed with the SEC on April 6, 2001 in connection with Alaska Air Group's annual meeting.

    You may request a copy of these filings (other than exhibits to them), at no cost, by telephoning or writing to the following address:

Corporate Secretary's Office Alaska Airlines, Inc. P.O. Box 68900 Seattle, WA 98168-0900 Telephone: (206) 433-3131	Corporate Secretary's Office Alaska Air Group, Inc. P.O. Box 68947 Seattle, WA 98168-0947 Telephone: (206) 433-3131

REPORTS TO PASS THROUGH CERTIFICATEHOLDERS

    The pass through trustee under each pass through trust will provide each holder of pass through certificates issued by that pass through trust with periodic statements concerning the distributions made from the related pass through trust. See "Description of Pass Through Certificates—Reports to Pass Through Certificateholders."

ALASKA AIRLINES AND ALASKA AIR GROUP

    Alaska Air Group is a holding company that was incorporated in Delaware in 1985. Our two principal subsidiaries are Alaska Airlines, Inc. and Horizon Air Industries, Inc. Both subsidiaries operate as airlines, although their business plans, competition and economic risks differ substantially. Alaska Airlines is a major airline that operates an all-jet fleet. Its average passenger trip length is 886 miles. Horizon is a regional airline that operates jet and turboprop aircraft, with an average passenger trip length of 283 miles. Alaska Air Group's executive offices are located at 19300 Pacific Highway South, Seattle, Washington 98188.

    Alaska Airlines is an Alaska corporation that traces its history back to McGee Airways, which was organized in 1932. Alaska Star Airlines was incorporated in 1937 and changed its name to Alaska Airlines in 1944. Alaska serves 37 cities in seven states (Alaska, Washington, Oregon, California, Nevada, Illinois and Arizona), one city in Canada and five cities in Mexico. Horizon is a Washington corporation that began service in 1981 and was acquired by Alaska Air Group in 1986. It is the largest regional airline in the Pacific Northwest, serving 35 cities in five states (Washington, Oregon, Montana, Idaho and California) and five cities in Canada.

RATIO OF EARNINGS TO FIXED CHARGES

    The following table sets forth the ratio of earnings to fixed charges for Alaska Airlines and Alaska Air Group for the periods indicated. Earnings represent earnings before accounting changes, income tax expense and fixed charges (excluding interest capitalized). Fixed charges consist of interest and the portion of rental expense deemed representative of the interest factor.

	Three Months Ended March 31,		Year Ended December 31,
	2001	2000	2000	1999	1998	1997	1996
Alaska Airlines (1)	(0.29)	0.30	0.79	3.32	3.25	2.47	1.84
Alaska Air Group (2)	(0.67)	0.32	0.73	3.14	2.93	2.10	1.57

(1)
For the three months ended March 31, 2001 and 2000 and for the year ended December 31, 2000, earnings are inadequate to cover fixed charges by $36.3 million, $16.3 million and $20.6 million, respectively.

(2)
For the three months ended March 31, 2001 and 2000 and for the year ended December 31, 2000, earnings are inadequate to cover fixed charges by $54.9 million, $18.8 million and $31.2 million, respectively.

OUTLINE OF PASS THROUGH TRUST STRUCTURE

    Each series of pass through certificates will be issued by a separate pass through trust. Each separate pass through trust will be formed under a supplemental agreement, between us and the pass through trustee named in the series supplement, to a pass through agreement between us and the pass through trustee. All pass through certificates issued by a particular pass through trust will represent fractional undivided interests in that pass through trust. The trust property held in each pass through trust will consist of

  •
  equipment notes issued by Alaska Airlines in connection with financing or refinancing the purchase of one or more aircraft;

  •
  equipment notes issued by one or more trusts in connection with the financing or refinancing of one or more leveraged lease transactions, as specified in the applicable prospectus supplement; and

  •
  any other property described in the applicable prospectus supplement.

    Concurrently with the execution and delivery of each series supplement to a pass through agreement, the pass through trustee, on behalf of the related pass through trust, will enter into one or more agreements under which it will purchase one or more equipment notes. Unless otherwise provided in a prospectus supplement, the equipment notes that constitute the property of a pass through trust will have the same interest rates as the interest rates on the pass through certificates issued by the pass through trust. Unless otherwise provided in a prospectus supplement, the latest maturity date for the equipment notes will occur on or before the final distribution date applicable to the pass through certificates issued by the pass through trust holding those equipment notes.

    For each pass through trust, the total amount of the pass through certificates will equal the total principal amount of the equipment notes constituting the trust property of the pass through trust. The pass through trustee will distribute payments of principal, any premium and interest received by it as holder of the equipment notes to the pass through certificateholders of the pass through trust that hold those equipment notes.

    For each leased aircraft, the owner trustee will issue the related equipment notes, as nonrecourse obligations, and authenticated by a bank or trust company, as indenture trustee under either a separate supplement to an existing trust indenture and security agreement between the owner trustee and the indenture trustee or a separate trust indenture and security agreement. The owner trustee will also obtain a portion of the funding for the leased aircraft from an equity investment of one or more owner participants. A leased aircraft may also be subject to other financing arrangements that will be described in the applicable prospectus supplement.

    We will issue the equipment notes relating to owned aircraft under either a separate supplement to an existing trust indenture and security agreement or a separate trust indenture and security agreement. Where no distinction is made between the leased aircraft notes and the owned aircraft notes, or between their respective indentures, this summary refers to any equipment notes and any indenture.

USE OF PROCEEDS

    The pass through trustee will use proceeds from the sale of pass through certificates issued by a pass through trust to purchase equipment notes. The prospectus supplement will specify the particular use of proceeds for the related equipment notes.

    If the pass through trustee does not use the proceeds of any offering of pass through certificates to purchase equipment notes on the date of issuance of the pass through certificates, it will hold the proceeds for the benefit of the holders of the related pass through certificates under arrangements that we will describe in the applicable prospectus supplement. If the pass through trustee does not subsequently use any portion of the proceeds to purchase equipment notes by the date specified in the applicable prospectus supplement, it will return that portion of the proceeds to the holders of the related pass through certificates.

    Pass through certificates may be offered subject to delayed aircraft financing arrangements, such as the following:

  •
  A pass through trust may purchase equipment notes issued by an owner trustee prior to the purchase of an aircraft by the owner trustee or the commencement of the related lease to Alaska Airlines.

  •
  A pass through trust may purchase equipment notes issued by Alaska Airlines prior to the expected delivery date of an owned aircraft.

  •
  The funds may be invested with a depositary or represented by escrow receipts until used to purchase equipment notes.

    In these circumstances, the prospectus supplement will describe how the proceeds of the pass through certificates will be held or applied during any delayed aircraft financing period, including any depositary or escrow arrangements.

FLOW OF PAYMENTS

    Each pass through trust may hold equipment notes relating to more than one aircraft. A prospectus supplement will describe the number of aircraft included in each offering and the interest rates, final maturity dates and rankings with respect to priority of payment of the equipment notes held by each pass through trust.

    In a leased aircraft transaction, Alaska Airlines will lease each aircraft from the owner trustee under a separate lease. Alaska Airlines will make scheduled rent payments for each aircraft under the lease. As a result of the assignment under the related leased aircraft indenture of specified rights of the owner trustee under the lease, Alaska Airlines will make the rent payments directly to the indenture trustee. From these rent payments, the indenture trustee will pay to the pass through trustee the interest, principal and any premium due from the owner trustee (or any separate trust created in connection with the refinancing of leased aircraft) on the equipment notes issued under the indenture and held in the pass through trust. After the indenture trustee has made the payments on the equipment notes then due, the indenture trustee will pay the remaining balance to the owner trustee for the benefit of the related owner participant. The owner participant may be Alaska Airlines or an affiliate of Alaska Airlines. The pass through trustee for each pass through trust will distribute to the related pass through certificateholders payments received on the equipment notes held in the pass through trust, subject to any applicable cross-subordination provisions.

    In an owned aircraft transaction, Alaska Airlines will make scheduled payments on the equipment notes relating to each aircraft to the indenture trustee. From these payments, the indenture trustee will pay to the pass through trustee for each pass through trust the interest, principal and any premium due on the equipment notes issued under the related trust indenture and held in the related pass through trust. The pass through trustee will distribute to the related pass through certificateholders payments received on the equipment notes held in the pass through trust, subject to any applicable cross-subordination provisions.

    In addition, this description generally assumes that, on or before the date of the sale of any series of pass through certificates, the related aircraft shall have been delivered and the ownership or lease financing arrangements for such aircraft shall have been put in place. However, it is possible that some or all of the aircraft related to a particular offering of pass through certificates may be subject to delayed aircraft financing arrangements. In the event of any delayed aircraft financing arrangements, some terms of the pass through certificates will differ from the terms described in this prospectus. The applicable prospectus supplement will reflect the material differences arising from delayed aircraft financing arrangements.

DESCRIPTION OF PASS THROUGH CERTIFICATES

    The following is a summary description of the pass through certificates that we expect will be common to all pass through certificates. The applicable prospectus supplements will describe the specific terms of any series of pass through certificates. Therefore, you should rely on the information in the prospectus supplement if the information in the prospectus supplement is different from the information provided below. To the extent that any provision in any prospectus supplement is inconsistent with any provision of this summary, the provision of the prospectus supplement will control.

    Because the following description is a summary, it does not describe every aspect of the pass through certificates, and is qualified in its entirety by reference to all the provisions of the pass through agreement and related series supplements to the pass through agreement. We will file with the SEC the pass through agreement, the series supplement for each series of pass through certificates and the forms of the related trust indentures and any participation agreement, lease, intercreditor agreement, liquidity facility, trust agreement, collateral agreement and depositary arrangement relating to any offering of the pass through certificates as exhibits to:

  •
  a post-effective amendment to the registration statement of which this prospectus is a part;

  •
  an annual report on Form 10-K;

  •
  a quarterly report on Form 10-Q; or

  •
  a current report on Form 8-K.

General

    Each pass through certificate will represent a fractional undivided interest in the separate pass through trust formed by the pass through agreement and the related series supplement under which that pass through certificate is issued. The property of each pass through trust will include

  •
  the equipment notes held in that pass through trust and

  •
  funds from time to time deposited with the pass through trustee in accounts relating to that pass through trust.

    If specified in a prospectus supplement, the property of a pass through trust will also include rights under an intercreditor agreement relating to cross-subordination arrangements and monies receivable under a liquidity facility.

    A prospectus supplement will describe the specific series of pass through certificates offered by that prospectus supplement, including

  •
  the specific designation and title of the pass through certificates and the pass through trust;

  •
  the pass through trustee for that series of pass through certificates;

  •
  the regular distribution dates and special distribution dates for the pass through certificates and any cut-off date for the purchase of an aircraft;

  •
  the specific form of the pass through certificates;

  •
  whether the pass through certificates will be issued in accordance with a book-entry system;

  •
  a description of

  –
  any additional security or liquidity facilities for the pass through certificates,

  –
  any provisions for defeasance or covenant defeasance, and

  –
  any arrangements for the investment or other use of proceeds of the pass through certificates prior to the purchase of equipment notes, and any arrangements relating to any delayed aircraft financing arrangements;

  •
  a description of

  –
  the equipment notes to be purchased by that pass through trust, including the period(s) within which, the price(s) at which, and the terms and conditions upon which the equipment notes may or must be repaid in whole or in part, by us or the related owner trustee;

  –
  the payment priority of the equipment notes in relation to any other equipment notes issued with respect to the related aircraft; and

  –
  any intercreditor issues among the holders of equipment notes having different priorities issued by the same owner trustee;

  •
  a description of the related aircraft, including whether the aircraft is a leased aircraft or an owned aircraft;

  •
  a description of the related equipment note purchase or refunding agreement and of the equipment trust indentures, including a description of events of default under the indentures, remedies exercisable upon the occurrence of an event of default and any limitations on the exercise of remedies;

  •
  if the pass through certificates relate to leased aircraft, a description of the related lease, owner trust agreement, participation agreement and any collateral agreement, including

  –
  the name of the owner trustee,

  –
  a description of the events of default under the lease, remedies exercisable upon the occurrence of an event of default and any limitations on the exercise of remedies, and

  –
  any rights of the owner trustee or owner participant to cure failures by us to pay rent under the lease;

  •
  the extent, if any, to which the provisions of the operative documents applicable to the equipment notes may be amended without the consent of the holders of the equipment notes, or upon the consent of the holders of a specified percentage of the total principal amount of the equipment notes;

  •
  a description of any intercreditor or subordination provisions among the holders of pass through certificates, including any cross-subordination provisions among the holders of pass through certificates in separate pass through trusts;

  •
  a description of any deposit or escrow agreement, any liquidity or revolving credit facility or other like arrangement providing credit support or liquidity enhancement for any series of pass through certificates; and

  •
  any other special terms of the pass through certificates.

    The applicable prospectus supplement will also describe any special U. S. federal income tax considerations and any other special information with respect to that series of pass through certificates if

  •
  the pass through certificates are denominated in foreign or composite currency or

  •
  the equipment notes are sold at a substantial discount below the principal amount of the equipment notes.

    The equipment notes issued under an equipment trust indenture may be held in more than one pass through trusts and any pass through trust may hold equipment notes issued under more than one indenture. Unless a prospectus supplement provides otherwise, a pass through trust may only hold equipment notes having the same priority of payment. Equipment notes that have the same priority of payment are referred to as a "class."

    Interest will be passed through to pass through certificateholders of each pass through trust at the rate payable on the equipment notes held in the pass through trust, as specified for the pass through trust in the prospectus supplement.

    The pass through certificates represent interests in the related pass through trust only, and all payments and distributions will be made only from the trust property of the pass through trust. The pass through certificates do not represent an interest in or obligation of Alaska Airlines, the pass through trustee, in its individual capacity, any related owner participant, the owner trustee, in its individual capacity, or any affiliate of any of them. Each pass through certificateholder by its acceptance of a pass through certificate agrees to look solely to the income and proceeds from the trust property of the related pass through trust as specified in the pass through agreement and the related series supplement.

    The pass through agreement and the trust indentures will not contain any debt covenants or provisions that would give pass through certificateholders protection in the event of a highly leveraged transaction involving us. The pass through certificateholders of each series, however, will have the benefit of a lien on the specific aircraft securing the related equipment notes held in the related pass through trust.

Book-Entry Procedures

    The applicable prospectus supplement for each series of pass through certificates will state whether those pass through certificates will be subject to the following provisions.

    Unless pass through certificates in physical form are issued, the pass through certificates will be represented by one or more fully registered global certificates, in denominations of $1,000 or any integral multiple of $1,000. Each global certificate will be deposited with, or on behalf of, The Depository Trust Company (DTC), and registered in its name or in the name of Cede & Co., its nominee. No holder of pass through certificates initially issued as a global certificate will be entitled to receive a certificate in physical form, except as set forth below.

    DTC has advised that

  •
  DTC is

  –
  a limited purpose trust company organized under the laws of the State of New York;

  –
  a member of the Federal Reserve System;

  –
  a "clearing corporation" within the meaning of the New York Uniform Commercial Code; and

  –
  a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act.

  •
  DTC was created to hold securities for DTC participants and to facilitate the clearance and settlement of securities transactions between DTC participants through electronic book entries, thereby eliminating the need for physical movement of certificates.

  •
  DTC participants include securities brokers and dealers, banks, trust companies and clearing corporations.

  •
  Access to DTC's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly.

    Holders that are not DTC participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the pass through certificates may do so only through DTC participants. In addition, holders of the pass through certificates will receive all distributions of principal and interest from the trustee through DTC participants. Under the rules, regulations and procedures creating and affecting DTC and its operation, DTC is required to make book-entry transfers of pass through certificates among DTC participants on whose behalf it acts and to receive and transmit distributions of principal of, and interest on, the pass through certificates. Under the book-entry system, holders of pass through certificates may experience some delay in receipt of payments, since such payments will be forwarded by the trustee to Cede, as nominee for DTC, and DTC, in turn, will forward the payments to the appropriate DTC participants.

    DTC participants will be responsible for distributions to holders of pass through certificates, which distributions will be made in accordance with customary industry practices. Although holders of pass through certificates will not have possession of the pass through certificates, the DTC rules provide a mechanism by which those holders will receive payments and be able to transfer their interests. Although the DTC participants are expected to convey the rights represented by their interests in any global security to the related holders, because DTC can only act on behalf of DTC participants, the ability of holders of pass through certificates to pledge the pass through certificates to persons or entities that are not DTC participants or to otherwise act with respect to the pass through certificates may be limited due to the lack of physical certificates for the pass through certificates.

    Neither Alaska Air Group nor Alaska Airlines nor the pass through trustee under the indenture nor any agent of any of them will be responsible or liable for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in the pass through certificates or for supervising or reviewing any records relating to such beneficial ownership interests. Since the only "holder of pass through certificates," for purposes of the indenture, will be Cede, as nominee of DTC, holders of pass through certificates will not be recognized by the trustees as "holders of pass through certificates," and holders of pass through certificates will be permitted to exercise the rights of holders only indirectly through DTC and DTC participants. DTC has advised us that it will take any action permitted to be taken by a holder of pass through certificates under the indentures only at the direction of one or more DTC participants to whose accounts with DTC the related pass through certificates are credited.

    All payments we make to the trustee will be in immediately available funds and will be passed through to DTC in immediately available funds.

    Physical certificates will be issued to holders of beneficial interests in a global certificate, or their nominees, if:

  •
  DTC advises the trustee in writing that DTC is no longer willing, able or eligible to discharge properly its responsibilities as depositary and we are unable to locate a qualified successor or

  •
  we decide in our sole discretion to terminate the book-entry system through DTC.

    Distributions of principal, premium, if any, and interest on pass through certificates will thereafter be made by the pass through trustee directly in accordance with the procedures set forth in the pass through agreement and the applicable supplement, to holders in whose names the physical pass through certificates were registered at the close of business on the applicable record date. These distributions will be made by check mailed to the address of the holder as it appears on the register maintained by the pass through trustee. The final payment on any pass through certificate, however, will be made only upon presentation and surrender of the physical pass through certificate at the office or agency specified in the notice of final distribution to pass through certificateholders.

    Pass through certificates in physical form will be freely transferable and exchangeable at the office of the pass through trustee upon compliance with the requirements set forth in the pass through agreement and the applicable supplement. No service charge will be imposed for any registration of a transfer or an exchange, but payment of a sum sufficient to cover any tax or other governmental charge may be required.

Payments and Distributions

    We will make scheduled payments of interest and principal and, if required, any premium, on the owned aircraft notes related to owned aircraft to the indenture trustee under the related owned aircraft indenture. The indenture trustee will distribute these interest and principal payments to the pass through trustee for each of the pass through trusts that holds these equipment notes.

    Upon commencement of the lease for any leased aircraft, we will make scheduled rent payments for each leased aircraft under the related lease. These scheduled rent payments to the indenture trustee under the applicable indenture will provide the funds necessary to make the corresponding payments of principal and interest due from the owner trustee on the equipment notes issued under the leased aircraft indenture.

    Subject to the effect of any cross-subordination provisions set forth in the applicable prospectus supplement, the pass through trustee will distribute payments of principal, any premium and interest on the equipment notes held in each pass through trust, upon receipt, to pass through certificateholders of that pass through trust on the dates and in the currency specified in the applicable prospectus supplement, except in cases when some or all of the equipment notes are in default as described in the applicable prospectus supplement.

    Payments of interest and principal on the equipment notes held in each pass through trust will be scheduled to be received by the pass through trustee on the dates specified in a prospectus supplement. These scheduled payments of interest and principal on the equipment notes are referred to as "scheduled payments." The dates specified for distributions of scheduled payments to the pass through trustee in a prospectus supplement are referred to as "regular distribution dates." Subject to the effect of any cross-subordination provisions described in a prospectus supplement, for each pass through trust, the pass through trustee will distribute to the related pass through certificateholders on each regular distribution date any scheduled payment received by the pass through trustee on the regular distribution date.

    If the pass through trustee does not receive a scheduled payment on or before a regular distribution date but receives the scheduled payment within five business days after the regular distribution date, the pass through trustee will distribute the scheduled payment to the pass through certificateholders on the date received. The pass through trustee will make each distribution of a scheduled payment to the pass through certificateholders of record on the 15th day prior to each regular distribution date, subject to any exceptions specified in a prospectus supplement. Subject to the effect of any cross-subordination provisions described in the applicable prospectus supplement, each pass through certificateholder will be entitled to receive a pro rata share of any distribution. If the pass through trustee receives a scheduled payment more than five business days after a regular distribution date, it will be treated as a special payment and will be distributed as described in the next paragraph.

    For any pass through trust, any payments of principal, any premium or interest, other than scheduled payments, received by the pass through trustee on any of the equipment notes held in the pass through trust will be distributed on the special distribution dates specified in a prospectus supplement. These payments received (1) for the prepayment of the equipment notes, (2) upon the purchase or prepayment by the related owner trustee of the equipment notes following a default, and (3) on account of the sale of the equipment notes by the pass through trustee are referred to as "special payments." Prior to any special payment for a pass through trust, the pass through trustee will notify the pass through certificateholders of record of that pass through trust of the special payment and the anticipated special distribution date. The pass through trustee will make each distribution of a special payment, other than the final distribution, for any pass through trust to the pass through certificateholders of record on the 15th day prior to the special distribution date, unless otherwise specified in a prospectus supplement. Subject to the effect of any cross-subordination provisions described in a prospectus supplement, each pass through certificateholder will be entitled to receive a pro rata share of any distribution of a special payment.

    If any distribution date is not a business day, distributions scheduled to be made on that distribution date will be made on the next business day and, unless otherwise provided in a prospectus supplement, without additional interest.

Pool Factors

    The pool factor (as defined below) for a pass through trust will decline in proportion to the scheduled repayments of principal on the equipment notes held in that pass through trust as described in the applicable prospectus supplement unless there has been

  •
  an early redemption or purchase of an issue of leased aircraft notes by the owner trustee after an indenture default;

  •
  a default in the payment of principal in respect of one or more issues of the equipment notes held in a pass through trust; or

  •
  an occurrence of certain actions following a default thereon, as described in the applicable prospectus supplement,

in which event the pool factor and the pool balance (as defined below) of each pass through trust so affected will be recomputed after giving effect to these events, and notice thereof will be mailed to the pass through certificateholders of the pass through trust. Each pass through trust will have a separate pool factor.

    Unless otherwise described in the applicable prospectus supplement, the "pool balance" for each pass through trust or for the pass through certificates issued by any pass through trust indicates, as of any date, the original aggregate face amount of the pass through certificates of such pass through trust less the aggregate amount of all payments made in respect of the pass through certificates of such pass through trust (other than payments made in respect of interest or premium thereon or reimbursement of any costs and expenses in connection therewith). The pool balance for a pass through trust as of any distribution date will be computed after giving effect to any payments on the equipment notes or other trust property held in that pass through trust and the distribution thereof to be made on that date. Unless otherwise described in the applicable prospectus supplement, the "pool factor" for a pass through trust as of any distribution date is the quotient (rounded to the seventh decimal place) computed by dividing

  •
  the pool balance by

  •
  the aggregate original principal amount of the pass through certificates issued by that pass through trust.

The pool factor for a pass through trust as of any distribution date will be computed after giving effect to the payment of principal, if any, on the equipment notes held in that pass through trust and distribution thereof to be made on that date. The pool factor for each pass through trust will initially be 1.0000000. Thereafter, the pool factor for a pass through trust will decline as described above to reflect reductions in the pool balance of that pass through trust. The amount of a pass through certificateholder's pro rata share of the pool balance of a pass through trust can be determined by multiplying the original principal amount of the certificateholder's pass through certificate by the pool factor for the pass through trust as of the applicable distribution date. The pool factor and the pool balance for a pass through trust will be mailed to pass through certificateholders of that pass through trust on each distribution date.

Reports to Pass Through Certificateholders

    On each distribution date for a pass through trust, the pass through trustee will include with each distribution of a scheduled payment or special payment to pass through certificateholders of record a statement giving effect to the distribution being made on that distribution date. The statement will provide the following information:

  •
  the amount of the distribution allocable to principal and allocable to premium, if any, per $1,000 aggregate principal amount of pass through certificates for the pass through trust;

  •
  the amount of the distribution allocable to interest per $1,000 aggregate principal amount of pass through certificates for the pass through trust;

  •
  the pool balance and the pool factor for that pass through trust; and

  •
  any additional or different information as may be described in the applicable prospectus supplement.

    So long as the pass through certificates of any related pass through trust are registered in the name of Cede, as nominee for DTC, on the record date prior to each distribution date, the pass through trustee will request from DTC a securities position listing that will provide the names of all DTC participants reflected on DTC's books as holding interests in the pass through certificates of the related pass through trust on that record date. On each distribution date, the pass through trustee will mail to DTC and each participant the statement described above. The pass through trustee will also make available additional copies as requested by the DTC participant, to be available for forwarding to pass through certificateholders.

    In addition, after the end of each calendar year, the pass through trustee will prepare and deliver to each pass through certificateholder of each pass through trust at any time during the preceding calendar year a report containing the sum of the amounts of principal, any premium and interest with respect to each pass through trust for that calendar year or, if that person was a pass through certificateholder during a portion of that calendar year, for the applicable portion of that calendar year. The pass through trustee will prepare this report on the basis of information supplied to the pass through trustee by the DTC participants, and the pass through trustee will deliver this report to the DTC participants to be available for forwarding by the DTC participants to pass through certificateholders.

    If pass through certificates of a pass through trust are issued in physical form, the related pass through trustee will prepare and deliver the information described above to each pass through certificateholder of record of the pass through trust as the name of the pass through certificateholder appears on the records on the registrar for the pass through trust.

Voting of Equipment Notes

    Subject to the effect of any cross-subordination and intercreditor provisions described in a prospectus supplement, the pass through trustee, as holder of the equipment notes held in each pass through trust, has the right to vote and give consents and waivers in respect of those equipment notes under the related equipment trust indentures. The pass through agreement and the related supplement set forth:

  •
  the circumstances in which the pass through trustee will direct any action or cast any vote as the holder of the equipment notes held in the applicable pass through trust, at its own discretion;

  •
  the circumstances in which the pass through trustee will seek instructions from the pass through certificateholders of that pass through trust; and

  •
  if applicable, the percentage of pass through certificateholders required to direct the pass through trustee to take any action.

    If the related prospectus supplement specifies, the right of the pass through trustee to vote and give consents and waivers with respect to the equipment notes held in the related pass through trust may, in the circumstances provided in an intercreditor agreement to be executed by the pass through trustee, be exercisable by another person specified in the prospectus supplement.

Events of Default and Certain Rights Upon an Event of Default

    The prospectus supplement for a series or class of pass through certificates will specify the events of default under the pass through agreement and the events of default under the related equipment trust indentures. For leased aircraft notes, the indenture events of defaults will include events of default under the related lease. If any equipment notes are supported by a liquidity facility or other credit enhancement arrangement, the events of default or indenture events of default may include events of default under the liquidity facility or other credit enhancement arrangement. Unless otherwise indicated in a prospectus supplement, all the equipment notes issued under the same equipment trust indenture will relate to one or more specific aircraft and there will be no cross-collateralization or cross-default provisions in the equipment trust indentures. Events resulting in an event of default under a particular equipment trust indenture will not necessarily result in an event of default under any other equipment trust indenture.

    A prospectus supplement may provide the terms of any cross-subordination provisions among pass through trusts that hold separate, but related, equipment notes. If these provisions are provided, payments made under an equipment trust indenture under which an event of default has not occurred (and as to which payments continue to be made as scheduled) may be distributed first to the holders of the pass through certificates issued under the pass through trust that holds the most senior equipment notes issued under all related equipment trust indentures.

    For leased aircraft notes, the ability of the owner trustee or owner participant to cure indenture events of default, including indenture events of default that result from the occurrence of a lease event of default, will be described in the prospectus supplement. Unless a prospectus supplement provides otherwise, a drawing under a liquidity facility for the purpose of making a payment of interest as a result of our failure to have made a corresponding payment under the equipment notes or leases, as applicable, will not cure an indenture event of default related to our failure to make such corresponding payment.

    The ability of the pass through certificateholders of any one pass through trust to cause the indenture trustee for any equipment notes held in the pass through trust to accelerate the payment on the equipment notes under the related indenture or to direct the exercise of remedies by the indenture trustee under the related indenture will depend, in part, on the proportion of the total principal amount of the equipment notes outstanding under the indenture and held in the pass through trust to the total principal amount of all equipment notes outstanding under that indenture. In addition, if cross-subordination provisions are applicable to the pass through certificates, the ability of the pass through certificateholders of any one pass through trust to cause the indenture trustee to accelerate the equipment notes or to direct the exercise of remedies by the indenture trustee under the related indenture will depend, in part, on the relative ranking of priority of equipment notes held in the pass through trust.

    If the equipment notes outstanding under an equipment trust indenture are held by more than one pass through trust, then each pass through trust will hold equipment notes with different terms from the equipment notes held in the other pass through trusts, and, therefore, the pass through certificateholders of a pass through trust may have divergent or conflicting interests from those of the pass through certificateholders of the other pass through trusts holding equipment notes relating to the same equipment trust indenture. In addition, as long as the same institution acts as pass through trustee of each pass through trust, in the absence of instructions from the pass through certificateholders of any such pass through trust, the pass through trustee for such pass through trust could for the same reason be faced with a potential conflict of interest upon an indenture event of default. In such event, the pass through trustee would likely resign as pass through trustee of one or all of such pass through trusts, and a successor trustee would be appointed in accordance with the terms of the basic pass through agreement.

    The prospectus supplement for a series or class of pass through certificates will specify whether and under what circumstances the pass through trustee may or must sell for cash all or part of the equipment notes. Any proceeds received by the pass through trustee upon sale of any equipment note will be deposited in a special payments account established by the pass through trustee for the benefit of the pass through certificateholders of the related pass through trust. The market for equipment notes in default may be very limited, and there can be no assurance that they could be sold for a reasonable price. Furthermore, so long as the same institution acts as pass through trustee of multiple pass through trusts, it may be faced with a conflict in deciding from which pass through trust to sell equipment notes to available buyers. If the pass through trustee sells any equipment notes for less than their outstanding principal amount, the pass through certificateholders of the related pass through trust will receive a smaller amount of principal distributions than anticipated and will not have any claim for the shortfall against us, any owner trustee, owner participant, the pass through trustee or their affiliates. Furthermore, neither the pass through trustee nor the pass through certificateholders of a pass through trust could take any action with respect to any remaining equipment notes held in that pass through trust so long as no indenture events of default exist with respect to those remaining equipment notes.

    With respect to any pass through trust, the following amounts will be deposited into the special payments account and distributed to the related pass through certificateholders on a special distribution date:

  •
  any amount (other than scheduled payments received on a regular distribution date) distributed to the pass through trustee by the indenture trustee under the related equipment trust indenture following an indenture event of default and

  •
  if a prospectus supplement provides that the applicable owner trustee may, under circumstances specified therein, redeem or purchase the related equipment notes, the price paid by the owner trustee to the pass through trustee for those equipment notes.

    Any funds held by a pass through trustee in the special payments account for the related pass through trust that represent payments on account of equipment notes that are in default, or the proceeds from the sale by the pass through trustee of any equipment notes held in the trust, will, to the extent practicable, be invested and reinvested by the pass through trustee in certain permitted investments specified in the related prospectus supplement.

    The pass through agreement provides that the pass through trustee will, within 90 days after the occurrence of a default under any pass through trust, notify the pass through certificateholders of the pass through trust by mail of all uncured or unwaived defaults known to it with respect to the pass through trust. However, the pass through trustee will be protected in withholding such notice if it in good faith determines that the withholding of such notice is in the interests of the pass through certificateholders, except in the case of default in the payment of principal of, or any premium or interest on, any of the equipment notes held in the pass through trust. The term "default" means the occurrence of any event of default with respect to a pass through trust, except that, in determining whether an event of default has occurred, any grace period or notice in connection with that event of default will be disregarded.

    The pass through agreement provides that for each pass through trust, subject to the duty of the pass through trustee during a default to act with the required standard of care, the pass through trustee is entitled to be indemnified by the pass through certificateholders of the pass through trust before proceeding to exercise any right or power under the pass through trust at the request of the pass through certificateholders.

    The applicable prospectus supplement will specify the percentage of pass through certificateholders entitled to waive, or to instruct the pass through trustee to waive, any past default or event of default with respect to that pass through trust and its consequences. The prospectus supplement will also specify the percentage of pass through certificateholders of that pass through trust, or of any other pass through trust holding equipment notes issued under related equipment trust indentures, entitled to waive, or to instruct the pass through trustee or the indenture trustee to waive, any past indenture event of default under any related equipment trust indenture and annul any direction given with respect to that indenture event of default.

Modification to the Pass Through Agreement

    The pass through agreement contains provisions permitting us and the pass through trustee to enter into a supplement to the pass through agreement without the consent of the holders of any of the related pass through trust certificates to:

  •
  provide for the formation of any pass through trust and the issuance of a series or class of pass through certificates;

  •
  evidence the succession of another corporation to Alaska Airlines and the assumption by that corporation of our obligations under the pass through agreement and any applicable series supplement to the pass through agreement;

  •
  add to the covenants of Alaska Airlines for the benefit of the related pass through certificateholders;

  •
  surrender any right or power conferred on Alaska Airlines in the pass through agreement or any applicable supplement to the pass through agreement;

  •
  cure any ambiguity or correct or supplement any defective or inconsistent provision of the pass through agreement or any applicable supplement to the pass through agreement that will not adversely affect the interests of the related pass through certificateholders in any material respect;

  •
  modify, eliminate or add to the provisions of the pass through agreement or any series supplement to the extent necessary to continue to qualify the pass through agreement or the series supplement under the Trust Indenture Act of 1939, as amended, and to add to the pass through agreement or the series supplement any additional provisions as may be expressly permitted by the Trust Indenture Act;

  •
  add to or change the pass through agreement and any supplement to the pass through agreement in any manner that will not adversely affect the pass through certificateholders in any material respect, provided that, in each case, such modification does not cause the corresponding pass through trust to become taxable as an "association" within the meaning of Treasury Regulation Section 301.7701-2 or a "publicly traded partnership" within the meaning of Section 7704 of the Internal Revenue Code taxable as a corporation; and

  •
  make any other amendments or modifications to the pass through agreement, provided such amendments shall only apply to any pass through trust established thereafter.

    The pass through agreement also provides that Alaska Airlines and the pass through trustee, with the consent of the pass through certificateholders evidencing fractional undivided interests together representing not less than a majority in interest of the affected pass through trust and with respect to any leased aircraft, with the consent of the applicable owner trustee (such consent not to be unreasonably withheld), may execute supplemental agreements adding any provisions to or changing or eliminating any of the provisions of the pass through agreement, to the extent relating to the pass through trust, and the applicable series supplement, or modifying the rights of the pass through certificateholders. No supplemental agreement may, however, without the consent of each affected pass through certificateholder:

  •
  reduce the amount of, or delay the timing of, any payments on the equipment notes held in the pass through trust or distributions in respect of any pass through certificate of the pass through trust;

  •
  change the date or place of payment or change the currency in which the pass through certificates are payable other than that provided for in the pass through certificates;

  •
  impair the right of any certificateholder to take legal action for the enforcement of any payment when due;

  •
  permit the disposition of any equipment note included in the trust property, except as provided in the pass through agreement or a series supplement, or otherwise deprive any pass through certificateholder of the benefit of ownership of the applicable pass through certificate;

  •
  alter the priority of distributions specified in the pass through agreement in a manner materially adverse to the holders of the pass through certificates of that series;

  •
  reduce the percentage of the total fractional undivided interests of the pass through trust that must consent to approve any supplemental agreement or to waive compliance with the pass through agreement or to waive events of default; or

  •
  cause the pass through trust to become taxable as an "association" within the meaning of the Treasury Regulation Section 301.7701-2 or a "publicly traded partnership" within the meaning of Section 7704 of the Internal Revenue Code taxable as a corporation.

Merger, Consolidation and Transfer of Assets

    We will be prohibited from consolidating with or merging into any other corporation or transferring substantially all of its assets as an entirety to any other corporation unless

  •
  the surviving successor or transferee corporation (a) is a "citizen of the United States" (as defined in Section 40102(a)(15) of Title 49 of the United States Code) holding a carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo and with respect to which there is in force an air carrier operating certificate issued pursuant to Part 121 of the regulations under the sections of Title 49, United States Code, relating to aviation and (b) expressly assumes all of our obligations contained in the basic pass through agreement and any trust agreement supplement, the equipment note purchase or refunding agreements and the equipment trust indentures and, with respect to any leased aircraft notes, the participation agreements and the leases, and any other operative documents;

  •
  immediately after giving effect to such transaction, no indenture event of default or lease event of default has occurred or is continuing; and

  •
  we have delivered a certificate and an opinion or opinions of counsel indicating that such transaction, in effect, complies with these conditions.

Modification of Indenture and Related Agreements

    The prospectus supplement will specify the pass through trustee's obligations in the event that the pass through trustee, as the holder of any equipment notes held in a pass through trust, receives a request for its consent to any amendment, modification or waiver under the equipment trust indenture or other documents relating to the applicable equipment notes (including any lease or any liquidity facility).

Cross-Subordination Issues

    The equipment notes issued under an equipment trust indenture may be held in more than one pass through trust, and one pass through trust may hold equipment notes issued under more than one equipment trust indenture. Unless otherwise provided in a prospectus supplement, only equipment notes of the same class or series may be held in the same pass through trust. In such event, payments made on account of a subordinate class or series of equipment notes issued under an equipment trust indenture may, under circumstances described in the related prospectus supplement, be used to pay all amounts owing to pass through certificateholders of a pass through trust that holds senior equipment notes issued under all related equipment trust indentures. The prospectus supplement for an issuance of pass through certificates will describe any such "cross-subordination" provisions and any related terms, including the percentage of pass through certificateholders under any pass through trust that are permitted to grant waivers of defaults under any related equipment trust indenture, to consent to the amendment or modification of any related equipment trust indenture or to direct the exercise of remedial actions under any related equipment trust indenture.

Termination of the Pass Through Trusts

    The obligations of Alaska Airlines and the pass through trustee with respect to a pass through trust will terminate upon the distribution to pass through certificateholders of that pass through trust of all amounts required to be distributed to them pursuant to the basic pass through agreement and the applicable trust agreement supplement and the disposition of all property held in that pass through trust. The pass through trustee for a pass through trust will send to each pass through certificateholder of record notice of the termination of the pass through trust, the amount of the proposed final payment and the proposed date for the distribution of the final payment for that pass through trust. The final distribution to any pass through certificateholder of a pass through trust will be made only upon surrender of the pass through certificateholder's pass through certificates at the office or agency of the pass through trustee specified in the notice of termination.

Delayed Purchase

    In the event that, on the delivery date of any pass through certificates, all the proceeds from the sale of the pass through certificates are not used to purchase the equipment notes contemplated to be held in the pass through trust, those remaining equipment notes may be purchased by the pass through trustee at any time on or prior to a subsequent date specified in the applicable prospectus supplement. In this event, the proceeds from the sale of pass through certificates not used to purchase equipment notes will be held under an arrangement described in the applicable prospectus supplement pending the purchase of the equipment notes not so purchased. If any proceeds are not subsequently used to purchase equipment notes by the date specified in the prospectus supplement, those proceeds will be returned to the holders of the related pass through certificates.

Guarantees of Equipment Notes

    If specified in the applicable prospectus supplement, Alaska Air Group will unconditionally guarantee:

  •
  with respect to owned aircraft equipment notes, the full and prompt payment of principal, premium, if any, and interest on the equipment notes and

  •
  with respect to leased aircraft equipment notes, the full and prompt payment of all accounts payable by Alaska Airlines under the related lease.

    The applicable prospectus supplement will describe the specific terms of any guarantee by Alaska Air Group. Any guarantee will be an unsecured obligation of Alaska Air Group.

    The consolidated financial statements of Alaska Air Group are incorporated by reference into this prospectus. As indicated by a comparison of Alaska Air Group's consolidated financial statements with those of Alaska Airlines, the total assets, revenues and stockholders' equity of Alaska Airlines comprise a substantial portion of the consolidated total assets, revenues and stockholders' equity of Alaska Air Group.

Liquidity Facility

    A prospectus supplement may provide that one or more payments of interest on the pass through certificates of one or more class will be supported by a liquidity facility issued by an institution identified in the prospectus supplement. The provider of the liquidity facility may have a claim senior to the pass through certificateholders' as specified in the prospectus supplement.

Pass Through Trustee

    The pass through trustee for each series or class of pass through certificates will be identified in the prospectus supplement. With certain exceptions, the pass through trustee will make no representations as to the validity or sufficiency of the basic pass through agreement, the trust agreement supplements, the pass through certificates, the equipment notes, the equipment trust indentures, the leases or other related documents. With respect to any series or class of pass through certificates, the pass through trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of a majority in principal amount of outstanding pass through certificates of that series or class. Subject to these provisions, no pass through trustee will be under any obligation to exercise any of its rights or powers under the basic pass through agreement at the request of any holders of pass through certificates issued thereunder unless those holders have offered to the pass through trustee indemnity satisfactory to it. The basic pass through agreement provides that the pass through trustee, in its individual or any other capacity, may acquire and hold pass through certificates and, subject to certain conditions, may otherwise deal with us and, with respect to the leased aircraft, with any owner trustee and owner participant with the same rights it would have if it were not the pass through trustee.

    The pass through trustee may resign under any or all of the pass through trusts at any time, in which event we will be obligated to appoint a successor pass through trustee. We may remove a pass through trustee that

  •
  ceases to be eligible to continue as pass through trustee;

  •
  becomes incapable of acting as pass through trustee; or

  •
  becomes insolvent.

    In addition, upon the occurrence of any of these events any person who has been a pass through certificateholder of the related pass through trust for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the pass through trustee and the appointment of a successor pass through trustee. Any resignation or removal of the pass through trustee and appointment of a successor pass through trustee will not become effective until acceptance of the appointment by the successor pass through trustee. Pursuant to the resignation and successor pass through trustee provisions, it is possible that a different pass through trustee could be appointed to act as the successor pass through trustee. All references in this prospectus to the pass through trustee should be read to take into account the possibility that the pass through trusts could have different successor pass through trustees in the event of a resignation or removal.

    The pass through agreement provides that we will pay the pass through trustee's fees and expenses and indemnify the pass through trustee against certain liabilities.

DESCRIPTION OF EQUIPMENT NOTES

    The statements made under this caption are summaries and reference is made to the entire prospectus and detailed information appearing in the applicable prospectus supplement. Where no distinction is made between owned aircraft notes and leased aircraft notes, or between their respective equipment trust indentures, such statements refer to any equipment notes and any equipment trust indenture.

    To the extent that any provision in any prospectus supplement is inconsistent with any provision in this summary, the provision of such prospectus supplement will control.

General

  Owned Aircraft Notes

    The owned aircraft notes will be issued under an owned aircraft indenture and security agreement between an indenture trustee to be identified in the relevant prospectus supplement and us to finance or refinance all or a portion of the cost of an aircraft that has or will be purchased and owned by us. We will be directly obligated to make payments of principal of, and any premium and interest on, the owned aircraft notes. The owned aircraft notes will be secured by the related aircraft described in the applicable prospectus supplement and by an assignment to the indenture trustee of some of our rights with respect to the related aircraft under the purchase agreement between us and the related manufacturer of the aircraft.

  Leased Aircraft Notes

    The leased aircraft notes will be issued under a leased aircraft indenture and security agreement among an owner trustee and an indenture trustee to be identified in the relevant prospectus supplement, in connection with a leveraged lease arrangement relating to an aircraft that has or will be leased by the owner trustee to us. In a leveraged lease transaction, one or more institutional investors will form an owner trust to acquire an aircraft, and that owner trust will then lease the aircraft to us pursuant to a lease agreement. The owner trust will be the owner of the aircraft.

    The terms of each leveraged lease transaction will be governed by a participation agreement among the owner trustee, the owner participant that formed the trust, the indenture trustee, the pass through trustee and us. Each owner participant will contribute a portion of the purchase price of the related aircraft, and the remainder of the purchase price will be financed through the issuance of the leased aircraft notes.

    The owner trustee will administer the owner trust. An owner participant will be the beneficiary of the owner trust. The leased aircraft notes will be nonrecourse obligations of the owner trust. The leased aircraft notes will not be our obligations or the obligations of the applicable owner participant and will not be enforceable against us or any owner participant. The leased aircraft notes will be secured by the related aircraft described in the applicable prospectus supplement and by certain rights of the applicable owner trust under the related lease.

Principal and Interest Payments

    Subject to any cross-subordination provisions, interest received by a pass through trustee on the equipment notes held in a pass through trust will be passed through to the pass through certificateholders of that pass through trust on the dates and at the rate per annum set forth in the applicable prospectus supplement until the final distribution for that pass through trust. Principal received by a pass through trustee on the equipment notes held in a pass through trust will be passed through to the pass through certificateholders of that pass through trust in scheduled amounts on the dates set forth in the applicable prospectus supplement until the final distribution date for that pass through trust.

    If any date scheduled for any payment of principal of, or premium, if any, or interest on the equipment notes is not a business day in the jurisdiction identified in the applicable prospectus supplement, that payment will be made on the next succeeding business day without any additional interest.

Prepayment

    The prospectus supplement will describe

  •
  the circumstances, whether voluntary or involuntary, under which the related equipment notes may or must be prepaid, in whole or in part, prior to the stated maturity date;

  •
  any premium applicable upon a prepayment; and

  •
  other terms applying to the prepayment of the equipment notes.

Security

    The owned aircraft notes will be secured by

  •
  a mortgage granted to the indenture trustee in the applicable aircraft and

  •
  an assignment to the indenture trustee of certain of our rights relating to the applicable aircraft and the related engines under any agreements for the purchase of that aircraft between us and the manufacturers of the aircraft and the engines.

    We will be obligated, among other things (and at our own expense), to cause the owned aircraft to be duly registered, to pay all costs of operating that aircraft and to maintain, service, repair and overhaul that aircraft (or to cause that aircraft to be maintained, serviced and repaired).

    The leased aircraft notes will be secured by

  •
  an assignment by the related owner trustee to the related indenture trustee of that owner trustee's rights, except for certain rights described below, under the lease relating to the leased aircraft, including the right to receive payments of rent under that lease;

  •
  a mortgage granted to the indenture trustee in the applicable aircraft, subject to our rights under the applicable lease;

  •
  an assignment to the indenture trustee of the owner trustee's rights relating to the applicable aircraft and the related engines under any agreements for the purchase of that aircraft between us and the manufacturers of the aircraft and the engines; and

  •
  if applicable, Alaska Air Group's guarantee of our obligations under the related lease.

    Under the terms of each lease, our obligations with respect to the leased aircraft will be those of a lessee under a "net lease." Accordingly, we will be obligated, among other things (and at our own expense), to cause the leased aircraft to be duly registered, to pay all costs of operating that aircraft and to maintain, service, repair and overhaul that aircraft (or to cause that aircraft to be maintained, serviced, repaired and overhauled).

    The assignment by the owner trustee to the related indenture trustee of its rights under the related lease will exclude, among other things:

  •
  rights of that owner trustee and the related owner participant relating to indemnification from us for certain matters;

  •
  insurance proceeds payable to that owner trustee in its individual capacity and to the related owner participant under liability insurance maintained by us as directed by that lease or by that owner trustee or related owner participant;

  •
  insurance proceeds payable to that owner trustee in its individual capacity or to the related owner participant under casualty insurance maintained by that owner trustee or related owner participant pursuant to that lease; and

  •
  any rights of that owner trustee or the related owner participant to enforce payment of these amounts and their respective rights to the related proceeds of the foregoing.

Insurance Coverage

    The prospectus supplement will describe the insurance coverage required for the relevant aircraft. In general, we will be obligated to carry comprehensive aircraft liability insurance, including public liability insurance and cargo legal liability insurance, as described below. The insurance must be in the amounts, against the risks and with the retentions we customarily maintain. The insurance must also be with insurers of recognized responsibility and against the other risks typically insured against by corporations situated similarly to us and engaged in the same business as, or business similar to, ours and owning or operating aircraft and engines similar to the related aircraft and related engines.

    In general, we will also be obligated to carry, with insurers of recognized responsibility, all-risk ground and flight aircraft hull insurance covering the related aircraft and all-risk coverage for the related engines and parts while temporarily removed from the aircraft and not replaced by similar engines or parts, as described below. The insurance includes war-risk and allied perils, hijacking and governmental confiscation and expropriation insurance except in the country of registry, must be in such form and amounts, and with the retentions we customarily maintain with respect to other aircraft in our fleet of the same type and model and operating on the same routes as the related aircraft, and may not be in an amount below stipulated values.

    We may self-insure against the risks required to be insured against under the related lease or indenture in the reasonable amounts as are then applicable to our other aircraft or engines of value comparable to the related aircraft. The self-insurance with respect to all aircraft in our fleet may not, however, in the aggregate exceed an amount equal to the lesser of

  •
  50% of the highest replacement value of any single aircraft in such fleet or

  •
  1.5% of the average aggregate insured value from time to time of our entire aircraft fleet,

provided that a standard deductible per occurrence per aircraft no greater than the amount customarily allowed as a deductible in the industry will be permitted in addition to such self-insurance.

    With respect to a leased aircraft, we and any permitted sublessee of the leased aircraft will be named as insured parties under all insurance policies required by the related lease. The indenture trustee, owner trustee and related owner participant will be named additional insureds, which will afford each of them the rights but not the obligations of an additional insured. In general, liability insurance proceeds will be distributed to the respective parties entitled to such proceeds and, in the case of partial loss, hull insurance proceeds in excess of certain specified amounts will be distributed to the indenture trustee. The prospectus supplement will contain a description of any limitations applicable to the provisions described in this paragraph.

    With respect to owned aircraft, we and any permitted lessee of an owned aircraft will be named as insured parties under all insurance policies required by the related indenture. The indenture trustee will be named additional insured, which will afford it the rights but not the obligations of an additional insured. In general, liability insurance proceeds will be distributed to the respective parties entitled to those proceeds and hull insurance proceeds in excess of certain specified amounts will be distributed to the indenture trustee. The prospectus supplement will contain a description of any limitations applicable to the provisions described in this paragraph.

Recognition of the Indenture Trustee's Security Interest

    We will be required, except under some circumstances, to keep each aircraft registered with the U.S. Federal Aviation Administration and to record the indenture and the lease, if applicable, relating to each aircraft under the United States Code relating to aviation. The recording of the indenture and the lease, if applicable, with respect to each aircraft will give the related indenture trustee a perfected security interest in the related aircraft whenever it is located in the United States or any of its territories and possessions. The Convention on the International Recognition of Rights in Aircraft provides that the security interest will also be recognized, with some exceptions, in those jurisdictions that have ratified or adhere to that Convention. We will have the right, with some conditions and at our expense, to register each aircraft in countries other than the United States. Each aircraft may also be operated by us or under lease, sublease or interchange arrangements in countries that are not parties to the Convention.

    The equipment notes are not cross-collateralized, which means that liquidation proceeds from the sale of an aircraft in excess of the amount due on the equipment notes related to the aircraft will not be available to cover any losses on the equipment notes related to any other aircraft.

Investment and Reinvestment of Related Funds

    The indenture trustee will invest and reinvest funds held by that indenture trustee, pending distribution of those funds. Allowable investments will be described in the applicable indenture. We will direct the investment and reinvestment of those funds subject to the permitted allowable investments as specified in the applicable indenture. We will not, however, direct investment and reinvestment if

  •
  in the case of a leased aircraft, an event of default under the related lease has occurred or

  •
  in the case of an owned aircraft, an event of default under the related indenture has occurred.

We will pay the net amount of any loss resulting from any of the investments made at our direction.

Special Rights of Lessors, Conditional Vendors and Holders of Security Interests Under the Bankruptcy Code

    Section 1110 of the United States Bankruptcy Code provides that the right of lessors, conditional vendors and holders of security interests, with respect to aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo used by air carriers operating under certificates issued by the Secretary of Transportation under Chapter 447 of the United States Code relating to aviation to take possession of the aircraft and to enforce any of the other rights or remedies in compliance with the provisions of the lease, conditional sale contract or security agreement, as the case may be, to sell, leave or otherwise retain or dispose of the aircraft is not affected by

  •
  the automatic stay provision of the Bankruptcy Code, which provision enjoins the taking of any action against a debtor by a creditor;

  •
  the provision of the Bankruptcy Code allowing the trustee in reorganization or the debtor-in-possession to use, sell or lease property of the debtor;

  •
  the confirmation of a plan by the bankruptcy court; and

  •
  any power of the bankruptcy court to enjoin a repossession.

    Section 1110 relief would not be available, however, if the following two conditions are satisfied:

  1.
  within 60 days after the date of the order for relief under the Bankruptcy Code, or such longer period consented to by the lessor, conditional vendor or holder of a security interest, the trustee in reorganization agrees to perform the debtor's obligations that become due on or after that date and

  2.
  all defaults, other than defaults resulting solely from the financial condition, bankruptcy, insolvency or reorganization of the debtor, or from any failure of the debtor to pay penalty rates based on a failure to perform nonmonetary obligations, are cured before the later of the expiration of that 60-day period and the date that is 30 days after the date of default.

    Accordingly, the right of a lessor, conditional vendor or holder of a security interest to take possession of an aircraft if an event of default occurs would not be exercisable for 60 days following the date of the order for relief (unless specifically permitted by the bankruptcy court). If the conditions specified above are satisfied within the applicable period, but if an event of default occurs after such applicable period, Section 1110 of the Bankruptcy Code provides that the automatic stay does not apply unless such subsequent default is cured in compliance with the terms of the applicable security agreement, lease or conditional sale contract, if a cure is permitted under that agreement, lease or contract. The prospectus supplement for each offering will discuss the availability of the benefits of Section 1110 with respect to the related aircraft.

Ranking of Equipment Notes

    Some of the equipment notes related to one or more aircraft, as described in the related prospectus supplement, may be subordinated and junior in right of payment to other equipment notes related to the same aircraft. The related prospectus supplement will describe the terms of the subordination, if any.

Payments and Limitation of Liability

  Owned Aircraft Notes

    We will incur general obligations under each owned aircraft trust indenture and under the related owned aircraft certificates.

  Leased Aircraft Notes

    Payments.  The owner trustee will lease each leased aircraft to us for a term commencing on the date that leased aircraft is delivered to the owner trustee. The term will expire on a date after the latest maturity date of the related leased aircraft notes, unless previously terminated as permitted by the terms of the related lease. Some payments, including basic rent, under each related lease will be payable by us. The owner trustee will assign our payments to the related indenture trustee to provide the funds necessary to pay principal of, premium, if any, and interest due from the owner trustee on the leased aircraft notes issued under the related leased aircraft trust indenture.

    In certain cases, the basic rent payments under a lease may be adjusted, but each lease will provide that under no circumstances will our rent payments be less than the scheduled payments on the related leased aircraft notes. The balance of any basic rent payment under each lease, after payment of amounts due on the leased aircraft notes issued under the leased aircraft trust indenture corresponding to the applicable lease, will be paid over to the applicable owner trustee. We will incur general obligations to pay rent and to cause other payments to be made under each lease.

    Limitation on Liability.  The leased aircraft notes will not be our obligations and will not be guaranteed by us, except in some specified circumstances involving our purchase of a leased aircraft and our assumption of some specified obligations, including the obligation to make payments on the related leased aircraft notes. None of the owner trustees, the owner participants or the indenture trustees will be personally liable to any holder of the leased aircraft notes for amounts payable under those leased aircraft notes, or, except as provided in the related leased aircraft trust indentures in the case of the owner trustees and the indenture trustees, for any liability under those leased aircraft trust indentures.

    Except in the circumstances mentioned, all amounts payable under any leased aircraft notes, other than payments made in connection with an optional redemption or purchase by the related owner trustee or the related owner participant, will be made only from the assets subject to the lien of the applicable leased aircraft trust indenture with respect to the related leased aircraft or the income and proceeds received by the related indenture trustee from those assets, including rent payable by us and amounts payable by Alaska Air Group pursuant to its guarantee, if any, under the related lease.

    Except as otherwise provided in the applicable leased aircraft trust indenture, no owner trustee will be personally liable for any amount payable or for any statements, representations, warranties, agreements or obligations under any leased aircraft trust indenture or leased aircraft notes except for its own willful misconduct or gross negligence. None of the owner participants will have any duty or responsibility under the leased aircraft trust indentures or under the related leased aircraft notes to the related indenture trustee or to any holder of those leased aircraft notes.

Indenture Events of Default; Remedies

    For any pass through trust, the prospectus supplement will describe the indenture events of default under the equipment trust indentures related to the equipment notes to be held by such pass through trust, the remedies that the indenture trustee may exercise with respect to the related aircraft, either at its own initiative or upon instruction from holders of the related equipment notes, and other provisions relating to the occurrence of an indenture event of default and the exercise of remedies. Unless the prospectus supplement specifies otherwise, there will be no cross-default provisions in the indentures and, unless so specified, events resulting in an indenture event of default under any particular equipment trust indenture will not necessarily result in an indenture event of default under any other equipment trust indenture.

Defeasance

    Unless the applicable prospectus supplement specifies otherwise:

  •
  each owned aircraft trust indenture provides that the obligation of the related indenture trustee and us in relation to any owned aircraft notes will be deemed to have been discharged and paid in full on the 91st day after the date of irrevocable deposit with the related indenture trustee of an amount sufficient to discharge the indebtedness evidenced by the owned aircraft notes; and

  •
  each leased aircraft trust indenture provides that the obligation of the related indenture trustee and owner trustee in relation to any leased aircraft notes will be deemed to have been discharged and paid in full on the 91st day after the date of irrevocable deposit with the related indenture trustee of an amount sufficient to discharge the indebtedness evidenced by the leased aircraft notes.

    The deposit must consist of

  •
  money or

  •
  obligations of the United States or any agency or instrumentality of the United States the payment of which is backed by the full faith and credit of the United States which, through the payment of principal and interest on those obligations and complying with their terms, will provide money in an aggregate amount sufficient to pay when due, including as a consequence of redemption in respect of which notice is given on or prior to the date of irrevocable deposit, the principal of, premium, if any, and interest on all equipment notes issued under and in compliance with the terms of the applicable indenture.

    Discharge may occur only if, among other things:

  •
  no event of default or event that with the giving of notice or lapse of time or both would become an event of default under the indenture has occurred and is continuing on the date of irrevocable deposit; and

  •
  we have delivered an opinion of counsel to the effect that holders of the pass through certificates will not recognize income, gain or loss for federal income tax purposes as a result of the deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same time as would have been the case if the deposit, defeasance and discharge had not occurred.

    The deposit as described will not be deemed to discharge certain obligations, including the obligations to:

  •
  register the transfer or exchange of equipment notes;

  •
  replace stolen, lost, destroyed or mutilated equipment notes; and

  •
  maintain paying agencies and hold money for payment in trust.

    Upon defeasance, or upon payment in full of the principal of, premium, if any, and interest on all equipment notes issued under any indenture on its maturity date or deposit with the applicable indenture trustee of money sufficient to satisfy those amounts no earlier than one year prior to the related indenture's maturity, the holders of the related equipment notes will have no beneficial interest in or other rights related to the aircraft or other assets subject to the lien of the indenture. Consequently, the lien will terminate.

Assumption of Obligations by Alaska Airlines

    Unless the applicable prospectus supplement specifies otherwise, with respect to leased aircraft notes, upon our exercise of any purchase options we may have under the related lease prior to the end of the term of that lease, we may assume on a full recourse basis all the obligations of the owner trustee, other than its obligations in its individual capacity under the leased aircraft trust indenture with respect to that leased aircraft, including the obligations to make payments on the related leased aircraft notes.

    If we assume the obligations of the owner trustee, relevant provisions of the related lease, including provisions relating to maintenance, possession and use of the related leased aircraft, liens, insurance and events of default will be incorporated into the leased aircraft trust indenture. Also, the leased aircraft notes issued under that leased aircraft trust indenture will not be redeemed and will continue to be secured by the leased aircraft. It is a condition to our assumption that, if the related leased aircraft is registered under the laws of the United States, an opinion of counsel be delivered at the time of assumption. The opinion should substantially state that the related indenture trustee would, immediately following assumption, be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the related leased aircraft and its engines. The opinion need not be delivered if the benefits of Section 1110 are not available to the indenture trustee with respect to that leased aircraft or any engine immediately prior to assumption.

Liquidity Facility

    The related prospectus supplement may provide that one or more payments of interest on the related equipment notes of one or more classes or series will be supported by a liquidity facility. The provider of the liquidity facility will be identified in the related prospectus supplement. Unless the related prospectus supplement provides otherwise, the provider of the liquidity facility will have a senior claim upon the assets securing the equipment notes.

Intercreditor Issues

    Equipment notes may be issued in different classes or series, which means that the equipment notes may have different payment priorities even though they are issued by the same issuer and relate to the same aircraft. In this event, the related prospectus supplement will describe the priority of distributions among the equipment notes and any liquidity facilities, the ability of any class or series to exercise and/or enforce any remedies with respect to the related aircraft and, if applicable, the related lease, and certain other intercreditor terms and provisions.

FEDERAL INCOME TAX CONSIDERATIONS

General

    Unless the applicable prospectus supplement indicates otherwise, this summary describes the principal U.S. federal income tax consequences to pass through certificateholders of the purchase, ownership and disposition of the pass through certificates. This summary is the opinion of our legal counsel, Perkins Coie llp. It applies to you only if

  •
  you are a beneficial owner of a pass through certificate and you are

  –
  a citizen or resident of the United States,

  –
  a domestic corporation, partnership or other entity created or organized under the laws of the United States or any state,

  –
  an estate whose income is subject to U.S. federal income tax regardless of its source, or

  –
  a trust if a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust;

  •
  you acquire pass through trust certificates in the initial offering at the initial offering price; and

  •
  you own your pass through trust certificates as capital assets for tax purposes.

    This summary does not apply to you if you are a member of a class of pass through certificateholders subject to special rules, such as

  •
  an owner of pass though certificates that is, for U.S. federal income tax purposes,

  –
  a nonresident alien individual,

  –
  a foreign corporation,

  –
  a foreign partnership, or

  –
  an estate or trust that is not subject to U.S. federal income tax on a net income basis on income or gain from an equipment note;

  •
  a dealer in securities or currencies;

  •
  a trader in securities that elects to use a mark-to-market method of accounting;

  •
  a bank;

  •
  a life insurance company;

  •
  a tax-exempt organization;

  •
  a person that owns pass through certificates that are a hedge or that are hedged against interest rate risks;

  •
  a person that owns pass through certificates as part of a straddle or conversion transaction for tax purposes; or

  •
  a person whose functional currency for tax purposes is not the U.S. dollar.

    This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), its legislative history, existing and proposed regulations under the Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. You should note that no rulings have been or will be sought from the Internal Revenue Service for any of the U.S. federal income tax consequences discussed below, and no assurance can be given that the Internal Revenue Service will not take contrary positions.

    Please consult your own tax advisor concerning the consequences of owning the pass through certificates in your particular circumstances under the Code and laws of any other taxing jurisdiction.

Tax Status of the Pass Through Trusts

    In the opinion of Perkins Coie LLP, legal counsel to Alaska Airlines, each pass through trust will not be classified as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and will not be subject to U.S. federal income tax. Each pass through trust will file federal income tax returns and report to investors on the basis that it is a grantor trust under Subpart E, Part I of Subchapter J of the Code. If a pass through trust were treated as a partnership for U.S. federal income tax purposes rather than as a grantor trust, in the opinion of Perkins Coie LLP, the consequences to pass through certificateholders would not be materially different. The remainder of this discussion describes the consequences of the treatment as a grantor trust. Pass through certificateholders who are not U.S. persons should consult their own tax advisors as to the suitability to them of an investment in the pass through certificates.

Taxation of Pass Through Certificateholders Generally

    As a certificateholder you will be treated as owning your pro rata undivided interest in each equipment note and any other property held by the related pass through trust. Accordingly, your share of interest paid on the equipment note will be taxable as ordinary income, as it is paid or accrued, in accordance with your method of accounting for U.S. federal income tax purposes. Any amounts received by a pass through trust from drawings under a liquidity facility will be treated for U.S. federal income tax purposes as having the same characteristics as the payments they replace.

    You will be entitled to deduct, consistent with your method of accounting, your pro rata share of fees and expenses paid or incurred by the corresponding pass through trust as provided in Section 162 or 212 of the Code. Certain fees and expenses, including fees paid to the pass through trustee and the liquidity facility provider, will be borne by parties other than the pass through certificateholders. It is possible that such fees and expenses will be treated as constructively received by the pass through trust, in which event you would be required to include them in income and would be entitled to deduct your pro rata share of such fees and expenses. If you are an individual, estate or trust, the deduction for your share of these fees or expenses would be allowed only to the extent that all of your miscellaneous itemized deductions, including your share of these fees and expenses, exceed 2% of your adjusted gross income. In addition, in the case of certificateholders who are individuals, certain otherwise allowable itemized deductions generally will be subject to limitations on itemized deductions under applicable provisions of the Code.

    A purchaser of an interest in a pass through certificate should be treated as purchasing an interest in each equipment note and any other property held in the related pass through trust at a price determined by allocating the purchase price paid for the pass through certificate among such equipment notes in proportion to their fair market values at the time of purchase of the pass through certificate. Unless the applicable prospectus supplement indicates otherwise, Alaska Airlines anticipates that when all the equipment notes have been acquired by the related pass through trust, the purchase price paid for a pass through certificate of the pass through trust by an original purchaser of a pass through certificate should be allocated among the equipment notes held in the pass through trust in proportion to their respective principal amounts.

    If an equipment note held by a pass through trust is prepaid for an amount that differs from a certificateholder's aggregate adjusted basis in the equipment note, the certificateholder will be considered to have sold its pro rata share of that equipment note, and will recognize any gain or loss equal to the difference between the certificateholder's adjusted basis and the amount realized from such prepayment (except to the extent attributable to accrued interest, which would be taxable as interest income if not previously included in income). Any such gain or loss will be long-term capital gain or loss if the equipment note is considered to have been held for more than one year. Net capital gains of individuals are, under certain circumstances, taxed at lower rates than items of ordinary income.

    In the case of leased aircraft notes, an owner participant's conveyance of its interest in an owner trust will not constitute a taxable event to the holders of interests in the related leased aircraft notes. However, if we assume an owner trustee's obligations under any leased aircraft notes, that assumption would be treated for U.S. federal income tax purposes as a taxable exchange of those equipment notes, resulting in recognition of gain or loss by you.

Sales or Exchanges of Pass Through Certificates

    A certificateholder that sells or exchanges a pass through certificate will be considered to have sold its pro rata portion of the property held by the pass through trust, and will recognize gain or loss as described in the preceding paragraph.

Effect of Subordination of Subordinated Pass Through Certificateholders

    If any pass through trust for a series or class that is subordinated to other pass through trusts of the same series or class receives less than the full amount of the receipts of principal or interest paid with respect to the equipment notes held by it because of the subordination of the equipment notes held by that pass through trust under an intercreditor agreement, the corresponding owners of beneficial interests in the subordinated certificates would probably be treated for U.S. federal income tax purposes as if they had (1) received as distributions their full share of such receipts, (2) paid over to the relevant preferred class of pass through certificateholders an amount equal to their share of the shortfall in receipts, and (3) retained the right to reimbursement of these amounts to the extent of future amounts payable to the subordinated pass through certificateholders with respect to the shortfall in receipts.

    Under this analysis,

  •
  Subordinated certificateholders incurring a shortfall in receipts would be required to include as current income any interest or other income of the corresponding subordinated trust that was a component of the shortfall in receipts, even though this amount was in fact paid to the relevant preferred class of pass through certificateholders,

  •
  a loss would only be allowed to the subordinated pass through certificateholders when their right to receive reimbursement of the shortfall in receipts becomes worthless (i.e., when it becomes clear that funds will not be available from any source to reimburse such shortfall), and

  •
  reimbursement of the shortfall in receipts held by any pass through trust prior to a claim of worthlessness would not be taxable income to subordinated pass through certificateholders because the reimbursed amount was previously included in income.

These results should not significantly affect the inclusion of income for subordinated pass through certificateholders on the accrual method of accounting, but they could accelerate inclusion of income to subordinated pass through certificateholders on the cash method of accounting by, in effect, placing them on the accrual method.

Original Issue Discount

    The equipment notes may be issued with original issue discount, which may require pass through certificateholders to include original issue discount in gross income in advance of the receipt or accrual of the stated interest on the equipment notes. The prospectus supplement will state whether any equipment notes to be held by the related pass through trust will be issued with original issue discount. Generally, a holder of a debt instrument issued with original issue discount that is not de minimis must include original issue discount in income for federal income tax purposes as it accrues, in advance of the receipt of the cash attributable to such income, under a method that takes into account the compounding of interest.

Backup Withholding

    Payments made on the pass through certificates, and proceeds from the sale of the pass through certificates to or through certain brokers, may be subject to a "backup" withholding tax of 31% unless the pass through certificateholder complies with required reporting procedures specified in the Treasury Regulations or is exempt from those requirements. Any withheld amounts are allowed as a credit against the pass through certificateholder's U.S. federal income tax and may entitle the certificateholder to a refund if the required information is furnished to the Internal Revenue Service. The Internal Revenue Service may impose penalties on a certificateholder who is required to supply information but does not do so in the proper manner.

ERISA CONSIDERATIONS

    Unless otherwise indicated in the applicable prospectus supplement, the pass through certificates may, subject to certain legal restrictions, be purchased and held by an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), or an individual retirement account or an employee benefit plan subject to section 4975 of the Internal Revenue Code. A fiduciary of an employee benefit plan must determine that the purchase and holding of a pass through certificate is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in section 406 of ERISA or section 4975 of the Internal Revenue Code. Governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to Title I of ERISA or section 4975 of the Internal Revenue

Code. Unless the applicable prospectus supplement specifies otherwise, the pass through certificates may, subject to certain legal restrictions, be purchased and held by such employee benefit plans.

PLAN OF DISTRIBUTION

    The offered securities may be sold to or through underwriters, directly to other purchasers or through agents. The distribution of the offered securities may be effected from time to time in one or more transactions at

  •
  a fixed price or prices, which may be changed;

  •
  market prices prevailing at the time of sale;

  •
  prices related to the prevailing market prices at the time of sale; or

  •
  negotiated prices.

    In connection with the sale of the offered securities, underwriters or agents may receive compensation from us or from purchasers of the offered securities for whom they may act as agents in the form of discounts, concessions or commissions. Underwriters may sell the offered securities to or through dealers, and those dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters or commissions from the purchasers for whom they may act as agents.

    Underwriters, dealers and agents that participate in the distribution of the offered securities may be deemed to be underwriters, and any discounts or commissions they receive from us and any profit on the resale of the offered securities may be deemed to be underwriting discounts and commissions, under the Securities Act of 1933. We will identify any outright or deemed underwriter or agent, and we will describe any related compensation received from us, in the applicable prospectus supplement.

    Under agreements that we may enter into, underwriters and agents who participate in the distribution of the offered securities may be entitled to indemnification by us against some liabilities, including liabilities under the Securities Act.

    If the applicable prospectus supplement indicates, we will authorize underwriters or other persons acting as our agents to solicit offers by specific institutions to purchase the offered securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include, among others:

  •
  commercial and savings banks;

  •
  insurance companies;

  •
  pension funds;

  •
  investment companies; and

  •
  educational and charitable institutions.

    In all cases, we must approve the contracting institutions. The obligations of any purchaser under any payment and delivery contract will be subject to the condition that the purchase of the offered securities is not at the time of delivery prohibited by applicable law. The underwriters or relevant other agents will not have any responsibility in respect of the validity or performance of such contracts.

    Unless the applicable prospectus supplement indicates otherwise, we do not intend to apply for the listing of any series of offered securities on a national securities exchange. If we sell the offered securities of any series to or through underwriters, the underwriters may make a market in those offered securities, as permitted by applicable laws and regulations. No underwriter would be obligated, however, to make a market in those offered securities, and any market-making that is done could be discontinued at any time at the sole discretion of the underwriters. Accordingly, we can give no assurance as to the liquidity of, or trading markets for, the offered securities of any series.

    Some of the underwriters or agents and their associates may be customers of, engage in transactions with, and perform services for us in the ordinary course of business.

DISCLOSURE OF THE SEC'S POSITION ON INDEMNIFICATION FOR
SECURITIES ACT LIABILITIES

    Section 145(a) of the Delaware General Corporation Law (DGCL) and Section 10.06.490(a) of the Alaska Corporations Code (ACC) each provide that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his or her conduct was unlawful.

    Section 145(b) of the DGCL and Section 10.06.490(b) of the ACC each provide that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted under similar standards, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability, such person is fairly and reasonably entitled to be indemnified for such expenses which the court shall deem proper.

    Section 145 of the DGCL and Section 10.06.490 of the ACC each further provide that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections 145(a) and (b), in the case of the DGCL, or subsections 10.06.490(a) and (b), in the case of the ACC, or in the defense of any claim, issue or matter in any of those subsections, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith; that indemnification provided for by Section 145 and Section 10.06.490 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that the corporation may purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against such person or incurred by him or her in any such capacity or arising out of his or her status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 145 or Section 10.06.490.

    Article VIII of the Alaska Air Group's by-laws and Article VI of Alaska Airlines' by-laws each require indemnification to the full extent permitted by the DGCL and ACC, respectively, or other applicable law. Subject to any restrictions imposed by such laws, the by-laws of each corporation provide a right to indemnification for all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by the indemnitee in connection with any actual or threatened action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or, being or having been such a director, officer or an employee of the corporation, he or she is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity.

    Section 102(b)(7) of the DGCL and Section 10.06.210(N) of the ACC each provide that a corporation in its original charter or an amendment thereto validly approved by stockholders may eliminate or limit personal liability of members of its board of directors for breach of a director's fiduciary duty. However, no such provision may eliminate or limit the liability of a director for breaching his or her duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, paying a dividend or approving a stock repurchase that was illegal or obtaining an improper personal benefit. A provision of this type has no effect on the availability of equitable remedies, such as injunction or rescission, for breach of fiduciary duty. Article 11 of Alaska Air Group's certificate of incorporation provides for such limitation of liabilities to the full extent permitted by the DGCL. Alaska Airlines' articles of incorporation do not currently provide for such limitation of liabilities.

    Officers and directors of Alaska Air Group and Alaska Airlines are covered by insurance (with certain exceptions and with certain limitations) which indemnifies them against losses and liabilities arising from certain alleged "wrongful acts," including alleged errors or misstatements, or certain other alleged wrongful acts or omissions constituting neglect or breach of duty.

    The underwriting agreements, filed as exhibits to the registration statement of which this prospectus is a part, contain provisions whereby the underwriters agree to indemnify Alaska Air Group and Alaska Airlines, their directors and certain officers and other persons, and are incorporated herein by reference.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons under the foregoing provisions, Alaska Air Group and Alaska Airlines have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

LEGAL MATTERS

    Unless the applicable prospectus supplement indicates otherwise, the validity of the pass through certificates will be passed upon for Alaska Airlines by Perkins Coie LLP, Seattle, Washington. Unless the applicable prospectus supplement indicates otherwise, Perkins Coie LLP will rely on the opinion of counsel for the pass through trustee as to certain matters relating to the authorization, execution and delivery of such pass through certificates by, and the valid and binding effect thereof on, such pass through trustee. Certain federal income tax matters will be passed upon by Perkins Coie LLP, Seattle, Washington, legal tax counsel to Alaska Airlines.

EXPERTS

    The financial statements and schedules of Alaska Air Group and of Alaska Airlines incorporated by reference in this prospectus and in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 12, 2001

PROSPECTUS

ALASKA AIR GROUP, INC.

DEBT SECURITIES

    Alaska Air Group may offer debt securities from time to time. When we decide to sell a particular series of debt securities, we will provide specific terms of the offered securities in a prospectus supplement.

    The debt securities offered by this prospectus will have an aggregate public offering price of up to $750,000,000. You should read this prospectus and any prospectus supplement carefully before you invest. We may not use this prospectus to sell debt securities unless it includes a prospectus supplement.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is        , 2001.

ABOUT THIS PROSPECTUS

    This prospectus is part of a registration statement we filed with the Securities and Exchange Commission using a shelf registration process. Under this shelf process, we may sell the debt securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the debt securities we may offer. Each time we offer debt securities, we will provide you with a prospectus supplement that will describe the specific amounts, prices and terms of the offered debt securities. The prospectus supplement may also add, update or change information contained in this prospectus. You should read carefully both this prospectus and any prospectus supplement together with additional information described below.

    This prospectus does not contain all the information provided in the registration statement that we filed with the SEC. For further information about us or the debt securities, you should refer to that registration statement, which you can obtain from the SEC as described below under "Where You Can Find More Information." Statements contained in this prospectus or in any prospectus supplement as to the contents of any contract or other document are not necessarily complete; therefore, we recommend that you review the full text of those contracts and other documents.

    You should rely only on the information contained or incorporated by reference in this prospectus or a prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus or any prospectus supplement, as well as information we have previously filed with the SEC and incorporated by reference, is accurate as of the date on the front of those documents only. Our business, financial condition, results of operations and prospects may have changed since those dates.

WHERE YOU CAN FIND MORE INFORMATION

    We are subject to the reporting requirements of the Securities Exchange Act of 1934, which requires us to file reports and other information with the SEC. You may access much of this material over the Internet at the SEC's Web site at http://www.sec.gov. These reports and other information may also be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. In addition, copies of these reports and other information may be obtained at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. You can get further information about the SEC's Public Reference Room by calling 1-800-SEC-0330. The reports and other information filed by us may also be inspected and copied at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

    The SEC allows us to "incorporate by reference" the information we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and the information that we file later with the SEC will automatically update and supersede this information. Until the completion of the offering of the debt securities, we incorporate by reference the documents listed below and any future filing made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

  •
  Annual Report on Form 10-K for the year ended December 31, 2000;

  •
  Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001;

  •
  Current Reports on Form 8-K filed on January 5, February 7, March 5, April 5, May 3, June 5, June 14 and July 5, 2001; and

  •
  Definitive Proxy Statement on Schedule 14A, as filed with the SEC on April 6, 2001 in connection with our annual meeting.

    You may request a copy of these filing (other than exhibits to them), at no cost, by telephoning or writing to the following address:

  Corporate Secretary's Office
  Alaska Air Group, Inc.
  P.O. Box 68947
  Seattle, WA 98168-0947
  Telephone: (206) 433-3131

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ALASKA AIR GROUP

    Alaska Air Group is a holding company that was incorporated in Delaware in 1985. Our two principal subsidiaries are Alaska Airlines, Inc. and Horizon Air Industries, Inc. Both subsidiaries operate as airlines, although their business plans, competition and economic risks differ substantially. Alaska Airlines is a major airline that operates an all-jet fleet. Its average passenger trip length is 886 miles. Horizon is a regional airline that operates jet and turboprop aircraft, with an average passenger trip length of 283 miles. Alaska Air Group's executive offices are located at 19300 Pacific Highway South, Seattle, Washington 98188.

    Alaska Airlines is an Alaska corporation that traces its history back to McGee Airways, which was organized in 1932. Alaska Star Airlines was incorporated in 1937 and changed its name to Alaska Airlines in 1944. Alaska serves 37 cities in seven states (Alaska, Washington, Oregon, California, Nevada, Illinois and Arizona), one city in Canada and five cities in Mexico. Horizon is a Washington corporation that began service in 1981 and was acquired by Alaska Air Group in 1986. It is the largest regional airline in the Pacific Northwest, serving 35 cities in five states (Washington, Oregon, Montana, Idaho and California) and five cities in Canada.

USE OF PROCEEDS

    Unless otherwise indicated in the accompanying prospectus supplement, the net proceeds from the sale of the offered debt securities will be added to the working capital of Alaska Air Group. We will use the proceeds for general corporate purposes, among which may be the repayment of outstanding indebtedness and financing of capital expenditures by Alaska Airlines and Horizon Air, including the acquisition of aircraft and related equipment.

RATIO OF EARNINGS TO FIXED CHARGES

    The following table sets forth the ratio of earnings to fixed charges for Alaska Air Group for the periods indicated. Earnings represent earnings before accounting changes, income tax expense and fixed charges (excluding interest capitalized). Fixed charges consist of interest and the portion of rental expense deemed representative of the interest factor.

	Three Months Ended March 31,		Year Ended December 31,
	2001	2000	2000	1999	1998	1997	1996
Alaska Air Group (1)	(0.67)	0.32	0.73	3.14	2.93	2.10	1.57

(1)
For the three months ended March 31, 2001 and 2000 and for the year ended December 31, 2000, earnings are inadequate to cover fixed charges by $54.9 million, $18.8 million and $31.2 million, respectively.

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DESCRIPTION OF DEBT SECURITIES

    The following briefly summarizes certain general terms and provisions of the debt securities. We will issue the debt securities under an indenture among Alaska Air Group and a trustee. We will file with the SEC the form of indenture, which will include the form of debt securities, as an exhibit to:

  •
  a post-effective amendment to the registration statement of which this prospectus is a part;

  •
  an annual report on Form 10-K;

  •
  a quarterly report on Form 10-Q; or

  •
  a current report on Form 8-K.

    The prospectus supplements will describe the particular terms and provisions of any series of debt securities. Therefore, you should rely on the information in the prospectus supplement, in particular if the information in the prospectus supplement is different from the information provided below. The provisions of the prospectus supplement will control to the extent that any provision in any prospectus supplement is inconsistent with any provision in this summary.

General

    The indenture does not limit the aggregate principal amount of debt securities that may be issued under the indenture. We may issue the debt securities from time to time in one or more series. Unless otherwise specified in the applicable prospectus supplement, the debt securities will be unsecured obligations of Alaska Air Group and will rank on a parity with all other unsecured indebtedness of Alaska Air Group.

    You should refer to the prospectus supplement that accompanies this prospectus for a description of the specific series of debt securities we are offering by that prospectus supplement. The terms may include:

  •
  the title of the debt securities and the series in which the debt securities will be included;

  •
  the authorized denominations and aggregate principal amount of the debt securities;

  •
  the date or dates on which the debt securities will mature or the method for determining those dates;

  •
  the rate or rates, which may be fixed or variable, per annum at which the debt securities will bear interest, if there is any interest, and if such rate is variable, the manner of calculation of interest and the date from which interest will accrue or the method for determining such date or dates;

  •
  the place or places where the principal of and any premium and interest on the debt securities will be payable;

  •
  the dates on which the interest will be payable and the corresponding record dates;

  •
  the period or periods within which, the price or prices at which, and the terms and conditions on which, the debt securities may be redeemed, in whole or in part, at our option;

  •
  any mandatory or optional sinking fund or purchase fund or analogous provisions;

  •
  the terms and conditions of any redemption of the debt securities and any redemption price;

  •
  the denominations in which the debt securities are authorized to be issued;

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  •
  the portion of the principal amount of the debt securities payable upon declaration of the acceleration of the maturity of the debt securities and any method by which that portion will be payable;

  •
  the person to whom any interest on any debt security shall be payable if other than the person in whose name the debt security is registered on the applicable record date;

  •
  any additional events of default or covenants applicable to the debt securities;

  •
  if applicable, provisions related to the issuance of debt securities in book-entry form; and

  •
  any other special terms pertaining to the debt securities.

    Unless the applicable prospectus supplement specifies otherwise, the debt securities will not be listed on any securities exchange.

    Unless the applicable prospectus supplement specifies otherwise, the debt securities will be issued in fully registered form without coupons. If debt securities of any series are issued in bearer form, the applicable prospectus supplement will describe the special restrictions and considerations, including special offering restrictions and special federal income tax considerations, applicable to those debt securities and to payment on and transfer and exchange of those debt securities.

    We may sell the debt securities at a substantial discount below their stated principal amount, bearing no interest or interest at a rate that at the time of issuance is below market rates. The applicable prospectus supplement will describe the federal income tax consequences and special considerations applicable to those debt securities.

Payment, Registration, Transfer and Exchange

    Subject to any applicable laws or regulations, we will make payments on the debt securities at a designated office or agency, unless the applicable prospectus supplement sets forth otherwise. At our option, we will make interest payments on the debt securities in registered form

  •
  by checks mailed by the trustee to the holders of debt securities entitled to interest payments at their registered addresses or

  •
  by wire transfer to an account maintained by the person entitled to interest payments as specified in the debt register.

    Unless the applicable prospectus supplement indicates otherwise, any installment of interest on debt securities will be paid in registered form to the person in whose name the debt security is registered at the close of business on the regular record date for that installment of interest.

    Unless the applicable prospectus supplement sets forth otherwise, the debt securities issued in registered form will be transferable or exchangeable at the agency designated by us from time to time. The debt securities may be transferred or exchanged without service charge, other than any tax or other governmental charge imposed in connection with the transfer or exchange.

Book-Entry Procedures

    The applicable prospectus supplement for each series of debt securities will state whether those debt securities will be subject to the following provisions.

    Unless debt securities in physical form are issued, the debt securities will be represented by one or more fully registered global certificates, in denominations of $1,000 or any integral multiple of $1,000. Each global certificate will be deposited with, or on behalf of, The Depository Trust Company (DTC), and registered in its name or in the name of Cede & Co., its nominee. No holder of debt securities

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initially issued as a global certificate will be entitled to receive a certificate in physical form, except as set forth below.

    DTC has advised that

  •
  DTC is

  –
  a limited purpose trust company organized under the laws of the State of New York;

  –
  a member of the Federal Reserve System;

  –
  a "clearing corporation" within the meaning of the New York Uniform Commercial Code; and

  –
  a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act.

  •
  DTC was created to hold securities for DTC participants and to facilitate the clearance and settlement of securities transactions between DTC participants through electronic book entries, thereby eliminating the need for physical movement of certificates.

  •
  DTC participants include securities brokers and dealers, banks, trust companies and clearing corporations.

  •
  Access to DTC's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly.

    Holders that are not DTC participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the debt securities may do so only through DTC participants. In addition, holders of the debt securities will receive all distributions of principal and interest from the trustee through DTC participants. Under the rules, regulations and procedures creating and affecting DTC and its operation, DTC is required to make book-entry transfers of debt securities among DTC participants on whose behalf it acts and to receive and transmit distributions of principal of, and interest on, the debt securities. Under the book-entry system, holders of debt securities may experience some delay in receipt of payments, since such payments will be forwarded by the trustee to Cede, as nominee for DTC, and DTC, in turn, will forward the payments to the appropriate DTC participants.

    DTC participants will be responsible for distributions to holders of debt securities, which distributions will be made in accordance with customary industry practices. Although holders of debt securities will not have possession of the debt securities, the rules of DTC provide a mechanism by which those holders will receive payments and be able to transfer their interests. Although the DTC participants are expected to convey the rights represented by their interests in any global security to the related holders, because DTC can only act on behalf of DTC participants, the ability of holders of debt securities to pledge the debt securities to persons or entities that are not DTC participants or to otherwise act with respect to the debt securities may be limited due to the lack of physical certificates for the debt securities.

    Neither Alaska Air Group nor the trustee under the indenture nor any agent of either of them will be responsible or liable for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in the debt securities or for supervising or reviewing any records relating to such beneficial ownership interests. Since the only "holder of debt securities," for purposes of the indenture, will be Cede, as nominee of DTC, holders of debt securities will not be recognized by the trustees as "holders of debt securities," and holders of debt securities will be permitted to exercise the rights of holders only indirectly through DTC and DTC participants. DTC has advised us that it will take any action permitted to be taken by a holder of debt securities under the indentures only at the direction of one or more DTC participants to whose accounts with DTC the related debt securities are credited.

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    All payments we make to the trustee will be in immediately available funds and will be passed through to DTC in immediately available funds.

    Physical certificates will be issued to holders of a global security, or their nominees, if

  •
  DTC advises the trustee in writing that DTC is no longer willing, able or eligible to discharge properly its responsibilities as depository and we are unable to locate a qualified successor or

  •
  we decide in our sole discretion to terminate the book-entry system through DTC.

    In such event, the trustee under the indenture will notify all holders of debt securities through DTC participants of the availability of such physical debt securities. Upon surrender by DTC of the definitive global note representing the debt securities and receipt of instructions for reregistration, the trustee will reissue the debt securities in physical form to holders or their nominees.

    Debt securities in physical form will be freely transferable and exchangeable at the office of the trustee upon compliance with the requirements set forth in the indenture.

    No service charge will be imposed for any registration of transfer or exchange, but payment of a sum sufficient to cover any tax or other governmental charge may be required.

Consolidation, Merger or Sale by Alaska Air Group

    The indenture provides that we may not merge or consolidate with or into any other corporation or sell, convey, transfer, lease or otherwise dispose of all or substantially all of our assets to any person, unless:

  •
  in the case of a merger or consolidation, we are the surviving corporation;

  •
  in the case of either a merger or consolidation where we are not the surviving corporation, or a sale, conveyance or other disposition of all or substantially all of our assets to another person:

  –
  the resulting, successor or acquiring person is a corporation organized and existing under the laws of the United States or any state thereof and

  –
  that corporation expressly assumes by supplemental indenture all our obligations under the convertible debt securities, any related coupons and the indentures;

  •
  immediately after giving effect to the merger or consolidation, or the sale, conveyance, transfer, lease or other disposition, no default or event of default under the indenture will have occurred and be continuing; and

  •
  certain other conditions are met.

    If a successor corporation assumes our obligations, then that successor corporation will succeed to and be substituted for us under the indenture and under the debt securities and any related coupons, and all our obligations will terminate.

Events of Default, Notice and Certain Rights on Default

    Events of default under the indenture for a series of debt securities are defined as:

  •
  default for 30 days in payment of any interest on any debt security of that series or any related coupon or any additional amount payable for the debt securities of that series as specified in the applicable prospectus supplement when due;

  •
  default for ten days in payment of principal or premium, if any, on redemption or otherwise, or in the making of a mandatory sinking fund payment of any debt securities of that series when due;

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  •
  default for 60 days after notice to us by the trustee, or to us and the trustee by the holders of 25% or more in aggregate principal amount of the outstanding debt securities of that series, in the performance of any other agreement applicable to the debt securities of that series, in the indenture or in any supplemental indenture or board resolution under which the debt securities of that series may have been issued;

  •
  default resulting in acceleration of other of our indebtedness for borrowed money if:

  –
  the aggregate principal amount of indebtedness that is accelerated exceeds $25 million,

  –
  the acceleration is not rescinded or annulled within ten days after written notice of the acceleration is given to us by the trustee, or to us and the trustee by holders of 25% or more in aggregate principal amount of the outstanding debt securities of that series, and

  –
  the default that resulted in the acceleration of the other indebtedness is not cured or waived; and

  •
  certain events of bankruptcy, insolvency or reorganization.

    If an event of default specified in the indenture for the debt securities of any series occurs and is continuing, either the trustee for that series or the holders of 25% or more in aggregate principal amount of all the outstanding debt securities of that series, by written notice to us, may

  •
  declare the principal of all the debt securities of that series to be due and payable or

  •
  in the case of original issue discount debt securities or indexed debt securities, declare the portion of the principal amount specified in the applicable prospectus supplement to be due and payable.

    If the holders of debt securities of a series give notice of the declaration of acceleration to us, then they must give notice to the trustee for that series.

    The trustee for any series of debt securities must give notice to the holders of the debt securities of that series of all uncured defaults within 90 days after the occurrence of a default known to it on debt securities of that series. However, that notice will not be given until 60 days after the occurrence of a default on debt securities of that series involving a failure to perform a covenant other than the obligation to pay principal, premium, if any, or interest, if any, or make a mandatory sinking fund payment. In addition, the trustee may withhold that notice if and so long as a committee of its responsible officers in good faith determines that withholding that notice is in the interest of the holders of the debt securities of that series, except in the case of a default in payment on the debt securities of that series. Default means any event that is, or, after notice or passage of time or both, would be, an event of default.

    The trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request or direction of any of the holders of debt securities, unless those holders have offered the trustee reasonable indemnity. Subject to those trustee indemnification provisions, the holders of not less than a majority in aggregate principal amount of the debt securities of each series affected (with each series voting as a class) may direct the time, method and place of conducting any proceeding for any remedy available to the trustee for that series, or exercising any trust or power conferred on the trustee.

    We will file annually with the trustee a certificate as to our compliance with all conditions and covenants of the indenture.

    The holders of at least a majority in aggregate principal amount of any series of debt securities, by notice to the trustee for that series, may waive, on behalf of the holders of all debt securities of that series, any past default or event of default with respect to that series and its consequences, and may

8

rescind and annul a declaration of acceleration with respect to that series. However, a default or event of default in the payment of the principal of, or premium or interest on, any debt security and certain other defaults may not be waived.

Modification of the Indenture

    Alaska Air Group and the trustee may modify and amend the indenture, without the consent of the holders of any of the debt securities, in order to

  •
  evidence the succession of another corporation to Alaska Air Group and the assumption of our covenants by its successor;

  •
  add to our covenants or surrender any of our rights or powers;

  •
  add additional events of default for any series;

  •
  add to, change or eliminate any provision affecting debt securities not yet issued;

  •
  secure the debt securities;

  •
  establish the form or terms of debt securities not yet issued;

  •
  evidence and provide for successor trustees;

  •
  permit payment in respect of debt securities in bearer form in the United States, if allowed without penalty under applicable laws and regulations;

  •
  correct or supplement any inconsistent provisions or add any other provisions for matters or questions arising under the indenture, provided that that action does not adversely affect the interests of any holder of debt securities of any series issued under the indenture in any material respect; or

  •
  cure any ambiguity or correct any mistake.

    With the consent of the holders of a majority in aggregate principal amount of the outstanding debt securities of each series affected by the supplemental indenture, we and the trustee may execute supplemental indentures adding any provisions to or changing or eliminating any of the provisions of the indenture or any supplemental indenture or modifying the rights of the holders of debt securities of that series. However, no supplemental indenture may, without the consent of the holder of each debt security so affected,

  •
  change the time for payment of principal or interest on any debt security;

  •
  reduce the principal of, or any installment of principal of, or interest on, any debt security;

  •
  reduce the amount of premium, if there is any premium, payable upon the redemption of any debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount debt security;

  •
  impair the right to institute suit for the enforcement of any payment on or for any debt security;

  •
  reduce the percentage in principal amount of the outstanding debt securities of any series the consent of whose holders is required for modification or amendment of the indenture or for waiver of compliance with certain provisions of the indenture or for waiver of certain defaults;

  •
  change our obligation to maintain an office or agency in the places and for the purposes specified in the indenture; or

  •
  modify the provisions relating to waiver of some defaults or any of the foregoing provisions.

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Defeasance and Covenant Defeasance

    When we use the term defeasance, we mean discharge from some or all of our obligations under the indenture. If we deposit with the trustee sufficient cash or government obligations to pay the principal, interest, any premium and any mandatory sinking fund or analogous payments due to the stated maturity or a redemption date of the debt securities of a particular series, then at our option:

  •
  we will be discharged from our obligations for the debt securities of that series, which is referred to as "defeasance," or

  •
  we will no longer be under any obligation to comply with specified restrictive covenants under the indenture, and some events of default will no longer apply to us, which is referred to as "covenant defeasance."

    If this happens, the holders of the debt securities of the affected series will no longer be entitled to the benefits of the indenture, except for registration of transfer and exchange of debt securities and replacement of lost, stolen or mutilated debt securities. Those holders may look only to the deposited funds or obligations for payment.

    Unless the applicable prospectus supplement specifies otherwise and except as described below, the conditions to both defeasance and covenant defeasance are as follows:

  •
  it must not result in a breach or violation of, or constitute a default or event of default under, the indenture or any other material agreement or instrument of Alaska Air Group;

  •
  certain bankruptcy-related defaults or events of default with respect to us must not be occurring during the period commencing on the date of the deposit of the trust funds to defease the debt securities and ending on the 91st day after that date;

  •
  we must deliver to the trustee an opinion of counsel to the effect that the deposit and related defeasance would not cause the holders of the debt securities to recognize income, gain or loss for federal income tax purposes;

  •
  we must deliver to the trustee an officer's certificate and an opinion of counsel addressing compliance with the conditions of the defeasance or covenant defeasance; and

  •
  we must comply with any other conditions to the defeasance or covenant defeasance that may be imposed on us pursuant to the indenture.

    The indenture requires that a nationally recognized firm of independent public accountants deliver to the trustee a written certification as to the sufficiency of the trust funds deposited for the defeasance or covenant defeasance of the debt securities.

    If indicated in the prospectus supplement, in addition to obligations of the United States or an agency or instrumentality of the United States, government obligations may include obligations of the government or an agency or instrumentality of the government issuing the currency in which debt securities of such series are payable. In the event that government obligations deposited with the trustee for the defeasance of such debt securities decrease in value or default subsequent to their being deposited, we will have no further obligation, and the holders of the debt securities will have no additional recourse against us for any decrease in value or default.

    We may exercise our defeasance option for the debt securities even if we have already exercised our covenant defeasance option. If we exercise our defeasance option, payment of the debt securities may not be accelerated because of default or an event of default. If we exercise our covenant defeasance option, payment of the debt securities may not be accelerated by reason of default or an event of default with respect to the covenants to which the covenant defeasance is applicable. However, if acceleration occurs, the realizable value at the acceleration date of the money and government

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obligations in the defeasance trust could be less than the principal and interest then due on the debt securities, because the required deposit in the defeasance trust is based on scheduled cash flow rather than market value, which will vary depending on interest rates and other factors.

PLAN OF DISTRIBUTION

    We may sell debt securities to or through underwriters or dealers, agents or directly to one or more purchasers, through a specific bidding or auction process or otherwise. We may distribute the debt securities from time to time in one or more transactions at

  •
  a fixed price or prices, which may be changed;

  •
  market prices prevailing at the time of sale;

  •
  prices related to the prevailing market prices; and

  •
  negotiated prices.

    In connection with the sale of debt securities, underwriters or agents may receive compensation from us or from purchasers of debt securities for whom they act as agents in the form of discounts, concessions or commissions. Underwrites may sell the debt securities to or through dealers, and those dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters or commissions from the purchasers for whom they act as agents.

    Underwriters, dealers and agents that participate in the distribution of the debt securities may be deemed to be underwriters, and any discounts or commissions received by them from us and any profits on the resale of the debt securities by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. We will identify any underwriters, dealers or agents and describe their compensation in a prospectus supplement.

    We may indemnify underwriters, dealers and agents who participate in the distribution of debt securities against certain liabilities, including liabilities under the Securities Act.

    If indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by specific institutions to purchase the debt securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include, among others:

  •
  commercial and savings banks;

  •
  insurance companies;

  •
  pension funds;

  •
  investment companies; and

  •
  educational and charitable institutions.

    In all cases, we must approve the contracting institutions. The obligations of any purchaser under any payment and delivery contract will be subject to the condition that the purchase of the debt securities is not, at the time of delivery, prohibited by applicable law. The underwriters or relevant other agents will not have any responsibility in respect of the validity or performance of such contracts.

    Unless the applicable prospectus supplement indicates otherwise, we do not intend to apply for the listing of any series of debt securities on a national securities exchange. If we sell the debt securities of any series to or through underwriters, the underwriters may make a market in those debt securities, as permitted by applicable laws and regulations. No underwriter is obligated, however, to make a market in those debt securities, and any market-making that is done may be discontinued at any time at the

11

sole discretion of the underwriter. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the debt securities of any series.

    Some of the underwriters, dealers or agents and their associates may be customers of, engage in transactions with, and perform services for us in the ordinary course of business.

DISCLOSURE OF THE SEC'S POSITION ON INDEMNIFICATION FOR
SECURITIES ACT LIABILITIES

    Section 145(a) of the Delaware General Corporation Law (DGCL) provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his or her conduct was unlawful.

    Section 145(b) of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted under similar standards, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability, such person is fairly and reasonably entitled to be indemnified for such expenses as the court shall deem proper.

    Section 145 of the DGCL further provides that to the extent a director or officer of a Delaware corporation has been successful in the defense of any action, suit or proceeding referred to in subsections 145(a) and (b) or in the defense of any claim, issue or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that the corporation may purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against such person or incurred by him or her in any such capacity or arising out of his or her status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 145.

    Article VIII of our by-laws requires indemnification to the full extent permitted by the DGCL or other applicable law. Subject to any restrictions imposed by such law, the by-laws provide a right to indemnification for all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by the indemnitee in connection with any actual or threatened action, suit or proceeding by reason of the fact that such person is or was a director or officer of Alaska Air Group or, being or having been such a director, officer or an employee of Alaska Air Group, he or she is or was serving at the request of Alaska Air Group as a director, officer, employee or agent of another corporation or other entity.

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    Section 102(b)(7) of the DGCL provides that a corporation in its original certificate of incorporation or an amendment thereto validly approved by stockholders may eliminate or limit personal liability of members of its board of directors for breach of a director's fiduciary duty. However, no such provision may eliminate or limit the liability of a director for breaching his or her duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, paying a dividend or approving a stock repurchase that was illegal or obtaining an improper personal benefit. A provision of this type has no effect on the availability of equitable remedies, such as injunction or rescission, for breach of fiduciary duty. Article 11 of our certificate of incorporation provides for such limitation of liabilities to the full extent permitted by the DGCL.

    Our officers and directors are covered by insurance (with certain exceptions and with certain limitations) which indemnifies them against losses and liabilities arising from certain alleged "wrongful acts," including alleged errors or misstatements, or certain other alleged wrongful acts or omissions constituting neglect or breach of duty.

    The underwriting agreements, filed as exhibits to the registration statement of which this prospectus is a part, contain provisions whereby the underwriters agree to indemnify us, our directors and certain officers and other persons, and are incorporated herein by reference.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons under the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

LEGAL MATTERS

    Unless the applicable prospectus supplement indicates otherwise, the validity of the debt securities offered will be passed upon for us by Perkins Coie LLP, Seattle, Washington.

EXPERTS

    The financial statements and schedules of Alaska Air Group incorporated by reference in this prospectus and in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 12, 2001

PROSPECTUS

ALASKA AIRLINES, INC.

DEBT SECURITIES

    Alaska Airlines, Inc. may offer debt securities from time to time. When we decide to sell a particular series of debt securities, we will provide specific terms of the offered securities in a prospectus supplement.

    The debt securities offered by this prospectus will have an aggregate public offering price of up to $800,000,000. You should read this prospectus and any prospectus supplement carefully before you invest. We may not use this prospectus to sell debt securities unless it includes a prospectus supplement.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is            , 2001.

ABOUT THIS PROSPECTUS

    This prospectus is part of a registration statement we filed with the Securities and Exchange Commission using a shelf registration process. Under this shelf process, we may sell the debt securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the debt securities we may offer. Each time we offer debt securities, we will provide you with a prospectus supplement that will describe the specific amounts, prices and terms of the offered debt securities. The prospectus supplement may also add, update or change information contained in this prospectus. You should read carefully both this prospectus and any prospectus supplement together with additional information described below.

    This prospectus does not contain all the information provided in the registration statement that we filed with the SEC. For further information about Alaska Airlines, Alaska Air Group or the debt securities, you should refer to that registration statement, which you can obtain from the SEC as described below under "Where You Can Find More Information." Statements contained in this prospectus or in any prospectus supplement as to the contents of any contract or other document are not necessarily complete; therefore, we recommend that you review the full text of those contracts and other documents.

    You should rely only on the information contained or incorporated by reference in this prospectus or a prospectus supplement. Alaska Airlines and Alaska Air Group have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Alaska Airlines and Alaska Air Group are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus or any prospectus supplement, as well as information Alaska Airlines and Alaska Air Group have previously filed with the SEC and incorporated by reference, is accurate as of the date on the front of those documents only. Each of Alaska Airlines' and Alaska Air Group's business, financial condition, results of operations and prospects may have changed since those dates.

WHERE YOU CAN FIND MORE INFORMATION

    Alaska Airlines and Alaska Air Group are subject to the reporting requirements of the Securities Exchange Act of 1934, which requires Alaska Airlines and Alaska Air Group to file reports and other information with the SEC. You may access much of this material over the Internet at the SEC's Web site at http://www.sec.gov. These reports and other information may also be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. In addition, copies of these reports and other information may be obtained at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. You can get further information about the SEC's Public Reference Room by calling 1-800-SEC-0330. The reports and other information filed by Alaska Airlines and Alaska Air Group may also be inspected and copied at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

    As long as Alaska Airlines and Alaska Air Group are subject to the SEC's periodic reporting requirements, they will continue to furnish the required information to the SEC. Alaska Airlines' obligation to file periodic reports with the SEC will be suspended if each class of Alaska Airlines' securities is held by fewer than 300 holders at the beginning of any fiscal year for Alaska Airlines, other than a fiscal year when a registration statement relating to any of Alaska Airlines' securities becomes effective. Accordingly, Alaska Airlines may cease to file reports with the SEC for a fiscal year when there are fewer than 300 holders of Alaska Airlines securities. If Alaska Airlines ceases to file periodic reports with the SEC, Alaska Airlines is obligated, pursuant to the indenture, to distribute to the holders of debt securities annual reports containing audited consolidated financial statements and a report by Alaska Airlines' independent public accountants, as well as quarterly reports for the first three quarters of each fiscal year containing unaudited condensed financial information.

    The SEC allows Alaska Airlines and Alaska Air Group to "incorporate by reference" the information they file with the SEC, which means that Alaska Airlines and Alaska Air Group can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and the information that Alaska Airlines and Alaska Air Group file later with the SEC will automatically update and supersede this information. Until the completion of the offering of the debt securities, Alaska Airlines and Alaska Air Group incorporate by reference the documents listed below and any future filing made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

  •
  Alaska Airlines:

  –
  Annual Report on Form 10-K for the year ended December 31, 2000 and

  –
  Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001.

  •
  Alaska Air Group:

  –
  Annual Report on Form 10-K for the year ended December 31, 2000;

  –
  Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001;

  –
  Current Reports on Form 8-K filed on January 5, February 7, March 5, April 5, May 3, June 5, June 14 and July 5, 2001; and

  –
  Definitive Proxy Statement on Schedule 14A, as filed with the SEC on April 6, 2001 in connection with Alaska Air Group's annual meeting.

    You may request a copy of these filing (other than exhibits to them), at no cost, by telephoning or writing to the following address:

Corporate Secretary's Office Alaska Air Group, Inc. P.O. Box 68900 Seattle, WA 98168-0947 Telephone: (206) 433-3131	Corporate Secretary's Office Alaska Airlines, Inc. P.O. Box 68947 Seattle, WA 98168-0900 Telephone: (206) 433-3131

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ALASKA AIRLINES AND ALASKA AIR GROUP

    Alaska Air Group is a holding company that was incorporated in Delaware in 1985. Our two principal subsidiaries are Alaska Airlines, Inc. and Horizon Air Industries, Inc. Both subsidiaries operate as airlines, although their business plans, competition and economic risks differ substantially. Alaska Airlines is a major airline that operates an all-jet fleet. Its average passenger trip length is 886 miles. Horizon is a regional airline that operates jet and turboprop aircraft, with an average passenger trip length of 283 miles. Alaska Air Group's executive offices are located at 19300 Pacific Highway South, Seattle, Washington 98188.

    Alaska Airlines is an Alaska corporation that traces its history back to McGee Airways, which was organized in 1932. Alaska Star Airlines was incorporated in 1937 and changed its name to Alaska Airlines in 1944. Alaska serves 37 cities in seven states (Alaska, Washington, Oregon, California, Nevada, Illinois and Arizona), one city in Canada and five cities in Mexico. Horizon is a Washington corporation that began service in 1981 and was acquired by Alaska Air Group in 1986. It is the largest regional airline in the Pacific Northwest, serving 35 cities in five states (Washington, Oregon, Montana, Idaho and California) and five cities in Canada.

USE OF PROCEEDS

    Unless otherwise indicated in the accompanying prospectus supplement, the net proceeds from the sale of the offered debt securities will be added to the working capital of Alaska Airlines. We will use the proceeds for general corporate purposes, among which may be the repayment of outstanding indebtedness and financing of capital expenditures by Alaska Airlines, including the acquisition of aircraft and related equipment.

RATIO OF EARNINGS TO FIXED CHARGES

    The following table sets forth the ratio of earnings to fixed charges for Alaska Airlines and Alaska Air Group for the periods indicated. Earnings represent earnings before accounting changes, income tax expense and fixed charges (excluding interest capitalized). Fixed charges consist of interest and the portion of rental expense deemed representative of the interest factor.

	Three Months Ended March 31,		Year Ended December 31,
	2001	2000	2000	1999	1998	1997	1996
Alaska Airlines (1)	(0.29)	0.30	0.79	3.32	3.25	2.47	1.84
Alaska Air Group (2)	(0.67)	0.32	0.73	3.14	2.93	2.10	1.57

(1)
For the three months ended March 31, 2001 and 2000 and for the year ended December 31, 2000, earnings are inadequate to cover fixed charges by $36.3 million, $16.3 million and $20.6 million, respectively.

(2)
For the three months ended March 31, 2001 and 2000 and for the year ended December 31, 2000, earnings are inadequate to cover fixed charges by $54.9 million, $18.8 million and $31.2 million, respectively.

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DESCRIPTION OF DEBT SECURITIES

    The following briefly summarizes certain general terms and provisions of the debt securities. We will issue the debt securities under an indenture among Alaska Airlines, Alaska Air Group and a trustee. The form of indenture, which includes the form of debt securities, has been filed as an exhibit with the SEC and is incorporated by reference in the registration statement of which this prospectus forms a part.

    In the event that Alaska Air Group guarantees any debt securities, the applicable indenture will be supplemented by a supplemental indenture among Alaska Airlines, as issuer, Alaska Air Group, as guarantor, and the trustee. The supplemental indenture will be filed with the SEC as an exhibit to

  •
  a post-effective amendment to the registration statement of which this prospectus is a part;

  •
  an annual report on Form 10-K;

  •
  a quarterly report on Form 10-Q; or

  •
  a current report on Form 8-K.

    The prospectus supplements will describe the particular terms and provisions of any series of debt securities. Therefore, you should rely on the information in the prospectus supplement, in particular if the information in the prospectus supplement is different from the information provided below. The provisions of the prospectus supplement will control to the extent that any provision in any prospectus supplement is inconsistent with any provision in this summary.

General

    The indenture does not limit the aggregate principal amount of debt securities that may be issued under the indenture. We may issue the debt securities from time to time in one or more series. Unless otherwise specified in the applicable prospectus supplement, the debt securities will be unsecured obligations of Alaska Airlines and will rank on a parity with all other unsecured indebtedness of Alaska Airlines.

    You should refer to the prospectus supplement that accompanies this prospectus for a description of the specific series of debt securities we are offering by that prospectus supplement. The terms may include:

  •
  the title of the debt securities and the series in which the debt securities will be included;

  •
  the authorized denominations and aggregate principal amount of the debt securities;

  •
  the date or dates on which the debt securities will mature or the method for determining those dates;

  •
  the rate or rates, which may be fixed or variable, per annum at which the debt securities will bear interest, if there is any interest, and if such rate is variable, the manner of calculation of interest and the date from which interest will accrue or the method for determining such date or dates;

  •
  the place or places where the principal of and any premium and interest on the debt securities will be payable;

  •
  the dates on which the interest will be payable and the corresponding record dates;

  •
  the period or periods within which, the price or prices at which, and the terms and conditions on which, the debt securities may be redeemed, in whole or in part, at the option of Alaska Airlines;

4

  •
  any mandatory or optional sinking fund or purchase fund or analogous provisions;

  •
  the terms and conditions of any redemption of the debt securities and any redemption price;

  •
  the terms of any guarantee of Alaska Air Group;

  •
  the denominations in which the debt securities are authorized to be issued;

  •
  the portion of the principal amount of the debt securities payable upon declaration of the acceleration of the maturity of the debt securities and any method by which that portion will be payable;

  •
  the person to whom any interest on any debt security shall be payable if other than the person in whose name the debt security is registered on the applicable record date;

  •
  any additional events of default or covenants applicable to the debt securities;

  •
  if applicable, provisions related to the issuance of debt securities in book-entry form; and

  •
  any other special terms pertaining to the debt securities.

    Unless the applicable prospectus supplement specifies otherwise, the debt securities will not be listed on any securities exchange.

    Unless the applicable prospectus supplement specifies otherwise, the debt securities will be issued in fully registered form without coupons. If debt securities of any series are issued in bearer form, the applicable prospectus supplement will describe the special restrictions and considerations, including special offering restrictions and special federal income tax considerations, applicable to those debt securities and to payment on and transfer and exchange of those debt securities.

    We may sell the debt securities at a substantial discount below their stated principal amount, bearing no interest or interest at a rate that at the time of issuance is below market rates. The applicable prospectus supplement will describe the federal income tax consequences and special considerations applicable to those debt securities.

Payment, Registration, Transfer and Exchange

    Subject to any applicable laws or regulations, we will make payments on the debt securities at a designated office or agency, unless the applicable prospectus supplement sets forth otherwise. At our option, we will make interest payments on the debt securities in registered form

  •
  by checks mailed by the trustee to the holders of debt securities entitled to interest payments at their registered addresses or

  •
  by wire transfer to an account maintained by the person entitled to interest payments as specified in the debt register.

    Unless the applicable prospectus supplement indicates otherwise, any installment of interest on debt securities will be paid in registered form to the person in whose name the debt security is registered at the close of business on the regular record date for that installment of interest.

    Unless the applicable prospectus supplement sets forth otherwise, the debt securities issued in registered form will be transferable or exchangeable at the agency designated by us from time to time. The debt securities may be transferred or exchanged without service charge, other than any tax or other governmental charge imposed in connection with the transfer or exchange.

5

Guarantees of Debt Securities

    If specified in the applicable prospectus supplement, Alaska Air Group will unconditionally guarantee to the holders of the related series of debt securities the full and prompt payment of principal, premium, if there is any premium, and interest when it becomes due and payable, whether at maturity, upon redemption or otherwise. Any guarantee will be an unsecured obligation of Alaska Air Group.

    If a guarantee is applicable to the offered debt securities, the supplemental indenture and the accompanying prospectus supplement should be referred to for a description of the specific terms of the guarantee, including any related events of default and, where applicable, subordination provisions of Alaska Air Group's guarantee and covenants.

    The consolidated financial statements of Alaska Air Group are incorporated by reference into this prospectus. As indicated by comparison of Alaska Air Group's consolidated financial statements with those of Alaska Airlines, the total assets, revenues and stockholders' equity of Alaska Airlines comprise a substantial portion of the consolidated total assets, revenues and stockholders' equity of Alaska Air Group.

Book-Entry Procedures

    The applicable prospectus supplement for each series of debt securities will state whether those debt securities will be subject to the following provisions.

    Unless debt securities in physical form are issued, the debt securities will be represented by one or more fully registered global certificates, in denominations of $1,000 or any integral multiple of $1,000. Each global certificate will be deposited with, or on behalf of, The Depository Trust Company (DTC), and registered in its name or in the name of Cede & Co., its nominee. No holder of debt securities initially issued as a global certificate will be entitled to receive a certificate in physical form, except as set forth below.

    DTC has advised that

  •
  DTC is

  –
  a limited purpose trust company organized under the laws of the State of New York;

  –
  a member of the Federal Reserve System;

  –
  a "clearing corporation" within the meaning of the New York Uniform Commercial Code; and

  –
  a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act.

  •
  DTC was created to hold securities for DTC participants and to facilitate the clearance and settlement of securities transactions between DTC participants through electronic book entries, thereby eliminating the need for physical movement of certificates.

  •
  DTC participants include securities brokers and dealers, banks, trust companies and clearing corporations.

  •
  Access to DTC's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly.

    Holders that are not DTC participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the debt securities may do so only through DTC participants. In addition, holders of the debt securities will receive all distributions of principal and interest from the trustee through DTC participants. Under the rules, regulations and procedures creating and affecting DTC and

6

its operation, DTC is required to make book-entry transfers of debt securities among DTC participants on whose behalf it acts and to receive and transmit distributions of principal of, and interest on, the debt securities. Under the book-entry system, holders of debt securities may experience some delay in receipt of payments, since such payments will be forwarded by the trustee to Cede, as nominee for DTC, and DTC, in turn, will forward the payments to the appropriate DTC participants.

    DTC participants will be responsible for distributions to holders of debt securities, which distributions will be made in accordance with customary industry practices. Although holders of debt securities will not have possession of the debt securities, the rules of DTC provide a mechanism by which those holders will receive payments and be able to transfer their interests. Although the DTC participants are expected to convey the rights represented by their interests in any global security to the related holders, because DTC can only act on behalf of DTC participants, the ability of holders of debt securities to pledge the debt securities to persons or entities that are not DTC participants or to otherwise act with respect to the debt securities, may be limited due to the lack of physical certificates for the debt securities.

    Neither Alaska Air Group nor Alaska Airlines nor the trustee under the indenture nor any agent of any of them will be responsible or liable for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in the debt securities or for supervising or reviewing any records relating to such beneficial ownership interests. Since the only "holder of debt securities," for purposes of the indenture, will be Cede, as nominee of DTC, holders of debt securities will not be recognized by the trustees as "holders of debt securities," and holders of debt securities will be permitted to exercise the rights of holders only indirectly through DTC and DTC participants. DTC has advised us that it will take any action permitted to be taken by a holder of debt securities under the indentures only at the direction of one or more DTC participants to whose accounts with DTC the related debt securities are credited.

    All payments we make to the trustee will be in immediately available funds and will be passed through to DTC in immediately available funds.

    Physical certificates will be issued to holders of a global security, or their nominees, if

  •
  DTC advises the trustee in writing that DTC is no longer willing, able or eligible to discharge properly its responsibilities as depository and we are unable to locate a qualified successor or

  •
  we decide in our sole discretion to terminate the book-entry system through DTC.

    In such event, the trustee under the indenture will notify all holders of debt securities through DTC participants of the availability of such physical debt securities. Upon surrender by DTC of the definitive global note representing the debt securities and receipt of instructions for reregistration, the trustee will reissue the debt securities in physical form to holders or their nominees.

    Debt securities in physical form will be freely transferable and exchangeable at the office of the trustee upon compliance with the requirements set forth in the indenture.

    No service charge will be imposed for any registration of transfer or exchange, but payment of a sum sufficient to cover any tax or other governmental charge may be required.

Consolidation, Merger or Sale by Alaska Airlines

    The indenture provides that we may not merge or consolidate with or into any other corporation or sell, convey, transfer, lease or otherwise dispose of all or substantially all of our assets to any person, unless:

  •
  in the case of a merger or consolidation, we are the surviving corporation;

7

  •
  in the case of either a merger or consolidation where we are not the surviving corporation, or a sale, conveyance or other disposition of all or substantially all of our assets to another person:

  –
  the resulting, successor or acquiring person is a corporation organized and existing under the laws of the United States or any state thereof and

  –
  that corporation expressly assumes by supplemental indenture all our obligations under the convertible debt securities, any related coupons and the indentures;

  •
  immediately after giving effect to the merger or consolidation, or the sale, conveyance, transfer, lease or other disposition, no default or event of default under the indenture will have occurred and be continuing; and

  •
  certain other conditions are met.

    If a successor corporation assumes our obligations, then that successor corporation will succeed to and be substituted for us under the indenture and under the debt securities and any related coupons, and all our obligations will terminate.

Events of Default, Notice and Certain Rights on Default

    Events of default under the indenture for a series of debt securities are defined as:

  •
  default for 30 days in payment of any interest on any debt security of that series or any related coupon or any additional amount payable for the debt securities of that series as specified in the applicable prospectus supplement when due;

  •
  default for ten days in payment of principal or premium, if any, on redemption or otherwise, or in the making of a mandatory sinking fund payment of any debt securities of that series when due;

  •
  default for 60 days after notice to us by the trustee, or to us and the trustee by the holders of 25% or more in aggregate principal amount of the outstanding debt securities of that series, in the performance of any other agreement applicable to the debt securities of that series, in the indenture or in any supplemental indenture or board resolution under which the debt securities of that series may have been issued;

  •
  default resulting in acceleration of other of our indebtedness for borrowed money if

  –
  the aggregate principal amount of indebtedness that is accelerated exceeds $25 million,

  –
  the acceleration is not rescinded or annulled within ten days after written notice of the acceleration is given to us by the trustee, or to us and the trustee by holders of 25% or more in aggregate principal amount of the outstanding debt securities of that series, and

  –
  the default that resulted in the acceleration of the other indebtedness is not cured or waived; and

  •
  certain events of bankruptcy, insolvency or reorganization.

    If an event of default specified in the indenture for the debt securities of any series occurs and is continuing, either the trustee for that series or the holders of 25% or more in aggregate principal amount of all the outstanding debt securities of that series, by written notice to us, may

  •
  declare the principal of all the debt securities of that series to be due and payable or

  •
  in the case of original issue discount debt securities or indexed debt securities, declare the portion of the principal amount specified in the applicable prospectus supplement to be due and payable.

8

    If the holders of debt securities of a series give notice of the declaration of acceleration to us, then they must give notice to the trustee for that series.

    The trustee for any series of debt securities must give notice to the holders of the debt securities of that series of all uncured defaults within 90 days after the occurrence of a default known to it on debt securities of that series. However, that notice will not be given until 60 days after the occurrence of a default on debt securities of that series involving a failure to perform a covenant other than the obligation to pay principal, premium, if any, or interest, if any, or make a mandatory sinking fund payment. In addition, the trustee may withhold that notice if and so long as a committee of its responsible officers in good faith determines that withholding that notice is in the interest of the holders of the debt securities of that series, except in the case of a default in payment on the debt securities of that series. Default means any event that is, or, after notice or passage of time or both, would be, an event of default.

    The trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request or direction of any of the holders of debt securities, unless those holders have offered the trustee reasonable indemnity. Subject to those trustee indemnification provisions, the holders of not less than a majority in aggregate principal amount of the debt securities of each series affected (with each series voting as a class) may direct the time, method and place of conducting any proceeding for any remedy available to the trustee for that series, or exercising any trust or power conferred on the trustee.

    We will file annually with the trustee a certificate as to our compliance with all conditions and covenants of the indenture.

    The holders of at least a majority in aggregate principal amount of any series of debt securities, by notice to the trustee for that series, may waive, on behalf of the holders of all debt securities of that series, any past default or event of default with respect to that series and its consequences, and may rescind and annul a declaration of acceleration with respect to that series. However, a default or event of default in the payment of the principal of, or premium or interest on, any debt security and certain other defaults may not be waived.

Modification of the Indenture

    Alaska Airlines and the trustee may modify and amend the indenture, without the consent of the holders of any of the debt securities, in order to

  •
  evidence the succession of another corporation to Alaska Airlines and the assumption of Alaska Airlines' covenants by its successor;

  •
  add to Alaska Airlines' covenants or surrender any right or power of Alaska Airlines;

  •
  add additional events of default for any series;

  •
  add to, change or eliminate any provision affecting debt securities not yet issued;

  •
  secure the debt securities;

  •
  establish the form or terms of debt securities not yet issued;

  •
  evidence and provide for successor trustees;

  •
  permit payment in respect of debt securities in bearer form in the United States, if allowed without penalty under applicable laws and regulations;

  •
  correct or supplement any inconsistent provisions or add any other provisions for matters or questions arising under the indenture, provided that that action does not adversely affect the

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    interests of any holder of debt securities of any series issued under the indenture in any material respect; or

  •
  cure any ambiguity or correct any mistake.

    With the consent of the holders of a majority in aggregate principal amount of the outstanding debt securities of each series affected by the supplemental indenture, Alaska Airlines and the trustee may execute supplemental indentures adding any provisions to or changing or eliminating any of the provisions of the indenture or any supplemental indenture or modifying the rights of the holders of debt securities of that series. However, no supplemental indenture may, without the consent of the holder of each debt security so affected,

  •
  change the time for payment of principal or interest on any debt security;

  •
  reduce the principal of, or any installment of principal of, or interest on, any debt security;

  •
  reduce the amount of premium, if there is any premium, payable upon the redemption of any debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount debt security;

  •
  impair the right to institute suit for the enforcement of any payment on or for any debt security;

  •
  reduce the percentage in principal amount of the outstanding debt securities of any series the consent of whose holders is required for modification or amendment of the indenture or for waiver of compliance with certain provisions of the indenture or for waiver of certain defaults;

  •
  change the obligation of Alaska Airlines to maintain an office or agency in the places and for the purposes specified in the indenture; or

  •
  modify the provisions relating to waiver of some defaults or any of the foregoing provisions.

Defeasance and Covenant Defeasance

    When we use the term defeasance, we mean discharge from some or all of our obligations under the indenture. If we deposit with the trustee sufficient cash or government obligations to pay the principal, interest, any premium and any mandatory sinking fund or analogous payments due to the stated maturity or a redemption date of the debt securities of a particular series, then at our option:

  •
  we will be discharged from our obligations for the debt securities of that series, which is referred to as "defeasance," or

  •
  we will no longer be under any obligation to comply with specified restrictive covenants under the indenture, and some events of default will no longer apply to us, which is referred to as "covenant defeasance."

    If this happens, the holders of the debt securities of the affected series will no longer be entitled to the benefits of the indenture, except for registration of transfer and exchange of debt securities and replacement of lost, stolen or mutilated debt securities. Those holders may look only to the deposited funds or obligations for payment.

    Unless the applicable prospectus supplement specifies otherwise and except as described below, the conditions to both defeasance and covenant defeasance are as follows:

  •
  it must not result in a breach or violation of, or constitute a default or event of default under, the indenture or any other material agreement or instrument of Alaska Airlines;

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  •
  certain bankruptcy-related defaults or events of default with respect to Alaska Airlines must not be occurring during the period commencing on the date of the deposit of the trust funds to defease the debt securities and ending on the 91st day after that date;

  •
  we must deliver to the trustee an opinion of counsel to the effect that the deposit and related defeasance would not cause the holders of the debt securities to recognize income, gain or loss for federal income tax purposes;

  •
  we must deliver to the trustee an officer's certificate and an opinion of counsel addressing compliance with the conditions of the defeasance or covenant defeasance; and

  •
  we must comply with any other conditions to the defeasance or covenant defeasance that may be imposed on us pursuant to the indenture.

    The indenture requires that a nationally recognized firm of independent public accountants deliver to the trustee a written certification as to the sufficiency of the trust funds deposited for the defeasance or covenant defeasance of the debt securities.

    If indicated in the prospectus supplement, in addition to obligations of the United States or an agency or instrumentality of the United States, government obligations may include obligations of the government or an agency or instrumentality of the government issuing the currency in which debt securities of such series are payable. In the event that government obligations deposited with the trustee for the defeasance of such debt securities decrease in value or default subsequent to their being deposited, we will have no further obligation, and the holders of the debt securities will have no additional recourse against us for any decrease in value or default.

    We may exercise our defeasance option for the debt securities even if we have already exercised our covenant defeasance option. If we exercise our defeasance option, payment of the debt securities may not be accelerated because of default or an event of default. If we exercise our covenant defeasance option, payment of the debt securities may not be accelerated by reason of default or an event of default with respect to the covenants to which the covenant defeasance is applicable. However, if acceleration occurs, the realizable value at the acceleration date of the money and government obligations in the defeasance trust could be less than the principal and interest then due on the debt securities, because the required deposit in the defeasance trust is based on scheduled cash flow rather than market value, which will vary depending on interest rates and other factors.

PLAN OF DISTRIBUTION

    We may sell debt securities to or through underwriters or dealers, agents or directly to one or more purchasers, through a specific bidding or auction process or otherwise. We may distribute the debt securities from time to time in one or more transactions at

  •
  a fixed price or prices, which may be changed;

  •
  market prices prevailing at the time of sale;

  •
  prices related to the prevailing market prices; and

  •
  negotiated prices.

    In connection with the sale of debt securities, underwriters or agents may receive compensation from us or from purchasers of debt securities for whom they act as agents in the form of discounts, concessions or commissions. Underwrites may sell the debt securities to or through dealers, and those dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters or commissions from the purchasers for whom they act as agents.

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    Underwriters, dealers and agents that participate in the distribution of the debt securities may be deemed to be underwriters, and any discounts or commissions received by them from us and any profits on the resale of the debt securities by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. We will identify any underwriters, dealers or agents and describe their compensation in a prospectus supplement.

    We may indemnify underwriters, dealers and agents who participate in the distribution of debt securities against certain liabilities, including liabilities under the Securities Act.

    If indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by specific institutions to purchase the debt securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include, among others:

  •
  commercial and savings banks;

  •
  insurance companies;

  •
  pension funds;

  •
  investment companies; and

  •
  educational and charitable institutions.

    In all cases, we must approve the contracting institutions. The obligations of any purchaser under any payment and delivery contract will be subject to the condition that the purchase of the debt securities is not, at the time of delivery, prohibited by applicable law. The underwriters or relevant other agents will not have any responsibility in respect of the validity or performance of such contracts.

    Unless the applicable prospectus supplement indicates otherwise, we do not intend to apply for the listing of any series of debt securities on a national securities exchange. If we sell the debt securities of any series to or through underwriters, the underwriters may make a market in those debt securities, as permitted by applicable laws and regulations. No underwriter is obligated, however, to make a market in those debt securities, and any market-making that is done may be discontinued at any time at the sole discretion of the underwriters. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the debt securities of any series.

    Some of the underwriters, dealers or agents and their associates may be customers of, engage in transactions with, and perform services for us, in the ordinary course of business.

DISCLOSURE OF THE SEC'S POSITION ON INDEMNIFICATION FOR
SECURITIES ACT LIABILITIES

    Section 145(a) of the Delaware General Corporation Law (DGCL) and Section 10.06.490(a) of the Alaska Corporations Code (ACC) each provide that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his or her conduct was unlawful.

    Section 145(b) of the DGCL and Section 10.06.490(b) of the ACC each provide that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened,

12

pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted under similar standards, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability, such person is fairly and reasonably entitled to be indemnified for such expenses as the court shall deem proper.

    Section 145 of the DGCL and Section 10.06.490 of the ACC each further provide that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections 145(a) and (b), in the case of the DGCL, or subsections 10.06.490(a) and (b), in the case of the ACC, or in the defense of any claim, issue or matter in any of those subsections, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith; that indemnification provided for by Section 145 and Section 10.06.490 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that the corporation may purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against such person or incurred by him or her in any such capacity or arising out of his or her status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 145 or Section 10.06.490.

    Article VIII of the Alaska Air Group's by-laws and Article VI of Alaska Airlines' by-laws each require indemnification to the full extent permitted by the DGCL and ACC, respectively, or other applicable law. Subject to any restrictions imposed by such laws, the by-laws of each corporation provide a right to indemnification for all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by the indemnitee in connection with any actual or threatened action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or, being or having been such a director, officer or an employee of the corporation, he or she is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity.

    Section 102(b)(7) of the DGCL and Section 10.06.210(N) of the ACC each provide that a corporation in its original charter or an amendment thereto validly approved by stockholders may eliminate or limit personal liability of members of its board of directors for breach of a director's fiduciary duty. However, no such provision may eliminate or limit the liability of a director for breaching his or her duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, paying a dividend or approving a stock repurchase that was illegal or obtaining an improper personal benefit. A provision of this type has no effect on the availability of equitable remedies, such as injunction or rescission, for breach of fiduciary duty. Article 11 of Alaska Air Group's certificate of incorporation provides for such limitation of liabilities to the full extent permitted by the DGCL. Alaska Airlines' articles of incorporation do not current provide for such limitation of liabilities.

    Officers and directors of Alaska Air Group and Alaska Airlines are covered by insurance (with certain exceptions and with certain limitations) which indemnifies them against losses and liabilities arising from certain alleged "wrongful acts," including alleged errors or misstatements, or certain other alleged wrongful acts or omissions constituting neglect or breach of duty.

    The underwriting agreements, filed as exhibits to the registration statement of which this prospectus is a part, contain provisions whereby the underwriters agree to indemnify Alaska Air Group and Alaska Airlines, their directors and certain officers and other persons, and are incorporated herein by reference.

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    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons under the foregoing provisions, Alaska Air Group and Alaska Airlines have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

LEGAL MATTERS

    Unless the applicable prospectus supplement indicates otherwise, the validity of the debt securities offered will be passed up for Alaska Airlines by Perkins Coie LLP, Seattle, Washington.

EXPERTS

    The financial statements and schedules of Alaska Air Group and Alaska Airlines incorporated by reference in this prospectus and in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 12, 2001

PROSPECTUS

ALASKA AIR GROUP, INC.

CONVERTIBLE DEBT SECURITIES

    Alaska Air Group, Inc. may offer convertible debt securities from time to time. When we decide to sell a particular series of convertible debt securities, we will provide specific terms of the offered securities in a prospectus supplement. The convertible debt securities offered by this prospectus will have an aggregate public offering price of up to $817,750,000.

    You should read this prospectus and any prospectus supplement carefully before you invest. We may not use this prospectus to sell convertible debt securities unless it includes a prospectus supplement.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is        , 2001.

ABOUT THIS PROSPECTUS

    This prospectus is part of a registration statement we filed with the Securities and Exchange Commission using a shelf registration process. Under this shelf process, we may sell the convertible debt securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the convertible debt securities we may offer. Each time we offer convertible debt securities, we will provide you with a prospectus supplement that will describe the specific amounts, prices and terms of the offered convertible debt securities. The prospectus supplement may also add, update or change information contained in this prospectus. You should read carefully both this prospectus and any prospectus supplement together with additional information described below.

    This prospectus does not contain all the information provided in the registration statement we filed with the SEC. For further information about us or the convertible debt securities, you should refer to that registration statement, which you can obtain from the SEC as described below under "Where You Can Find More Information." Statements contained in this prospectus or in any prospectus supplement about the contents of any contract or other document are not necessarily complete; therefore, we recommend that you review the full text of those contracts and other documents.

    You should rely only on the information contained or incorporated by reference in this prospectus or a prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus or any prospectus supplement, as well as information we have previously filed with the SEC and incorporated by reference, is accurate as of the date on the front of those documents only. Our business, financial condition, results of operations and prospects may have changed since those dates.

WHERE YOU CAN FIND MORE INFORMATION

    Alaska Air Group is subject to the reporting requirements of the Securities Exchange Act of 1934, which requires Alaska Air Group to file reports and other information with the SEC. You may access much of this material over the Internet at the SEC's Web site at http://www.sec.gov. These reports and other information may also be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. In addition, copies of these reports and other information may be obtained at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. You can get further information about the SEC's Public Reference Room by calling 1-800-SEC-0330. The reports and other information filed by Alaska Air Group may also be inspected and copied at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

    The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and the information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 until we complete our offering of the securities:

  •
  Annual Report on Form 10-K for the year ended December 31, 2000;

  •
  Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001;

  •
  Current Reports on Form 8-K filed on January 5, February 7, March 5, April 5, May 3, June 5, June 14 and July 5, 2001; and

  •
  Definitive Proxy Statement on Schedule 14A, as filed with the SEC on April 6, 2001 in connection with our annual meeting.

    You may request a copy of these filings (other than exhibits to them), at no cost, by telephoning or writing to the following address:

  Corporate Secretary's Office
  Alaska Air Group, Inc.
  P.O. Box 68947
  Seattle, WA 98168-0947
  Telephone: (206) 433-3131

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ALASKA AIR GROUP

    Alaska Air Group is a holding company that was incorporated in Delaware in 1985. Our two principal subsidiaries are Alaska Airlines, Inc. and Horizon Air Industries, Inc. Both subsidiaries operate as airlines, although their business plans, competition and economic risks differ substantially. Alaska Airlines is a major airline that operates an all-jet fleet. Its average passenger trip length is 886 miles. Horizon is a regional airline that operates jet and turboprop aircraft, with an average passenger trip length of 283 miles. Alaska Air Group's executive offices are located at 19300 Pacific Highway South, Seattle, Washington 98188.

    Alaska Airlines is an Alaska corporation that traces its history back to McGee Airways, which was organized in 1932. Alaska Star Airlines was incorporated in 1937 and changed its name to Alaska Airlines in 1944. Alaska serves 37 cities in seven states (Alaska, Washington, Oregon, California, Nevada, Illinois and Arizona), one city in Canada and five cities in Mexico. Horizon is a Washington corporation that began service in 1981 and was acquired by Alaska Air Group in 1986. It is the largest regional airline in the Pacific Northwest, serving 35 cities in five states (Washington, Oregon, Montana, Idaho and California) and five cities in Canada.

USE OF PROCEEDS

    Unless otherwise indicated in the accompanying prospectus supplement, the net proceeds from the sale of the offered securities will be added to the working capital of Alaska Air Group. We will use the proceeds for general corporate purposes, among which may be the repayment of outstanding indebtedness and financing of capital expenditures by Alaska Airlines and Horizon, including the acquisition of aircraft and related equipment.

RATIO OF EARNINGS TO FIXED CHARGES

    The following table sets forth the ratio of earnings to fixed charges for Alaska Air Group for the periods indicated. Earnings represent earnings before accounting changes, income tax expense and fixed charges (excluding interest capitalized). Fixed charges consist of interest and the portion of rental expense deemed representative of the interest factor.

	Three Months Ended March 31,		Year Ended December 31,
	2001	2000	2000	1999	1998	1997	1996
Alaska Air Group (1)	(0.67)	0.32	0.73	3.14	2.93	2.10	1.57

(1)
For the three months ended March 31, 2001 and 2000 and for the year ended December 31, 2000, earnings are inadequate to cover fixed charges by $54.9 million, $18.8 million and $31.2 million, respectively.

DESCRIPTION OF CONVERTIBLE DEBT SECURITIES

    The following briefly summarizes certain general terms and provisions of the convertible debt securities. The convertible debt securities offered pursuant to this prospectus will be unsecured obligations and will be either senior or subordinated debt. We will issue the convertible senior debt under a convertible senior debt indenture. We will issue the convertible subordinated debt under a convertible subordinated debt indenture. The forms of convertible senior debt indenture and convertible subordinated debt indenture, each of which includes the form of related convertible debt securities, have been filed as exhibits with the SEC and are incorporated by reference in the registration statement of which this prospectus forms a part.

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    Where we make no distinction between convertible senior debt securities and convertible subordinated debt securities or between the convertible senior debt indenture and the convertible subordinated debt indenture, those summaries refer to any debt securities and either indenture. The prospectus supplements will describe the particular terms and provisions of any series of convertible debt securities. Therefore, you should rely on the information in the prospectus supplement, especially when the information in the prospectus supplement is different from the information provided below. The provision of the prospectus supplement will control to the extent that any provision in any prospectus supplement is inconsistent with any provision in this summary.

    Because the following description is a summary, it does not describe every aspect of the convertible debt securities and is qualified in its entirety by the detailed information appearing in the relevant prospectus supplements.

General

    The indentures do not limit the aggregate principal amount of convertible debt securities that may be issued under those indentures. We may issue convertible debt securities from time to time in one or more series under those indentures. The convertible senior debt securities will be unsecured and unsubordinated obligations of ours and will rank equally with our other unsecured and unsubordinated indebtedness. The convertible subordinated debt securities will be unsecured obligations of ours and, as set forth below under "Convertible Subordinated Debt Securities," will be subordinated in right of payment to all of our senior indebtedness.

    You should refer to the prospectus supplement which accompanies this prospectus for a description of the specific series of convertible debt securities we are offering by that prospectus supplement. The terms may include:

  •
  the specific designation of the convertible debt securities, including whether they are senior debt securities or subordinated debt securities;

  •
  the aggregate principal amount of the convertible debt securities;

  •
  the maturity date or dates of the principal of the convertible debt securities or the method of determining the maturity date or dates;

  •
  the rate or rates, which may be fixed or variable, at which the convertible debt securities will bear interest, if there is any interest, or the method of calculating the interest rate or rates;

  •
  the date or dates that interest will accrue or the method of determining that date or dates;

  •
  the date or dates that interest will be payable and the record date or dates for the interest payment date or dates;

  •
  the place or places where principal of or premium, if there is a premium, and interest on the convertible debt securities will be payable;

  •
  if we may redeem, at our option, the convertible debt securities in whole or in part,

  –
  the period or periods for the redemption,

  –
  the price or prices for the redemption, and

  –
  the terms and conditions for the redemption;

  •
  if we are obligated to redeem or purchase the convertible debt securities in whole or in part, pursuant to any sinking fund or similar provisions, upon the happening of specified events or at the option of a holder of the convertible debt securities,

  –
  the period or periods for the redemption,

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    –
    the price or prices for the redemption, and

    –
    the terms and conditions for the redemption;

  •
  the denominations of the convertible debt securities that we are authorized to issue;

  •
  the terms and conditions upon which conversion will be effected, including:

  –
  the conversion price,

  –
  the conversion period, and

  –
  other conversion provisions;

  •
  if other than the principal amount, the portion of the principal amount of the convertible debt securities that will be payable upon declaration of the acceleration of the maturity, or the method by which that portion will be determined;

  •
  the person to whom any interest on any convertible debt security will be payable, if other than the person in whose name that convertible debt security is registered on the applicable record date;

  •
  any addition to, or modification or deletion of, any event of default or any covenant of ours specified in the applicable indenture;

  •
  the application of the means of defeasance or covenant defeasance specified for the convertible debt securities;

  •
  whether the convertible debt securities are to be issued in whole or in part in the form of one or more temporary or permanent global securities and, if so, the identity of the depositary for the global security or securities;

  •
  any addition to, or modification or deletion of, any provision of the indenture related to the subordination of the convertible debt securities; and

  •
  any other special terms of the convertible debt securities.

    Unless the applicable prospectus supplement specifies otherwise, the convertible debt securities will not be listed on any securities exchange.

    Unless the applicable prospectus supplement specifies otherwise, we will issue the convertible debt securities in fully registered form without coupons. If we issue convertible debt securities of any series in bearer form, the applicable prospectus supplement will describe the special restrictions and considerations, including special offering restrictions and special federal income tax considerations, applicable to those convertible debt securities and to payment on and transfer and exchange of those convertible debt securities. Convertible debt securities issued in bearer form will be transferable by delivery.

    We may sell the convertible debt securities at a substantial discount below their stated principal amount, bearing no interest or interest at a rate that at the time of issuance is below market rates. The applicable prospectus supplement will describe the federal income tax consequences and special considerations applicable to those convertible debt securities.

Payment, Registration, Transfer and Exchange

    Subject to any applicable laws or regulations, we will make payments on the convertible debt securities at a designated office or agency, unless the applicable prospectus supplement sets forth

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otherwise. At our option, however, we may make interest payments on the convertible debt securities in registered form:

  •
  by checks mailed by the applicable trustee to the holders of convertible debt securities entitled to interest payments at their registered addresses or

  •
  by wire transfer to an account maintained by the person entitled to interest payments as specified in the debt register.

    Unless the applicable prospectus supplement indicates otherwise, we will pay any installment of interest on convertible debt securities in registered form to the person in whose name the convertible debt security is registered at the close of business on the regular record date for that installment of interest.

    Unless the applicable prospectus supplement sets forth otherwise, the convertible debt securities issued in registered form will be transferable or exchangeable at the agency we may designate from time to time. Convertible debt securities may be transferred or exchanged without service charge, other than any tax or other governmental charge imposed in connection with the transfer or exchange.

Conversion Rights

    An applicable prospectus supplement will set forth the terms on which the convertible debt securities of any series are convertible into common stock. Those terms will address whether conversion is mandatory, at the option of the holder or at our option. The terms may also provide that the number of shares of our common stock to be received by the holders of the convertible debt securities will be calculated according to the market price of our common stock as of a time stated in the prospectus supplement.

Convertible Subordinated Debt Securities

    For any convertible subordinated debt, the following provisions will apply.

    Before we pay the principal of, and premium and interest on, the convertible subordinated debt securities, we must be current and not in default on payment in full of all of our senior indebtedness. Senior indebtedness includes all of our indebtedness unless the indebtedness, by its terms, is subordinate in right of payment to or equal with the convertible subordinated debt securities. Indebtedness means the principal of, premium, if any, and any accrued and unpaid interest (including post-petition interest, whether or not allowable as a claim in bankruptcy) on

  •
  indebtedness for money borrowed;

  •
  guarantees of indebtedness for money borrowed;

  •
  indebtedness evidenced by notes, debentures, bonds or other instruments of indebtedness;

  •
  obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction;

  •
  obligations under capitalized leases and equipment leases;

  •
  obligations under interest rate and currency swaps, caps, collars, options, forward or spot contracts or similar arrangements or for foreign currency hedges or aircraft fuel hedges; and

  •
  commitment and other bank financing fees under contractual obligations associated with bank debt.

    Indebtedness does not include amounts owed to trade creditors in the ordinary course of business.

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    We may not pay the principal of, premium, if any, or interest on the convertible subordinated debt securities if

  •
  any of our senior indebtedness is not paid when due (following the expiration of any applicable grace period) or

  •
  any other default on our senior indebtedness occurs and the maturity of any senior indebtedness is accelerated in accordance with its terms unless, in either case:

  •
  the failure to pay or the acceleration relates to senior indebtedness in an aggregate amount equal to or less than $25 million;

  •
  the default has been cured or waived or has ceased to exist;

  •
  the acceleration has been rescinded; or

  •
  the senior indebtedness has been paid in full.

    A failure to make any payment on the convertible subordinated debt securities as a result of the foregoing provisions will not limit the right of the holders of the convertible subordinated debt securities to accelerate the maturity as a result of the payment default.

    If any distribution of our assets is made upon any dissolution, total or partial liquidation or reorganization of or similar proceeding relating to Alaska Air Group, the holders of senior indebtedness will be entitled to receive payment in full before the holders of the convertible subordinated debt securities will be entitled to receive any payment. Because of this subordination, in the event of insolvency, our creditors who hold senior indebtedness or other unsubordinated indebtedness may recover a greater percentage of the debt owed to them than the holders of the convertible subordinated debt securities.

Book-Entry Procedures

    The applicable prospectus supplement for each series of convertible debt securities will state whether those convertible debt securities will be subject to the following provisions.

    Unless convertible debt securities in physical form are issued, the convertible debt securities will be represented by one or more fully registered global certificates, in denominations of $1,000 or any integral multiple of $1,000. Each global certificate will be deposited with, or on behalf of, The Depository Trust Company (DTC), and registered in its name or in the name of Cede & Co., its nominee. No holder of convertible debt securities initially issued as a global certificate will be entitled to receive a certificate in physical form, except as set forth below.

    DTC has advised us that

  •
  DTC is

  –
  a limited purpose trust company organized under the laws of the State of New York,

  –
  a member of the Federal Reserve System,

  –
  a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and

  –
  a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act.

  •
  DTC was created to hold securities for DTC participants and to facilitate the clearance and settlement of securities transactions between DTC participants through electronic book entries, thereby eliminating the need for physical movement of certificates.

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  •
  DTC participants include securities brokers and dealers, banks, trust companies and clearing corporations.

  •
  Access to DTC's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly.

    Holders that are not DTC participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the convertible debt securities may do so only through DTC participants. In addition, holders of the convertible debt securities will receive all distributions of principal and interest from the trustee through DTC participants. Under the rules, regulations and procedures creating and affecting DTC and its operation, DTC is required to make book-entry transfers of convertible debt securities among DTC participants on whose behalf it acts and to receive and transmit distributions of principal of, and interest on, the convertible debt securities. Under the book-entry system, holders of convertible debt securities may experience some delay in receipt of payments, since such payments will be forwarded by the trustee to Cede, as nominee for DTC, and DTC, in turn, will forward the payments to the appropriate DTC participants.

    DTC participants will be responsible for distributions to holders of convertible debt securities, which distributions will be made in accordance with customary industry practices. Although holders of convertible debt securities will not have possession of them, DTC rules provide a mechanism by which those holders will receive payments and be able to transfer their interests. DTC participants are expected to convey the rights represented by their interests in any global security to the related holders, but DTC can act only on behalf of DTC participants. Consequently, the ability of holders of convertible debt securities to pledge the convertible debt securities to persons or entities that are not DTC participants or to otherwise act with respect to the convertible debt securities may be limited due to the lack of physical certificates for the convertible debt securities.

    Neither Alaska Air Group nor the trustees under the indentures nor any respective agent will be responsible or liable for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in the convertible debt securities or for supervising or reviewing any records relating to such beneficial ownership interests. Since the only "holder of convertible debt securities," for purposes of the indentures, will be Cede, as nominee of DTC, holders of convertible debt securities will not be recognized by the trustees as "holders of convertible debt securities," and holders of convertible debt securities will be permitted to exercise the rights of holders only indirectly through DTC and DTC participants. DTC has advised us that it will take any action permitted to be taken by a holder of convertible debt securities under the indentures only at the direction of one or more DTC participants to whose accounts with DTC the related convertible debt securities are credited.

    All payments we make to the trustees will be in immediately available funds and will be passed through to DTC in immediately available funds.

    We will issue physical certificates to holders of beneficial interests in a global certificate, or their nominees, if

  •
  DTC advises the trustee in writing that it is no longer willing, able or eligible to discharge properly its responsibilities as depository and we are unable to locate a qualified successor or

  •
  we decide in our sole discretion to terminate the book-entry system through DTC.

    In such event, the trustee under the applicable indenture will notify all holders of convertible debt securities through DTC participants of the availability of such physical convertible debt securities. Upon surrender by DTC of the definitive global note representing the convertible debt securities and receipt

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of instructions for reregistration, the trustee will reissue the convertible debt securities in physical form to holders or their nominees.

    Convertible debt securities in physical form will be freely transferable and exchangeable at the office of the applicable trustee upon compliance with the requirements set forth in the applicable indenture. No service charge will be imposed for any registration of transfer or exchange, but payment of a sum sufficient to cover any tax or other governmental charge may be required.

Consolidation, Merger or Sale by the Issuer

    Each indenture provides that we may not merge or consolidate with or into any other corporation or sell, convey, transfer, lease or otherwise dispose of all or substantially all of our assets to any person, unless:

  •
  in the case of a merger or consolidation, we are the surviving corporation;

  •
  in the case of either a merger or consolidation where we are not the surviving corporation, or a sale, conveyance or other disposition of all or substantially all of our assets to another person:

  –
  the resulting successor or acquiring person is a corporation organized and existing under the laws of the United States or any state thereof; and

  –
  that corporation expressly assumes by supplemental indenture all our obligations under the convertible debt securities, any related coupons and the indentures;

  •
  immediately after giving effect to the merger or consolidation, or the sale, conveyance, transfer, lease or other disposition, no default or event of default under the indentures will have occurred and be continuing; and

  •
  certain other conditions are met.

    If a successor corporation assumes our obligations, then that successor corporation will succeed to and be substituted for us under the indentures and under the convertible debt securities and any related coupons, and all our obligations will terminate.

Events of Default, Notice and Certain Rights on Default

    Events of default under the indentures for a series of convertible debt securities are defined as:

  •
  default for 30 days in payment of any interest on any convertible debt security of that series or any related coupon or any additional amount payable for the convertible debt securities of that series as specified in the applicable prospectus supplement when due;

  •
  default for ten days in payment of principal or premium, if any, on redemption or otherwise, or in the making of a mandatory sinking fund payment of any convertible debt securities of that series when due;

  •
  default for 60 days after notice to us by the trustee, or to us and the trustee by the holders of 25% or more in aggregate principal amount of the outstanding convertible debt securities of that series, in the performance of any other agreement applicable to the convertible debt securities of that series, in the indenture or in any supplemental indenture or board resolution under which the convertible debt securities of that series may have been issued;

  •
  default resulting in acceleration of other of our indebtedness for borrowed money if

  –
  the aggregate principal amount of indebtedness that is accelerated exceeds $25 million,

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    –
    the acceleration is not rescinded or annulled within ten days after written notice of the acceleration is given to us by the trustee, or to us and the trustee by holders of 25% or more in aggregate principal amount of the outstanding convertible debt securities of that series, and

    –
    the default that resulted in the acceleration of the other indebtedness is not cured or waived; and

  •
  certain events of bankruptcy, insolvency or reorganization.

    If an event of default specified in the indenture for the convertible debt securities of any series occurs and is continuing, either the trustee for that series or the holders of 25% or more in aggregate principal amount of all the outstanding convertible debt securities of that series, by written notice to us, may

  •
  declare the principal of all the convertible debt securities of that series to be due and payable or

  •
  in the case of original issue discount convertible debt securities or indexed convertible debt securities, declare the portion of the principal amount specified in the applicable prospectus supplement to be due and payable.

    If the holders of convertible debt securities of a series give notice of the declaration of acceleration to us, then they must give notice to the trustee for that series.

    The trustee for any series of convertible debt securities must give notice to the holders of the convertible debt securities of that series of all uncured defaults within 90 days after the occurrence of a default known to it on convertible debt securities of that series. However, that notice will not be given until 60 days after the occurrence of a default on convertible debt securities of that series involving a failure to perform a covenant other than the obligation to pay principal, premium, if any, or interest, if any, or make a mandatory sinking fund payment. In addition, the trustee may withhold that notice if and so long as a committee of its responsible officers in good faith determines that withholding that notice is in the interest of the holders of the convertible debt securities of that series, except in the case of a default in payment on the convertible debt securities of that series. Default means any event that is, or, after notice or passage of time or both, would be, an event of default.

    The trustee will be under no obligation to exercise any of its rights or powers under the indentures at the request or direction of any of the holders of convertible debt securities, unless those holders have offered the trustee reasonable indemnity. Subject to those trustee indemnification provisions, the holders of not less than a majority in aggregate principal amount of the convertible debt securities of each series affected (with each series voting as a class) may direct the time, method and place of conducting any proceeding for any remedy available to the trustee for that series, or exercising any trust or power conferred on the trustee.

    We will file annually with the trustees a certificate as to our compliance with all conditions and covenants of the indentures.

    The holders of at least a majority in aggregate principal amount of any series of convertible debt securities, by notice to the trustee for that series, may waive, on behalf of the holders of all convertible debt securities of that series, any past default or event of default with respect to that series and its consequences, and may rescind and annul a declaration of acceleration with respect to that series. However, a default or event of default in the payment of the principal of, or premium or interest on, any convertible debt security and certain other defaults may not be waived.

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Modification of the Indentures

    We, as well as the trustee for a series of convertible debt securities, may enter into one or more supplemental indentures, without the consent of the holders of any of the convertible debt securities, in order to:

  •
  evidence the succession of another corporation to Alaska Air Group and the assumption of our covenants by a successor;

  •
  add to our covenants or surrender any of our rights or powers;

  •
  make the occurrence, or the occurrence and continuance, of a default in any additional covenants, restrictions or conditions a default or an event of default that permits the enforcement of all or any of the remedies provided in the indentures;

  •
  add additional events of default for any series;

  •
  add to, change or eliminate any provision affecting convertible debt securities not yet issued;

  •
  secure the convertible debt securities;

  •
  establish the form or terms of convertible debt securities not yet issued;

  •
  evidence and provide for successor trustees;

  •
  if allowed without penalty under applicable laws and regulations, permit payment in respect of convertible debt securities in bearer form in the United States;

  •
  correct or supplement any inconsistent provisions or add any other provisions, provided that this action does not adversely affect the interests of any holder of convertible debt securities of any series issued under the indentures in any material respect; or

  •
  cure any ambiguity or correct any mistake.

    In addition, with the consent of the holders of not less than a majority in aggregate principal amount of the outstanding convertible debt securities of each series affected by the supplemental indenture, Alaska Air Group and the trustee may execute supplemental indentures adding any provisions to or changing or eliminating any of the provisions of the indentures or any supplemental indenture or modifying the rights of the holders of convertible debt securities of that series. However, no supplemental indenture may, without the consent of the holder of each convertible debt security that is affected,

  •
  change the time for payment of principal, premium or interest on any convertible debt security;

  •
  reduce the principal of, or any installment of principal of, or interest on, any convertible debt security;

  •
  reduce the amount of premium payable upon the redemption of any convertible debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount convertible debt security;

  •
  impair the right to institute suit for the enforcement of any payment on or for any convertible debt security;

  •
  reduce the percentage in principal amount of the outstanding convertible debt securities of any series required to

  –
  consent to modify or amend the indentures,

  –
  waive compliance with certain provisions of the indentures, or

11

    –
    waive certain defaults;

  •
  change our obligation to maintain an office or agency in the places and for the purposes specified in the indentures;

  •
  modify any of the foregoing provisions; or

  •
  change the currency of payment.

Covenant Defeasance

    If the applicable prospectus supplement so indicates, we may elect to be released from our obligations for certain covenants applicable to the convertible debt securities of any series upon deposit with the related trustee of an amount sufficient to discharge the indebtedness evidenced by the convertible debt securities of that series. The deposit must consist of

  •
  money or

  •
  obligations of the United States or any agency or instrumentality of the United States the payment of which is backed by the full faith and credit of the United States, which, through the payment of principal and interest on those obligations and complying with their terms, will provide funds in an aggregate amount sufficient to pay when due, including as a consequence of redemption in respect of which notice is given on or prior to the date of irrevocable deposit, the principal of, premium, if any, and interest on all convertible debt securities of the series.

    When a covenant defeasance occurs, we will

  •
  be released only from our obligations to comply with certain covenants contained in the indentures relating to the convertible debt securities;

  •
  continue to be obligated in all other respects under those convertible debt securities; and

  •
  continue to be contingently liable for the payment of principal, premium and interest for those convertible debt securities.

    Unless the applicable prospectus supplement specifies otherwise and except as described below, the conditions to covenant defeasance are as follows:

  •
  the covenant defeasance must not result in a breach or violation of, or constitute a default or event of default under, the applicable indenture or any other of our material agreements or instruments;

  •
  certain bankruptcy-related defaults or events of default with respect to us must not have occurred and be continuing during the period commencing on the date of the deposit of the trust funds to defease the convertible debt securities and ending on the 91st day after that date;

  •
  we must deliver to the trustee an opinion of counsel to the effect that the holders of the convertible debt securities:

  –
  will not recognize income, gain or loss for federal income tax purposes as a result of the covenant defeasance and

  –
  will be subject to federal income tax on the same amounts and in the same manner and at all the same times as would have been the case if the covenant defeasance had not occurred;

  •
  we must deliver to the trustee an officer's certificate and an opinion of counsel addressing compliance with the conditions precedent to covenant defeasance; and

  •
  we must comply with any additional conditions to the covenant defeasance that may be imposed on us pursuant to the applicable indenture.

12

    The indentures require that a nationally recognized firm of independent public accountants deliver to the trustee a written certification as to the sufficiency of the trust funds deposited for covenant defeasance of the convertible debt securities. Holders of the convertible debt securities do not have recourse against that firm under the indentures.

    If we exercise our covenant defeasance option, payment of the convertible debt securities may not be accelerated by reason of a default or an event of default for the covenants to which the covenant defeasance is applicable. However, if acceleration were to occur, the realizable value at the acceleration date of the money and government obligations in the defeasance trust could be less than the principal and interest then due on the convertible debt securities, because the required deposit in the defeasance trust is based on scheduled cash flow rather than market value, which will vary depending on interest rates and other factors.

    The applicable prospectus supplement may further describe the provisions, if any, applicable to covenant defeasance for convertible debt securities of a particular series.

DESCRIPTION OF CAPITAL STOCK

    We are authorized to issue 100,000,000 shares of common stock, $1.00 par value, and 5,000,000 shares of preferred stock.

Voting Rights

    Each holder of our common stock is entitled to one vote per share on all matters submitted to a vote of our common stockholders. Holders of our common stock do not have cumulative voting rights. Our board of directors is classified into three classes, with approximately one-third of the directors elected each year to three-year terms. A vote of a majority of the shares present at a meeting is required to elect each nominee as a director and to approve most other matters brought before the stockholders for a vote, excluding some extraordinary transactions.

Dividend Rights

    Subject to preferences that may be applicable to any outstanding shares of our preferred stock, the holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of funds legally available for the payment of dividends.

Liquidation Rights

    In the event of a liquidation, dissolution or winding up of Alaska Air Group, the holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities and liquidation preferences of any outstanding shares of our preferred stock.

Preemptive Rights, Conversion Rights and Redemption Provisions

    Holders of our common stock have no preemptive rights or rights to convert their common stock into other securities. There are no redemption or sinking fund provisions applicable to our common stock.

Transfer Agent and Registrar

    The transfer agent and registrar for our common stock is BankBoston, N.A. EQUISERVE.

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Potential Rights of Preferred Stock

    Under our certificate of incorporation, our board of directors has authority to issue up to 5,000,000 shares of preferred stock. Those shares will have voting, dividend, liquidation, conversion, redemption and other rights as may be determined by our board of directors, subject to the provisions of the certificate of incorporation. Shares of our common stock will be subject to the preferences, rights and powers of any shares of preferred stock as set forth in our certificate of incorporation and in the resolutions establishing one or more series of preferred stock. The issuance of our preferred stock may have one or more of the following effects:

  •
  restrict common stock dividends if preferred stock dividends have not been paid;

  •
  dilute the voting power and equity interest of holders of our common stock to the extent that any series of our preferred stock has voting rights or is convertible into common stock; or

  •
  prevent current holders of our common stock from receiving assets upon liquidation until any liquidation preferences granted to holders of our preferred stock are satisfied.

    In addition, the issuance of preferred stock may, in certain circumstances, have the effect of discouraging a change of control of Alaska Air Group by, for example, granting voting right to holders of our preferred stock that require approval by the separate vote of the holders of our preferred stock for any amendment to our certificate of incorporation or any reorganization, consolidation or merger (or other similar transaction involving us). As a result, the issuance of preferred stock may discourage bids for our common stock at a premium over its then current market price therefor and may have a material adverse effect on the market value of our common stock. No preferred stock was outstanding at the date of this prospectus.

Certain Antitakeover Provisions

    Our certificate of incorporation contains provisions sometimes referred to as "antitakeover" provisions. In the event that we at any time have a stockholder who is a beneficial owner of more than 15% of the voting power of our outstanding shares of voting stock, these provisions require the affirmative vote of the holders of not less than 80% of our outstanding shares of voting stock to approve

  •
  a consolidation or merger with any other corporation;

  •
  the conveyance to any corporation or other person, or any other disposition, of all or substantially all of our assets; or

  •
  the disposition by us of all or substantially all the stock or assets of any major subsidiary of ours.

    This 80% voting requirement does not apply to a transaction approved by 80% of the disinterested members of our board of directors.

    We are party to a rights agreement designed to deter partial and two-tier tender offers, stock accumulation programs and other coercive tactics that might be used to gain control of Alaska Air Group without giving our board of directors the opportunity to negotiate on behalf of the stockholders. In accordance with the rights agreement, one right is attached to each share of our outstanding common stock. A holder of a right may, under certain circumstances, purchase at a discount from market value either shares of a special class of voting preferred stock of Alaska Air Group or shares of capital stock of a corporate entity attempting to acquire Alaska Air Group or surviving a merger or consolidation with Alaska Air Group.

14

PLAN OF DISTRIBUTION

    We may sell convertible debt securities to or through underwriters, directly to other purchasers or through agents. We may distribute convertible debt securities from time to time in one or more transactions at

  •
  a fixed price or prices, which may be changed;

  •
  market prices prevailing at the time of sale;

  •
  prices related to the prevailing market prices at the time of sale; or

  •
  negotiated prices.

    In connection with the sale of the convertible debt securities, underwriters or agents may receive compensation from us or from purchasers of the convertible debt securities for whom they act as agents in the form of discounts, concessions or commissions. Underwriters may sell the convertible debt securities to or through dealers, and those dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters or commissions from the purchasers for whom they act as agents.

    Underwriters, dealers and agents that participate in the distribution of the convertible debt securities may be deemed to be underwriters, and any discounts or commissions received by them from us and any profit on the resale of the convertible debt securities by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. We will identify any underwriters or agents and describe their compensation in the applicable prospectus supplement.

    We may indemnify underwriters and agents who participate in the distribution of the convertible debt securities against certain liabilities, including liabilities under the Securities Act.

    If indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by specific institutions to purchase the convertible debt securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include, among others:

  •
  commercial and savings banks;

  •
  insurance companies;

  •
  pension funds;

  •
  investment companies; and

  •
  educational and charitable institutions.

    In all cases, we must approve the contracting institutions. The obligations of any purchaser under any payment and delivery contract will be subject to the condition that the purchase of the convertible debt securities is not, at the time of delivery, prohibited by applicable law. The underwriters or relevant other agents will not have any responsibility in respect of the validity or performance of such contracts.

    Unless the applicable prospectus supplement indicates otherwise, we do not intend to apply for the listing of any series of convertible debt securities on a national securities exchange. If we sell the convertible debt securities of any series to or through underwriters, the underwriters may make a market in those convertible debt securities, as permitted by applicable laws and regulations. No underwriter is obligated, however, to make a market in those convertible debt securities, and any market-making that is done may be discontinued at any time at the sole discretion of the underwriter. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the convertible debt securities of any series.

15

    Some of the underwriters or agents and their associates may be customers of, engage in transactions with, and perform services for us in the ordinary course of business.

DISCLOSURE OF THE SEC'S POSITION ON INDEMNIFICATION FOR
SECURITIES ACT LIABILITIES

    Section 145(a) of the Delaware General Corporation Law (DGCL) provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his or her conduct was unlawful.

    Section 145(b) of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted under similar standards, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability, such person is fairly and reasonably entitled to be indemnified for such expenses as the court shall deem proper.

    Section 145 of the DGCL further provides that to the extent a director or officer of a Delaware corporation has been successful in the defense of any action, suit or proceeding referred to in subsections 145(a) and (b) or in the defense of any claim, issue or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that the corporation may purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against such person or incurred by him or her in any such capacity or arising out of his or her status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 145.

    Article VIII of our by-laws requires indemnification to the full extent permitted by the DGCL or other applicable law. Subject to any restrictions imposed by such law, the by-laws provide a right to indemnification for all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by the indemnitee in connection with any actual or threatened action, suit or proceeding by reason of the fact that such person is or was a director or officer of Alaska Air Group or, being or having been such a director, officer or an employee of Alaska Air Group, he or she is or was serving at the request of Alaska Air Group as a director, officer, employee or agent of another corporation or other entity.

    Section 102(b)(7) of the DGCL provides that a corporation in its original certificate of incorporation or an amendment thereto validly approved by stockholders may eliminate or limit personal liability of members of its board of directors for breach of a director's fiduciary duty.

16

However, no such provision may eliminate or limit the liability of a director for breaching his or her duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, paying a dividend or approving a stock repurchase that was illegal or obtaining an improper personal benefit. A provision of this type has no effect on the availability of equitable remedies, such as injunction or rescission, for breach of fiduciary duty. Article 11 of our certificate of incorporation provides for such limitation of liabilities to the full extent permitted by the DGCL.

    Our officers and directors are covered by insurance (with certain exceptions and with certain limitations) which indemnifies them against losses and liabilities arising from certain alleged "wrongful acts," including alleged errors or misstatements, or certain other alleged wrongful acts or omissions constituting neglect or breach of duty.

    The underwriting agreements, filed as exhibits to the registration statement of which this prospectus is a part, contain provisions whereby the underwriters agree to indemnify us, our directors and certain officers and other persons, and are incorporated herein by reference.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons under the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

LEGAL MATTERS

    Unless the applicable prospectus supplement indicates otherwise, the validity of the convertible debt securities will be passed on for Alaska Air Group by Perkins Coie LLP, Seattle, Washington.

EXPERTS

    The financial statements and schedules of Alaska Air Group incorporated by reference in this prospectus and in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

17

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and it is not soliciting an offer to buy securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 12, 2001

PROSPECTUS

ALASKA AIR GROUP, INC.

COMMON STOCK

     Alaska Air Group, Inc. may offer shares of our common stock from time to time with an aggregate public offering price of up to $804,600,000. The specific terms and amounts of the securities will be fully described in a prospectus supplement that will accompany this prospectus. Please read both the prospectus supplement and this prospectus carefully before you invest. This prospectus may not be used to sell securities unless accompanied by a prospectus supplement.

    Our common stock is listed on the New York Stock Exchange under the symbol "ALK." On July 11, 2001, the last reported sales price of our common stock on the NYSE was $29.40 per share.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is        , 2001.

ABOUT THIS PROSPECTUS

    This prospectus is part of a registration statement we filed with the Securities and Exchange Commission using a shelf registration process. Under this shelf process, we may sell our common stock in one or more offerings. This prospectus provides you with a general description of our common stock. Each time we offer common stock, we will provide you with a prospectus supplement that will describe the specific amounts, prices and terms of the offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read carefully both this prospectus and any prospectus supplement together with additional information described below.

    This prospectus does not contain all the information provided in the registration statement we filed with the SEC. For further information about us or our common stock, you should refer to that registration statement, which you can obtain from the SEC as described below under "Where You Can Find More Information." Statements contained in this prospectus or in any prospectus supplement about the contents of any contract or other document are not necessarily complete; therefore, we recommend that you review the full text of those contracts and other documents.

    You should rely only on the information contained or incorporated by reference in this prospectus or a prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus or any prospectus supplement, as well as information we have previously filed with the SEC and incorporated by reference, is accurate as of the date on the front of those documents only. Our business, financial condition, results of operations and prospects may have changed since those dates.

WHERE YOU CAN FIND MORE INFORMATION

    Alaska Air Group is subject to the reporting requirements of the Securities Exchange Act of 1934, which requires Alaska Air Group to file reports and other information with the SEC. You may access much of this material over the Internet at the SEC's Web site at http://www.sec.gov. These reports and other information may also be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. In addition, copies of these reports and other information may be obtained at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. You can get further information about the SEC's Public Reference Room by calling 1-800-SEC-0330. The reports and other information filed by Alaska Air Group may also be inspected and copied at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

    The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and the information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 until we complete our offering of the securities:

  •
  Annual Report on Form 10-K for the year ended December 31, 2000;

  •
  Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001;

  •
  Current Reports on Form 8-K filed on January 5, February 7, March 5, April 5, May 3, June 5, June 14 and July 5, 2001; and

  •
  Definitive Proxy Statement on Schedule 14A, as filed with the SEC on April 6, 2001 in connection with our annual meeting.

    You may request a copy of these filings (other than exhibits to them), at no cost, by telephoning or writing to the following address:

  Corporate Secretary's Office
  Alaska Air Group, Inc.
  P.O. Box 68947
  Seattle, WA 98168-0947
  Telephone: (206) 433-3131

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ALASKA AIR GROUP

    Alaska Air Group is a holding company that was incorporated in Delaware in 1985. Our two principal subsidiaries are Alaska Airlines, Inc. and Horizon Air Industries, Inc. Both subsidiaries operate as airlines, although their business plans, competition and economic risks differ substantially. Alaska Airlines is a major airline that operates an all-jet fleet. Its average passenger trip length is 886 miles. Horizon is a regional airline that operates jet and turboprop aircraft, with an average passenger trip length of 283 miles. Alaska Air Group's executive offices are located at 19300 Pacific Highway South, Seattle, Washington 98188.

    Alaska Airlines is an Alaska corporation that traces its history back to McGee Airways, which was organized in 1932. Alaska Star Airlines was incorporated in 1937 and changed its name to Alaska Airlines in 1944. Alaska serves 37 cities in seven states (Alaska, Washington, Oregon, California, Nevada, Illinois and Arizona), one city in Canada and five cities in Mexico. Horizon is a Washington corporation that began service in 1981 and was acquired by Alaska Air Group in 1986. It is the largest regional airline in the Pacific Northwest, serving 35 cities in five states (Washington, Oregon, Montana, Idaho and California) and five cities in Canada.

USE OF PROCEEDS

    Unless otherwise indicated in the accompanying prospectus supplement, the net proceeds from the sale of the offered common stock will be added to the working capital of Alaska Air Group. We will use the proceeds for general corporate purposes, among which may be the repayment of outstanding indebtedness and financing of capital expenditures by Alaska Airlines and Horizon, including the acquisition of aircraft and related equipment.

DESCRIPTION OF COMMON STOCK

    We are authorized to issue 100,000,000 shares of common stock, $1.00 par value, and 5,000,000 shares of preferred stock.

Voting Rights

    Each holder of our common stock is entitled to one vote per share on all matters submitted to a vote of our common stockholders. Such holders do not have cumulative voting rights. Our board of directors is classified into three classes, with approximately one-third of the directors elected each year to three-year terms. A vote of a majority of the shares present at a meeting is required to elect each nominee as a director and to approve most other matters brought before the stockholders for a vote, excluding some extraordinary transactions.

Dividend Rights

    Subject to preferences that may be applicable to any outstanding shares of our preferred stock, the holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of funds legally available for the payment of dividends.

Liquidation Rights

    In the event of a liquidation, dissolution or winding up of Alaska Air Group, the holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities and liquidation preferences of any outstanding shares of our preferred stock.

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Preemptive Rights, Conversation Rights and Redemption Provisions

    Holders of our common stock have no preemptive rights or rights to convert their common stock into other securities. There are no redemption or sinking fund provisions applicable to our common stock.

Transfer Agent and Registrar

    The transfer agent and registrar for our common stock is BankBoston, N.A. EQUISERVE.

Potential Rights of Preferred Stock

    Under our certificate of incorporation, our board of directors has authority to issue up to 5,000,000 shares of preferred stock. Those shares would have voting, dividend, liquidation, conversion, redemption and other rights as may be determined by our board of directors, subject to the provisions of the certificate of incorporation. Shares of our common stock will be subject to the preferences, rights and powers of any shares of preferred stock as set forth in our certificate of incorporation and in the resolutions establishing one or more series of preferred stock. The issuance of our preferred stock may have one or more of the following effects:

  •
  restrict common stock dividends if preferred stock dividends have not been paid;

  •
  dilute the voting power and equity interest of holders of our common stock to the extent that any series of our preferred stock has voting rights or is converted into common stock; or

  •
  prevent current holders of our common stock from receiving assets upon liquidation until any liquidation preferences granted to holders of our preferred stock are satisfied.

    In addition, the issuance of preferred stock may, in certain circumstances, have the effect of discouraging a change of control of Alaska Air Group by, for example, granting voting rights to holders of our preferred stock that require approval by the separate vote of the holders of our preferred stock for any amendment to our certificate of incorporation or any reorganization, consolidation or merger (or other similar transaction involving us). As a result, the issuance of preferred stock may discourage bids for our common stock at a premium over its then current market price therefor and may have a material adverse effect on the market value of our common stock. No preferred stock was outstanding at the date of this prospectus.

Certain Antitakeover Provisions

    Our certificate of incorporation contains provisions sometimes referred to as "antitakeover" provisions. In the event that we at any time have a stockholder who is a beneficial owner of more than 15% of the voting power of our outstanding shares of voting stock, these provisions require the affirmative vote of the holders of not less than 80% of our outstanding shares of voting stock to approve

  •
  a consolidation or merger with any other corporation;

  •
  the conveyance of our assets to any corporation or other person or any other disposition, of all or substantially all of our assets; or

  •
  the disposition of all or substantially all the stock or assets of any major subsidiary of ours.

    This 80% voting requirement does not apply to a transaction that is approved by 80% of the disinterested members of our board of directors.

    We are party to a rights agreement designed to deter partial and two-tier tender offers, stock accumulation programs and other coercive tactics that might be used to gain control of Alaska Air

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Group without giving our board of directors the opportunity to negotiate on behalf of the stockholders. In accordance with the rights agreement, one right is attached to each share of our outstanding common stock. A holder of a right may, under certain circumstances, purchase at a discount from market value either shares of a special class of voting preferred stock of Alaska Air Group or shares of capital stock of a corporate entity attempting to acquire Alaska Air Group or surviving a merger or consolidation with Alaska Air Group.

PLAN OF DISTRIBUTION

    We may sell securities through or to underwriters or dealers, directly to other purchasers or through agents. Each prospectus supplement will describe the method of distributing the offered securities.

    The distribution of the common stock will be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prices related to prevailing market prices or at negotiated prices.

    The underwriters may receive compensation from us or from purchasers of securities for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Dealers and agents that participate in distributing securities may be deemed to be underwriters, and any discounts or commissions received by them from us and any profit on the resale of securities by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. We will identify all underwriters or agents and describe their compensation in the prospectus supplement.

    We may indemnify underwriters and agents who participate in distributing the common stock against certain liabilities, including liabilities under the Securities Act.

    Underwriters, dealers and agents may engage in transactions with, or perform services for, us and our subsidiaries in the ordinary course of business.

DISCLOSURE OF THE SEC'S POSITION ON INDEMNIFICATION FOR
SECURITIES ACT LIABILITIES

    Section 145(a) of the Delaware General Corporation Law (DGCL) provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his or her conduct was unlawful.

    Section 145(b) of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted under similar standards, except that no indemnification may be made in respect of any

5

claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability, such person is fairly and reasonably entitled to be indemnified for such expenses as the court shall deem proper.

    Section 145 of the DGCL further provides that to the extent a director or officer of a Delaware corporation has been successful in the defense of any action, suit or proceeding referred to in subsections 145(a) and (b) or in the defense of any claim, issue or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that the corporation may purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against such person or incurred by him or her in any such capacity or arising out of his or her status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 145.

    Article VIII of our by-laws requires indemnification to the full extent permitted by the DGCL or other applicable law. Subject to any restrictions imposed by such law, the by-laws provide a right to indemnification for all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by the indemnitee in connection with any actual or threatened action, suit or proceeding by reason of the fact that such person is or was a director or officer of Alaska Air Group or, being or having been such a director, officer or an employee of Alaska Air Group, he or she is or was serving at the request of Alaska Air Group as a director, officer, employee or agent of another corporation or other entity.

    Section 102(b)(7) of the DGCL provides that a corporation in its original certificate of incorporation or an amendment thereto validly approved by stockholders may eliminate or limit personal liability of members of its board of directors of governing body for breach of a director's fiduciary duty. However, no such provision may eliminate or limit the liability of a director for breaching his or her duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, paying a dividend or approving a stock repurchase that was illegal or obtaining an improper personal benefit. A provision of this type has no effect on the availability of equitable remedies, such as injunction or rescission, for breach of fiduciary duty. Article 11 of our certificate of incorporation provides for such limitation of liabilities to the full extent permitted by the DGCL.

    Our officers and directors are covered by insurance (with certain exceptions and with certain limitations) which indemnifies them against losses and liabilities arising from certain alleged "wrongful acts," including alleged errors or misstatements, or certain other alleged wrongful acts or omissions constituting neglect or breach of duty.

    The underwriting agreements, filed as exhibits to the registration statement of which this prospectus is a part, contain provisions whereby the underwriters agree to indemnify us, our directors and certain officers and other persons, and are incorporated herein by reference.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons under the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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LEGAL MATTERS

    Unless the applicable prospectus supplement indicates otherwise, the validity of the common stock offered will be passed on for Alaska Air Group by Perkins Coie LLP, Seattle, Washington.

EXPERTS

    The financial statements and schedules of Alaska Air Group, incorporated by reference in this prospectus and in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

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PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

    The estimated expenses in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions, are set forth in the following table.

Securities and Exchange Commission registration fee		$187,500
Blue Sky fees and expenses		*
Printing and engraving expenses		*
Legal fees and expenses		*
Rating agency fees		*
Accounting fees and expenses		*
Owner Trustee fees and expenses		*
Indenture Trustee fees and expenses		*
Miscellaneous		*

Total	$	*

*
To be provided by amendment or as an exhibit to a filing with the SEC under Section 13(a), 13(c) or 15(d) of the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.

Item 15. Indemnification of Directors and Officers

    Section 145(a) of the Delaware General Corporation Law (DGCL) and Section 10.06.490(a) of the Alaska Corporations Code (ACC) each provide that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his or her conduct was unlawful.

    Section 145(b) of the DGCL and Section 10.06.490(b) of the ACC each provide that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted under similar standards, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability, such person is fairly and reasonably entitled to be indemnified for such expenses which the court shall deem proper.

    Section 145 of the DGCL and Section 10.06.490 of the ACC each further provide that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections 145(a) and (b), in the case of the DGCL, or subsections 10.06.490(a) and (b), in the case of the ACC, or in the defense of any claim, issue or matter in any of those subsections, such person shall be indemnified against expenses actually and reasonably incurred

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by such person in connection therewith; that indemnification provided for by Section 145 and Section 10.06.490 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that the corporation may purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against such person or incurred by him or her in any such capacity or arising out of his or her status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 145 or Section 10.06.490.

    Article VIII of the Alaska Air Group's by-laws and Article VI of Alaska Airlines' by-laws each require indemnification to the full extent permitted by the DGCL and ACC, respectively, or other applicable law. Subject to any restrictions imposed by such laws, the by-laws of each corporation provide a right to indemnification for all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by the indemnitee in connection with any actual or threatened action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or, being or having been such a director, officer or an employee of the corporation, he or she is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity.

    Section 102(b)(7) of the DGCL and Section 10.06.210(N) of the ACC each provide that a corporation in its original charter or an amendment thereto validly approved by stockholders may eliminate or limit personal liability of members of its board of directors for breach of a director's fiduciary duty. However, no such provision may eliminate or limit the liability of a director for breaching his or her duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, paying a dividend or approving a stock repurchase that was illegal or obtaining an improper personal benefit. A provision of this type has no effect on the availability of equitable remedies, such as injunction or rescission, for breach of fiduciary duty. Article 11 of Alaska Air Group's certificate of incorporation provides for such limitation of liabilities to the full extent permitted by the DGCL. Alaska Airlines' articles of incorporation do not currently provide for such limitation of liabilities.

    Officers and directors of Alaska Air Group and Alaska Airlines are covered by insurance (with certain exceptions and with certain limitations) which indemnifies them against losses and liabilities arising from certain alleged "wrongful acts," including alleged errors or misstatements, or certain other alleged wrongful acts or omissions constituting neglect or breach of duty.

    The underwriting agreements, filed as exhibits to the registration statement of which this prospectus is a part, contain provisions whereby the underwriters agree to indemnify the Alaska Air Group and Alaska Airlines, their directors and certain officers and other persons, and are incorporated herein by reference.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons under the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 16. Exhibits

  (a)
  The following Exhibits are filed as part of this registration statement:

Exhibit No.	Exhibit
Exhibit 1(a)	Form of Underwriting Agreement for Convertible Debt Securities of Alaska Air Group*
Exhibit 1(b)	Form of Underwriting Agreement for Debt Securities of Alaska Air Group*
Exhibit 1(c)	Form of Underwriting Agreement for Debt Securities of Alaska Airlines*

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Exhibit 1(d)	Form of Underwriting Agreement for Common Stock of Alaska Air Group*
Exhibit 1(e)	Form of Underwriting Agreement for Equipment Trust Certificates of Alaska Airlines*
Exhibit 1(f)	Form of Underwriting Agreement for Pass Through Certificates of Alaska Airlines*
Exhibit 4(a)(1)
Form of Convertible Senior Debt Securities Indenture for Alaska Air Group (incorporated by reference from Exhibit 4(a)(1) to Amendment No. 1 to Alaska Air Group's and Alaska Airlines' Registration Statement No. 33-52265 on Form S-3 filed on March 11, 1994)
Exhibit 4(a)(2)	Form of Convertible Senior Debt Securities of Alaska Air Group (included in Exhibit 4(a)(1))
Exhibit 4(a)(3)
Form of Convertible Subordinated Debt Securities Indenture for Alaska Air Group (incorporated by reference from Exhibit 4(a)(3) to Amendment No. 1 to Alaska Air Group's and Alaska Airlines' Registration Statement No. 33-52265 on Form S-3 filed on March 11, 1994)
Exhibit 4(a)(4)	Form of Convertible Subordinated Debt Securities of Alaska Air Group (included in Exhibit 4(a)(3))
Exhibit 4(b)(1)
Form of Debt Securities Indenture for Alaska Airlines (incorporated by reference from Exhibit 4(b)(1) to Alaska Air Group's and Alaska Airlines' Registration Statement No. 33-52265 on Form S-3 filed on February 14, 1994)
Exhibit 4(b)(2)	Form of Debt Securities of Alaska Airlines (included in Exhibit 4(b)(1))
Exhibit 4(c)(1)	Form of Debt Securities Indenture for Alaska Air Group*
Exhibit 4(c)(2)	Form of Debt Securities of Alaska Air Group (included in Exhibit 4(c)(1))*
Exhibit 4(d)(1)
Form of Leased Aircraft Trust Indenture and Security Agreement between the Indenture Trustee and Alaska Airlines relating to Equipment Trust Certificates of Alaska Airlines (incorporated by reference from Exhibit 4(c)(1) to Amendment No. 1 to Alaska Air Group's and Alaska Airlines' Registration Statement No. 33-52265 on Form S-3 filed on March 11, 1994)
Exhibit 4(d)(2)	Form of Leased Aircraft Equipment Trust Certificate of Alaska Airlines (included in Exhibit 4(d)(1))
Exhibit 4(d)(3)
Form of Owned Aircraft Trust Indenture and Security Agreement between the Indenture Trustee and Alaska Airlines relating to Equipment Trust Certificates of Alaska Airlines (incorporated by reference from Exhibit 4(c)(3) to Amendment No. 1 to Alaska Air Group's and Alaska Airlines' Registration Statement No. 33-52265 on Form S-3 filed on March 11, 1994)
Exhibit 4(d)(4)	Form of Owned Aircraft Equipment Trust Certificate of Alaska Airlines (included in Exhibit 4(d)(3))
Exhibit 4(e)
Certificate of Incorporation of Alaska Air Group, as amended to date (incorporated by reference from Exhibit 4(d) to Alaska Air Group's and Alaska Airlines' Registration Statement No. 33-52265 on Form S-3 filed on February 14, 1994)

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Exhibit 4(f)	Bylaws of Alaska Air Group, as amended to date (incorporated by reference to Exhibit 3.(ii) to Form 10-K of Alaska Air Group, Inc. for the year ended December 31, 1995)
Exhibit 4(g)	Rights Agreement dated as of December 2, 1986 between Alaska Air Group and The First National Bank of Boston, as Rights Agent (Exhibit No. 1 to Form 8-A of Alaska Air Group filed December 12, 1986)
Exhibit 4(h)	Form of Pass Through Trust Agreement between Alaska Airlines, Alaska Air Group and the Trustee, relating to Pass Through Certificates of Alaska Airlines (filed as Exhibit 4(h))*
Exhibit 4(i)	Form of Pass Through Certificate included in Exhibit 4(h)*
Exhibit 5(a)	Opinion of Perkins Coie LLP, counsel for Alaska Air Group and Alaska Airlines*
Exhibit 5(b)	Form of Opinion of counsel for Owner Trustee*
Exhibit 8	Tax Opinion of Perkins Coie LLP*
Exhibit 12(a)	Computation of Ratio of Earnings to Fixed Charges of Alaska Air Group
Exhibit 12(b)	Computation of Ratio of Earnings to Fixed Charges of Alaska Airlines
Exhibit 23(a)	Consent of Perkins Coie LLP (included in Exhibit 5(a))*
Exhibit 23(b)	Consent of counsel for Owner Trustee (included in Exhibit 5(b))*
Exhibit 23(d)	Consent of Perkins Coie LLP (included in Exhibit 8)*
Exhibit 23(e)	Consent of Arthur Andersen LLP
Exhibit 24	Power of Attorney (included on signature page to the Registration Statement)
Exhibit 25(a)	Form T-1 Statement of Eligibility of Trustee under Convertible Debt Securities Indenture of Alaska Air Group*
Exhibit 25(b)	Form T-1 Statement of Eligibility of Trustee under Debt Securities Indenture of Alaska Air Group*
Exhibit 25(c)	Form T-1 Statement of Eligibility of Trustee under Debt Securities Indenture of Alaska Airlines*
Exhibit 25(d)	Form T-1 Statement of Eligibility of Trustee under Trust Indenture and Security Agreement relating to Equipment Trust Certificates of Alaska Airlines*
Exhibit 25(e)	Form T-1 Statement of Eligibility of Trustee under Pass Through Trust Agreement relating to Pass Through Trust Certificates of Alaska Airlines*

*
To be filed by amendment or incorporated by reference in connection with the offering of securities.

Item 17. Undertakings

    A. The undersigned registrants hereby undertake:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

        (a) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act");

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        (b) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in this registration statement;

        (c) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

  provided, however, that paragraphs A(1)(a) and A(1)(b) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the registrants pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

      (2) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    B. Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the 1934 Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions described under Item 15 above, or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the respective registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

    D. Each of the undersigned registrants hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

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SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, Alaska Air Group, Inc. certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Seattle, state of Washington, on July 12, 2001.

ALASKA AIR GROUP, INC.
/s/ JOHN F. KELLY John F. Kelly Chairman of the Board, President and Chief Executive Officer

    Each person whose individual signature appears below hereby authorizes and appoints John F. Kelly and Bradley D. Tilden, and each of them, with full power of substitution and full power to act without the other, as his or her true and lawful attorney-in-fact and agent to act in his or her name, place and stead and to execute in the name and on behalf of each person, individually and in each capacity stated below, and to file, any and all amendments to this registration statement, including any and all post-effective amendments, and any related Rule 462(b) registration statement and any amendment thereto.

    Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below on this 12th day of July, 2001.

Signature	Title

/s/ JOHN F. KELLY John F. Kelly	Chairman of the Board, President and Chief Executive Officer
/s/ BRADLEY D. TILDEN Bradley D. Tilden	Vice President/Finance and Chief Financial Officer (Principal Financial Officer)
/s/ TERRI K. MAUPIN Terri K. Maupin	Controller (Principal Accounting Officer)
/s/ WILLIAM S. AYER William S. Ayer	Director
/s/ RONALD F. COSGRAVE Ronald F. Cosgrave	Director
/s/ MARY JANE FATE Mary Jane Fate	Director

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/s/ MARK R. HAMILTON Mark R. Hamilton	Director
/s/ BRUCE R. KENNEDY Bruce R. Kennedy	Director
/s/ R. MARC LANGLAND R. Marc Langland	Director
/s/ BYRON I. MALLOTT Byron I. Mallott	Director
/s/ JOHN B. RINDLAUB John B. Rindlaub	Director
/s/ J. KENNETH THOMPSON J. Kenneth Thompson	Director
/s/ RICHARD A. WIEN Richard A. Wien	Director

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SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, Alaska Airlines, Inc. certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Seattle, state of Washington, on July 12, 2001.

ALASKA AIRLINES, INC.
/s/ JOHN F. KELLY John F. Kelly Chairman of the Board and Chief Executive Officer

    Each person whose individual signature appears below hereby authorizes and appoints John F. Kelly and Bradley D. Tilden, and each of them, with full power of substitution and full power to act without the other, as his or her true and lawful attorney-in-fact and agent to act in his or her name, place and stead and to execute in the name and on behalf of each person, individually and in each capacity stated below, and to file, any and all amendments to this registration statement, including any and all post-effective amendments, and any related Rule 462(b) registration statement and any amendment thereto.

    Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below on this 12th day of July, 2001.

Signature	Title

/s/ JOHN F. KELLY John F. Kelly	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)
/s/ WILLIAM S. AYER William S. Ayer	President and Director
/s/ BRADLEY D. TILDEN Bradley D. Tilden	Vice President/Finance and Chief Financial Officer (Principal Financial Officer)
/s/ TERRI K. MAUPIN Terri K. Maupin	Staff Vice President/Finance and Controller (Principal Accounting Officer)
/s/ RONALD F. COSGRAVE Ronald F. Cosgrave	Director
/s/ MARY JANE FATE Mary Jane Fate	Director

II–8

/s/ R. MARC LANGLAND R. Marc Langland	Director
/s/ J. KENNETH THOMPSON J. Kenneth Thompson	Director

II–9

INDEX TO EXHIBITS

Exhibit No.	Exhibit
Exhibit 1(a)	Form of Underwriting Agreement for Convertible Debt Securities of Alaska Air Group*
Exhibit 1(b)	Form of Underwriting Agreement for Debt Securities of Alaska Air Group*
Exhibit 1(c)	Form of Underwriting Agreement for Debt Securities of Alaska Airlines*
Exhibit 1(d)	Form of Underwriting Agreement for Common Stock of Alaska Air Group*
Exhibit 1(e)	Form of Underwriting Agreement for Equipment Trust Certificates of Alaska Airlines*
Exhibit 1(f)	Form of Underwriting Agreement for Pass Through Certificates of Alaska Airlines*
Exhibit 4(a)(1)
Form of Convertible Senior Debt Securities Indenture for Alaska Air Group (incorporated by reference from Exhibit 4(a)(1) to Amendment No. 1 to Alaska Air Group's and Alaska Airlines' Registration Statement No. 33-52265 on Form S-3 filed on March 11, 1994)
Exhibit 4(a)(2)	Form of Convertible Senior Debt Securities of Alaska Air Group (included in Exhibit 4(a)(1))
Exhibit 4(a)(3)
Form of Convertible Subordinated Debt Securities Indenture for Alaska Air Group (incorporated by reference from Exhibit 4(a)(3) to Amendment No. 1 to Alaska Air Group's and Alaska Airlines' Registration Statement No. 33-52265 on Form S-3 filed on March 11, 1994)
Exhibit 4(a)(4)	Form of Convertible Subordinated Debt Securities of Alaska Air Group (included in Exhibit 4(a)(3))
Exhibit 4(b)(1)
Form of Debt Securities Indenture for Alaska Airlines (incorporated by reference from Exhibit 4(b)(1) to Alaska Air Group's and Alaska Airlines' Registration Statement No. 33-52265 on Form S-3 filed on February 14, 1994)
Exhibit 4(b)(2)	Form of Debt Securities of Alaska Airlines (included in Exhibit 4(b)(1))
Exhibit 4(c)(1)	Form of Debt Securities Indenture for Alaska Air Group*
Exhibit 4(c)(2)	Form of Debt Securities of Alaska Air Group (included in Exhibit 4(c)(1))*
Exhibit 4(d)(1)
Form of Leased Aircraft Trust Indenture and Security Agreement between the Indenture Trustee and Alaska Airlines relating to Equipment Trust Certificates of Alaska Airlines (incorporated by reference from Exhibit 4(c)(1) to Amendment No. 1 to Alaska Air Group's and Alaska Airlines' Registration Statement No. 33-52265 on Form S-3 filed on March 11, 1994)
Exhibit 4(d)(2)	Form of Leased Aircraft Equipment Trust Certificate of Alaska Airlines (included in Exhibit 4(d)(1))
Exhibit 4(d)(3)
Form of Owned Aircraft Trust Indenture and Security Agreement between the Indenture Trustee and Alaska Airlines relating to Equipment Trust Certificates of Alaska Airlines (incorporated by reference from Exhibit 4(c)(3) to Amendment No. 1 to Alaska Air Group's and Alaska Airlines' Registration Statement No. 33-52265 on Form S-3 filed on March 11, 1994)
Exhibit 4(d)(4)	Form of Owned Aircraft Equipment Trust Certificate of Alaska Airlines (included in Exhibit 4(d)(3))

Exhibit 4(e)
Certificate of Incorporation of Alaska Air Group, as amended to date (incorporated by reference from Exhibit 4(d) to Alaska Air Group's and Alaska Airlines' Registration Statement No. 33-52265 on Form S-3 filed on February 14, 1994)
Exhibit 4(f)	Bylaws of Alaska Air Group, as amended to date (incorporated by reference to Exhibit 3.(ii) to Form 10-K of Alaska Air Group, Inc. for the year ended December 31, 1995)
Exhibit 4(g)	Rights Agreement dated as of December 2, 1986 between Alaska Air Group and The First National Bank of Boston, as Rights Agent (Exhibit No. 1 to Form 8-A of Alaska Air Group filed December 12, 1986)
Exhibit 4(h)	Form of Pass Through Trust Agreement between Alaska Airlines, Alaska Air Group and the Trustee, relating to Pass Through Certificates of Alaska Airlines (filed as Exhibit 4(h))*
Exhibit 4(i)	Form of Pass Through Certificate included in Exhibit 4(h)*
Exhibit 5(a)	Opinion of Perkins Coie LLP, counsel for Alaska Air Group and Alaska Airlines*
Exhibit 5(b)	Form of Opinion of counsel for Owner Trustee*
Exhibit 8	Tax Opinion of Perkins Coie LLP*
Exhibit 12(a)	Computation of Ratio of Earnings to Fixed Charges of Alaska Air Group
Exhibit 12(b)	Computation of Ratio of Earnings to Fixed Charges of Alaska Airlines
Exhibit 23(a)	Consent of Perkins Coie LLP (included in Exhibit 5(a))*
Exhibit 23(b)	Consent of counsel for Owner Trustee (included in Exhibit 5(b))*
Exhibit 23(d)	Consent of Perkins Coie LLP (included in Exhibit 8)*
Exhibit 23(e)	Consent of Arthur Andersen LLP
Exhibit 24	Power of Attorney (included on signature page to the Registration Statement)
Exhibit 25(a)	Form T-1 Statement of Eligibility of Trustee under Convertible Debt Securities Indenture of Alaska Air Group*
Exhibit 25(b)	Form T-1 Statement of Eligibility of Trustee under Debt Securities Indenture of Alaska Air Group*
Exhibit 25(c)	Form T-1 Statement of Eligibility of Trustee under Debt Securities Indenture of Alaska Airlines*
Exhibit 25(d)	Form T-1 Statement of Eligibility of Trustee under Trust Indenture and Security Agreement relating to Equipment Trust Certificates of Alaska Airlines*
Exhibit 25(e)	Form T-1 Statement of Eligibility of Trustee under Pass Through Trust Agreement relating to Pass Through Trust Certificates of Alaska Airlines*

*
To be filed by amendment or incorporated by reference in connection with the offering of securities.

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EXPLANATORY NOTE

ABOUT THIS PROSPECTUS
WHERE YOU CAN FIND MORE INFORMATION
ALASKA AIRLINES AND ALASKA AIR GROUP
USE OF PROCEEDS
RATIO OF EARNINGS TO FIXED CHARGES
DESCRIPTION OF EQUIPMENT NOTES
FEDERAL INCOME TAX CONSIDERATIONS
ERISA CONSIDERATIONS
PLAN OF DISTRIBUTION
DISCLOSURE OF THE SEC'S POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES
LEGAL MATTERS
EXPERTS

ABOUT THIS PROSPECTUS
WHERE YOU CAN FIND MORE INFORMATION
REPORTS TO PASS THROUGH CERTIFICATEHOLDERS
ALASKA AIRLINES AND ALASKA AIR GROUP
RATIO OF EARNINGS TO FIXED CHARGES
OUTLINE OF PASS THROUGH TRUST STRUCTURE
USE OF PROCEEDS
FLOW OF PAYMENTS
DESCRIPTION OF PASS THROUGH CERTIFICATES
DESCRIPTION OF EQUIPMENT NOTES
FEDERAL INCOME TAX CONSIDERATIONS
ERISA CONSIDERATIONS
PLAN OF DISTRIBUTION
DISCLOSURE OF THE SEC'S POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES
LEGAL MATTERS
EXPERTS

ABOUT THIS PROSPECTUS
WHERE YOU CAN FIND MORE INFORMATION
ALASKA AIR GROUP
USE OF PROCEEDS
RATIO OF EARNINGS TO FIXED CHARGES
DESCRIPTION OF DEBT SECURITIES
PLAN OF DISTRIBUTION
DISCLOSURE OF THE SEC'S POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES
LEGAL MATTERS
EXPERTS

ABOUT THIS PROSPECTUS
WHERE YOU CAN FIND MORE INFORMATION
ALASKA AIRLINES AND ALASKA AIR GROUP
USE OF PROCEEDS
RATIO OF EARNINGS TO FIXED CHARGES
DESCRIPTION OF DEBT SECURITIES
PLAN OF DISTRIBUTION
DISCLOSURE OF THE SEC'S POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES
LEGAL MATTERS
EXPERTS

ABOUT THIS PROSPECTUS
WHERE YOU CAN FIND MORE INFORMATION
ALASKA AIR GROUP
USE OF PROCEEDS
RATIO OF EARNINGS TO FIXED CHARGES
DESCRIPTION OF CONVERTIBLE DEBT SECURITIES
DESCRIPTION OF CAPITAL STOCK
PLAN OF DISTRIBUTION
DISCLOSURE OF THE SEC'S POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES
LEGAL MATTERS
EXPERTS

ABOUT THIS PROSPECTUS
WHERE YOU CAN FIND MORE INFORMATION
ALASKA AIR GROUP
USE OF PROCEEDS
DESCRIPTION OF COMMON STOCK
PLAN OF DISTRIBUTION
DISCLOSURE OF THE SEC'S POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES
LEGAL MATTERS
EXPERTS
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
SIGNATURES
INDEX TO EXHIBITS